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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4815

Ultra Series Fund
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI 53711
(Address of principal executive offices)(Zip code)

Pamela M. Krill
Madison/MEMBERS/Mosaic Legal and Compliance Department
550 Science Drive
Madison, WI 53711
(Name and address of agent for service)

Registrant's telephone number, including area code: 608-274-0300

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspoection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Ultra Series Fund  |  December 31, 2012

Nondeposit investment products are not federally insured, involve investment risk, may lose value and are not obligations of or guaranteed by any financial institution. For more complete information about Ultra Series Fund, including charges and expenses, request a prospectus from your financial advisor or from CMFG Life Insurance Company, 2000 Heritage Way, Waverly, IA 50677. Consider the investment objectives, risks, and charges and expenses of any fund carefully before investing. The prospectus contains this and other information about the investment company. For more current Ultra Series Fund performance information, please call 1-800-670-3600. Current performance may be lower or higher than the performance data quoted within. Past performance does not guarantee future results. Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the date of this report.

Ultra Series Fund  |  December 31, 2012

Management’s Discussion of Fund Performance

2012 IN REVIEW

The old adage that markets climb “a wall of worry” was demonstrated by domestic and international stock and bond markets in 2012. Despite signs of sluggish economic growth in the U.S., a recession in Europe, and slowing growth in the emerging markets, investors were well rewarded for holding stocks. The domestic stock market, as measured by the S&P 500, was up 16.0%, while the broad international market, as measured by the MSCI EAFE Index advanced 17.9%. The Russell Emerging Markets Index advanced 19.2%, and even investors in Europe found enough good news in the midst of a still-uncertain sovereign debt crisis to push stock valuations up strongly. The Morningstar Europe Stock Category showed mutual funds specializing in this region up 20.9% for the year. We believe the largest reason for these positive returns was the continued, unprecedented stimulus from the Federal Reserve and central banks around the world.

Stocks were not uniformly positive for the year, with a wide disparity of returns among U.S. Sectors. The Utilities Sector trailed with a loss of -2.9%, while the Financials Sector led the market with a 26.3% return, followed by the Consumer Discretionary Sector, with a 21.9% return. In general, more economically sensitive and lower-quality stocks rallied, while the more defensive sectors such as Utilities and Consumer Staples lagged the broader market. Lower demand and increased energy production, particularly in domestic natural gas, dampened commodity returns, with the S&P Energy Sector up just 2.3% for the year. In general, small and mid-cap stocks advanced in the same range as large stocks, while value stocks had a slight advantage over similarly sized stocks classified as “growth.”

Bond investors enjoyed positive returns, with the most conservative short-term government issuances producing minor advances, while riskier long-term and lower-quality bonds flourished. The bond markets were led by high-yield bonds, which tend to move in tandem with the stock markets. The Barclays High-Yield Bond Index was up 15.8%, the broader Barclay’s Corporate Bond Index advanced 9.8%, while the thin-yielding U.S. Treasuries showed a more modest 2.0% gain, as measured by Barclays U.S. Treasury Bond Index.

While investment returns were heartening to investors, the journey was uneven. Headlines seemed to provide an endless stream of uncertainties from around the world. The most potent of these influences was the sovereign debt crisis in Europe. Worries over the possible default of debt by the most economically troubled countries in southern Europe took the steam out of the year’s first quarter rally, as the S&P 500 dipped -9.6% between April 2 and June 1 when perceived progress on resolving Greece’s debt crisis fueled a rally. The S&P 500 advanced 15.4% between June 1 and September 14, as confidence rose for a positive resolution in Europe, fueled by European Central bank President Mario Draghi’s July statement that he would do “whatever it takes” to hold the Eurozone together. As the year progressed the nation’s attention turned away from Europe to the presidential election and only late in the period did investors begin to focus on the so-called “fiscal cliff.” The January 2013 deadline for automatic shifts to higher taxes and lower spending was partially fended off with a late-December, last-minute compromise which came too late to make up for the stock market’s December losses in response to nervousness regarding the pending fiscal cliff.

Ultra Series Fund  |  Management’s Discussion of Fund Performance  |  December 31, 2012

OUTLOOK

While optimism prevailed in 2012, we believe that the market may be overlooking the wide variety of risks that remain unresolved. These include worldwide credit issues, the upcoming battle over the domestic debt ceiling, and the possibility that the Federal Reserve may begin to shift its long-standing policy of near-zero rates. A sign that the “risk on” trade prevailed in 2012 was the rally in the stocks of speculative and highly leveraged companies, matched in the bond market by the preference for long-term and low-quality issuance. This risk concern shouldn’t suggest that we recommend shifting sensible asset allocation strategies. Instead, we believe investors should consider rebalancing portfolios and examining the underlying risks of their holdings.

In stocks, we remain convinced that fundamentals continue to count, and investors may benefit from owning solid companies with the ability to potentially produce strong results in all kinds of environments.

In bonds, we anticipate the 10-year Treasury yield will fluctuate in a much wider range than experienced in 2012 and volatility will increase. We believe the high corporate bond valuations have largely run their course and anticipate increased volatility in 2013 as demand for corporate bonds transitions to more normal levels, especially if investors begin to rebalance their portfolios to a more normal stock allocation. We estimate investment-grade bond returns in 2013 may equal the yield to maturity, and at worst believe a moderate increase in rates could challenge returns in 2013. As a result, we encourage investors to look beyond the broad classification such as “bond” to see what sort of interest-rate and credit risks they may be holding. Our outlook suggests that risk-averse investors with an interest in capital preservation should focus on higher-quality, and lower to intermediate maturity issues to mitigate the potential damages of rising rates or lower valuations on corporate bonds.

Ultra Series Fund  |  Management’s Discussion of Fund Performance  |  December 31, 2012

CONSERVATIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Conservative Allocation Fund invests primarily in shares of registered investment companies (the “underlying funds”). The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the fund’s investment adviser.

The team may use multiple analytical approaches to determine the appropriate asset allocation, including, but not limited to:

•	Asset allocation optimization analysis – considers the degree to which returns in different asset classes do or do not move together, and the fund’s aim to achieve a favorable overall risk profile for any targeted portfolio return.
•	Scenario analysis – historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.
•	Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market condi-tions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection.

In addition, Madison employs a risk management sleeve within the fund for the purpose of risk reduction when and if conditions exist that require reduction of equity exposure.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through December 31, 2012[1,2]

	1 Year	3 Years	5 Years	Since 6/30/06 Inception	Since 5/1/09 Inception

Ultra Series Conservative Allocation, Class I	8.98%	6.80%	3.15%	4.15%	—
Ultra Series Conservative Allocation, Class II	8.71	6.53	—	—	9.38%
Conservative Allocation Fund Custom Index	8.75	7.98	4.91	6.02	11.46
Bank of America Merrill Lynch US Corp, Govt & Mortg Index	4.43	6.24	6.03	6.54	6.46

See accompanying Notes to Management’s Discussion of Fund Performance.

Ultra Series Fund  |  Management’s Discussion of Fund Performance  |  December 31, 2012

Conservative Allocation Fund (concluded)

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/12

Bond Funds	60%
Foreign Bond Funds	6%
Stock Funds	26%
Foreign Stock Funds	6%
Money Market Funds and Other Net Assets	2%

PERFORMANCE DISCUSSION

For the twelve-month period ended December 31, 2012, the Conservative Allocation Fund returned 8.98% (Class I Shares), while the custom blended Conservative Allocation benchmark returned 8.75%. While the fund beat its blended benchmark, it finished behind the Morningstar Conservative Allocation Category average return of 9.40%. We believe outperformance against the benchmark was a result of strong manager performance within the fixed income holdings and an overweight position to corporate bonds. In general, our allocation and manager selection leaned toward lower-risk, which we believe made a difference when compared to the Morningstar peer group in a year in which riskier assets showed a large gap over more conservative securities.

FUND CHANGES

After beginning the year with a modest underweight to equities, the fund ended the year roughly neutral relative to its benchmark. Our confidence to increase equities was underpinned by improved economic data and massive global central bank liquidity measures. In the middle of the year, we began to increase foreign equity exposure. This came on the heels of decisive action by Mario Draghi and the European Central Bank, which we believed removed much of the near-term tail risk from the European markets. However, the fund still remains underweight in comparison to its benchmark in foreign equities as we believe risks from Europe are still very much present. Late in the year, we began to materially reduce the level of both investment grade and high yield credit in the fund. We believe the credit markets have become fully valued and wanted to profit from these investments and dampen the risk level of the fixed income holdings. Finally, throughout the year we opportunistically increased exchange traded fund (“ETF”) holdings to better align the underlying cost structure and upside participation level of the fund.

Ultra Series Fund  |  Management’s Discussion of Fund Performance  |  December 31, 2012

MODERATE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Moderate Allocation Fund invests primarily in shares of registered investment companies (the “underlying funds”). The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the fund’s investment adviser.

The team may use multiple analytical approaches to determine the appropriate asset allocation, including, but not limited to:

•	Asset allocation optimization analysis – considers the degree to which returns in different asset classes do or do not move together, and the fund’s aim to achieve a favorable overall risk profile for any targeted portfolio return.
•	Scenario analysis – historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.
•	Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection.

In addition, Madison employs a risk management sleeve within the fund for the purpose of risk reduction when and if conditions exist that require reduction of equity exposure.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through December 31, 2012[1,2]

	1 Year	3 Years	5 Years	Since 6/30/06 Inception	Since 5/1/09 Inception

Ultra Series Moderate Allocation, Class I	10.54%	7.52%	0.90%	3.01%	—
Ultra Series Moderate Allocation, Class II	10.26	7.26	—	—	10.99%
Moderate Allocation Fund Custom Index	11.94	8.55	3.55	5.28	14.75
S&P 500 Index	16.00	10.87	1.66	4.01	16.77

See accompanying Notes to Management’s Discussion of Fund Performance.

Ultra Series Fund  |  Management’s Discussion of Fund Performance  |  December 31, 2012

Moderate Allocation Fund (concluded)

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/12

Bond Funds	37%
Foreign Bond Funds	3%
Stock Funds	47%
Foreign Stock Funds	11%
Money Market Funds and Other Net Assets	2%

PERFORMANCE DISCUSSION

For the twelve-month period ended December 31, 2012, the Moderate Allocation Fund returned 10.54% (Class I Shares), while the custom blended Moderate Allocation benchmark returned 11.94%. The fund also trailed the Morningstar Moderate Allocation Category average return of 11.72%. In a year of strong equity returns, the fund was hurt by an underweight position to equities at the start of the period, even as it ended the year roughly neutral relative to its benchmark. We also underweighted foreign equities in a year in which the broad international indices were stronger than the domestic indices. Our confidence to increase equities was underpinned by improved economic data and massive global central bank liquidity measures.

FUND CHANGES

In the middle of the year, we began to increase foreign equity exposure. This came on the heels of decisive action by Mario Draghi and the European Central Bank, which we believed removed much of the near-term tail risk from the European markets. However, the fund still remains underweight in comparison to our benchmark in foreign equities as we believe risks from Europe are still very much present. Late in the year, we began to materially reduce the level of both investment grade and high yield credit in the fund. We believe that the credit markets have become fully valued and wanted to profit from these investments and dampen the risk level of the fixed income holdings. Finally, throughout the year we opportunistically increased exchange traded fund (“ETF”) holdings to better align the underlying cost structure and upside participation level of the fund.

Ultra Series Fund  |  Management’s Discussion of Fund Performance  |  December 31, 2012

AGGRESSIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Aggressive Allocation Fund invests primarily in shares of registered investment companies (the “underlying funds”). The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the fund’s investment adviser.

The team may use multiple analytical approaches to determine the appropriate asset allocation, including, but not limited to:

•	Asset allocation optimization analysis – considers the degree to which returns in different asset classes do or do not move together, and the fund’s aim to achieve a favorable overall risk profile for any targeted portfolio return.
•	Scenario analysis – historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.
•	Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection.

In addition, Madison employs a risk management sleeve within the fund for the purpose of risk reduction when and if conditions exist that require reduction of equity exposure.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through December 31, 2012[1,2]

	1 Year	3 Years	5 Years	Since 6/30/06 Inception	Since 5/1/09 Inception

Ultra Series Aggressive Allocation, Class I	11.34%	7.53%	-1.29%	1.97%	—
Ultra Series Aggressive Allocation, Class II	11.06	7.27	—	—	12.56%
Aggressive Allocation Fund Custom Index	15.18	8.56	1.71	4.21	17.77
S&P 500 Index	16.00	10.87	1.66	4.01	16.77

See accompanying Notes to Management’s Discussion of Fund Performance.

Ultra Series Fund  |  Management’s Discussion of Fund Performance  |  December 31, 2012

Aggressive Allocation Fund (concluded)

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/12

Bond Funds	13%
Foreign Bond Funds	1%
Stock Funds	67%
Foreign Stock Funds	18%
Money Market Funds and Other Net Assets	1%

PERFORMANCE DISCUSSION

For the twelve-month period ended December 31, 2012, the Aggressive Allocation Fund returned 11.34% (Class I Shares), while the custom blended Aggressive Allocation benchmark return of 15.18%. The fund’s performance also trailed the Morningstar Aggressive Allocation Category average return of 13.42%. Underperformance was largely a result of our underweighting to equities during the first months of the year versus the benchmark during a very strong, double-digit quarter. Additionally, weak relative returns in the fund’s core U.S. equities provided a drag on performance. In general, these results reflect the fund’s overall risk posture. We believe that even an aggressive allocation fund should be constructed to have lower volatility than a pure equity portfolio. This philosophy does have the potential to constrain performance when worldwide equities are not only up strongly, but favor lower-quality, speculative companies as was the case in 2012.

FUND CHANGES

After beginning the year with a modest underweight to equities, the fund ended the year roughly neutral relative to its benchmark. Our confidence to increase equities was underpinned by improved economic data and massive global central bank liquidity measures. In the middle of the year, we began to increase foreign equity exposure. This came on the heels of decisive action by Mario Draghi and the European Central Bank, which we believed removed much of the near-term tail risk from the European markets. By the end of the year, the fund’s overall international equity allocation moved to roughly neutral relative to the benchmark, although the fund still remains underweight European equities. Finally, late in the year we began to materially reduce the level of both investment grade and high yield credit in the fund. We believe that the credit markets have become fully valued and wanted to profit from these investments and dampen the risk level of the fixed income holdings. Finally, throughout the year we opportunistically increased exchange traded fund (“ETF”) holdings to better align the underlying cost structure and upside participation level of the fund.

Ultra Series Fund  |  Management’s Discussion of Fund Performance  |  December 31, 2012

MONEY MARKET FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Money Market Fund invests exclusively in U.S. dollar-denominated money market securities maturing in thirteen months or less from the date of purchase. These securities will be obligations of the U.S. Government and its agencies and instrumentalities, but may also include securities issued by U.S. and foreign financial institutions, corporations, municipalities, foreign governments, and multi-national organizations, such as the World Bank. The fund may invest in mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial, or consumer loans originated by credit unions or other financial institutions.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/12

Federal Farm Credit Bank	5%
Fannie Mae	17%
Federal Home Loan Bank	23%
Freddie Mac	22%
U.S. Treasury Notes	8%
Commercial Paper	19%
Cash and Other Net Assets	6%

Ultra Series Fund  |  Management’s Discussion of Fund Performance  |  December 31, 2012

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Ultra Series Fund  |  Management’s Discussion of Fund Performance  |  December 31, 2012

BOND FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Ultra Series Bond Fund invests at least 80% of its assets in bonds. To keep current income relatively stable and to limit share price volatility, the fund emphasizes investment grade securities and maintains an intermediate (typically 3-6 year) average portfolio duration (a measure of a security’s price sensitivity to changes in interest rates). The fund also strives to minimize risk in the portfolio by making strategic decisions relating to credit risk and yield curve outlook. The fund may invest in corporate debt securities, U.S. Government debt securities, foreign government debt securities, non-rated debt securities, and asset-backed, mortgage-backed and commercial mortgage-backed securities.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1

Average Annual Total Return through December 31, 2012[1]

	1 Year	3 Years	5 Years	10 Years	Since 5/1/09 Inception

Ultra Series Bond, Class I	3.21%	5.28%	5.03%	4.31%	—
Ultra Series Bond, Class II	2.96	5.02	—	—	5.63%
Bank of America Merrill Lynch US Corp, Govt & Mortg Index	4.43	6.24	6.03	5.26	6.46

See accompanying Notes to Management’s Discussion of Fund Performance.

Ultra Series Fund  |  Management’s Discussion of Fund Performance  |  December 31, 2012

Bond Fund (concluded)

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/12

Asset Backed	1%
Corporate Notes and Bonds	28%
Mortgage Backed	16%
U.S. Government and Agency Obligations	51%
Cash and Other Net Assets	4%

PERFORMANCE DISCUSSION

For the twelve-month period ended December 31, 2012, the Ultra Series Bond Fund returned 3.21% (Class I shares), while the Bank of America Merrill Lynch U.S. Corp. Government & Mortgage Index returned 4.43%. The most important factor for the underperformance was a significant underweighting to banks and to financials in general. The banking sector earned an excess return over Treasuries of more than 13% which was almost as high a return as the high yield market in 2012. Sector allocation relative to this sector helps explain performance in 2012. Fund performance was also modestly hurt by an underweighting to the mortgage sector and by its relatively shorter duration in a declining rate environment. The performance was positively impacted by an overweighting of corporate bonds in general and BBB rated securities in particular. It also benefitted from individual security selection in that a number of investments such as Transocean Inc. and Westvaco Corp. were perceived as improving. Sector allocation and duration remained stable throughout the period.

Ultra Series Fund  |  Management’s Discussion of Fund Performance  |  December 31, 2012

HIGH INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as “junk” bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the fund may emphasize security selection in business sectors that favor the economic outlook. Under normal market conditions, the fund invests at least 80% of its assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1

Average Annual Total Return through December 31, 2012[1]

	1 Year	3 Years	5 Years	10 Years	Since 5/1/09 Inception

Ultra Series High Income, Class I	11.23%	9.28%	8.36%	8.23%	—
Ultra Series High Income, Class II	10.95	9.01	—	—	12.12%
Bank of America Merrill Lynch US High Yield Master II, Constrained	15.55	11.54	10.14	10.38	18.54

See accompanying Notes to Management’s Discussion of Fund Performance.

Ultra Series Fund  |  Management’s Discussion of Fund Performance  |  December 31, 2012

High Income Fund (concluded)

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/12

Consumer Discretionary†	35%
Consumer Staples	6%
Energy	14%
Financials	3%
Health Care	9%
Industrials	7%
Information Technology	3%
Materials	9%
Telecommunication Services	6%
Utilities	2%
Cash and Other Net Assets	6%

†Consumer Discretionary includes securities in the following industries: auto components; automobiles; hotels, restaurants & leisure; household durables; media; specialty retail; and textiles, apparel & luxury goods.

PERFORMANCE DISCUSSION

The Ultra Series High Income Fund was more conservative and less volatile than the overall high yield market during 2012. The fund produced a return of 11.23% (Class I shares), underperforming the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index (HUCO), which returned 15.55%. Being underweight the Financials Sector was a key detractor, as was negative selection within the Telecommunication Services Sector. However, being underweight the Energy Sector contributed strongly to performance, as did positive selection within the Utilities Sector.

The high-yield bond market rallied strong through most of 2012, capping off a banner year in which overwhelmingly positive technical forces and strong fundamentals herded yield-hungry investors to the high yield bond market’s relative value in a low-interest rate environment. We believe high yield was a direct beneficiary of the U.S. Federal Reserve’s latest round of quantitative easing and near-zero interest rate policies, which drove investors to purchase riskier assets and issuers to capitalize on the favorable market conditions. While 15% returns for 2013 are unlikely, we believe the market is well positioned to continue on a strong path. Demand for high yield remained solid through the fourth quarter and showed little sign of slowing. With anemic economic growth, an entrenched low-interest rate environment, modest defaults and strong corporate balance sheets, high yield seems well positioned heading into 2013.

FUND CHANGES

The fund was selectively active as we increased exposure in more stable credits with higher earnings predictability and reduced holdings of volatile components. For the year, there were 130 purchases aggregating $45.3 million and 183 sales totaling $50.8 million. In terms of new issues, the fund participated in 48 new deals. We increased sector allocations in Oil & Gas, Media-Cable, and Automotive while reducing holdings in Utilities, Telecommunication Services and Media-Diversified & Services. The portfolio also shifted towards higher ratings categories, with a roughly 1% increase in B rated bonds and 1% decrease in CCC rated exposure. As such, the portfolio’s ratings weightings were 33% in BB rated bonds, 48% in B rated bonds and 13% in CCC rated bonds. Also, as of year-end, the fund had fully exited all convertible bond positions.

Ultra Series Fund  |  Management’s Discussion of Fund Performance  |  December 31, 2012

DIVERSIFIED INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Diversified Income Fund seeks income by investing in a broadly diversified array of securities including bonds, common stocks, real estate securities, foreign market bonds and stocks and money market instruments. Bonds, stock and cash components will vary, reflecting the portfolio managers’ judgments of the relative availability of attractively yielding and priced stocks and bonds. Generally, however, bonds will constitute up to 80% of the fund’s assets, stocks will constitute up to 60% of the fund’s assets, real estate securities will constitute up to 25% of the fund’s assets, foreign stocks and bonds will constitute up to 25% of the fund’s assets and money market instruments may constitute up to 25% of the fund’s assets. The fund intends to limit the investment in lower credit quality bonds to less than 50% of the fund’s assets. The balance between the two strategies of the fund (fixed income and equity investing) is determined after reviewing the risks associated with each type of investment, with the goal of meaningful risk reduction as market conditions demand. The fund typically sells a stock when the fundamental expectations for producing competitive yields at an acceptable level of price risk no longer apply, the price exceeds the intrinsic value or other stocks appear more attractive.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1

Average Annual Total Return through December 31, 2012[1]

	1 Year	3 Years	5 Years	10 Years	Since 5/1/09 Inception

Ultra Series Diversified Income, Class I	8.16%	9.33%	4.66%	6.41%	—
Ultra Series Diversified Income, Class II	7.89	9.06	—	—	11.36%
Custom Blended Index (50% Fixed, 50% Equity)	10.24	8.90	4.31	6.49	11.85
S&P 500 Index	16.00	10.87	1.66	7.10	16.77
Bank of America Merrill Lynch US Corp, Govt & Mortg Index	4.43	6.24	6.03	5.26	6.46

See accompanying Notes to Management’s Discussion of Fund Performance.

Ultra Series Fund  |  Management’s Discussion of Fund Performance  |  December 31, 2012

Diversified Income Fund (concluded)

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/12

Common Stocks	55%
Corporate Notes and Bonds	16%
Mortgage Backed	7%
U.S. Government and Agency Obligations	18%
Cash and Other Net Assets	4%

PERFORMANCE DISCUSSION

During the twelve-month period, the Diversified Income Fund gained 8.16% (Class I Shares), while the Custom Blended Index returned 10.24%. The S&P 500 Index of large-cap stocks returned 16.00%, and the broad bond market returned 4.43% as measured by the Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index. The portfolio was conservatively positioned during the period, with approximately 55% of the fund invested in mature dividend-paying stocks and 45% in bonds. The fund’s stock portfolio did not keep up with the market as measured by the S&P 500 Index. Compared to the S&P 500 Index, sector allocation was positive due mainly to the fund’s underweight position in Technology, while stock selection was detractive with the largest impact from underperforming stocks in Technology, Health Care and Industrial Sectors. Intel and Broadridge Financial Solutions hurt results in Technology, while Johnson & Johnson, Merck and Medtronic negatively impact performance in Health Care. Within Industrials, Norfolk Southern and UPS lagged. On the positive side, Ensco, Diageo and Time Warner contributed positively to returns.

The bond portion of the fund contributed positively to overall fund performance, but did not pace the overall market as measured by the Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index. The market heavily favored lower quality and longer bonds, the areas of the market subject to the greatest potential volatility. During the annual period, Barclays measured the top-rated intermediate-term corporate bonds (AAA) advancing 3.19% while the lowest-rated segment (CA-D) rose 27.61%. The fund is managed with an emphasis on risk control and the goal of moderating losses in a down market. As a result, the fund held shorter bonds and higher quality issuance, areas which had modest returns in a year in which more speculative issues with higher yields were preferred.

FUND CHANGES

Stock sector allocation was generally stable through this period, even as we made a number of portfolio changes. We sold Broadridge and Norfolk Southern due to worries about sub-par earnings growth related to a lack of pricing power. The other stocks mentioned above appear to us to have solid prospects and we continue to hold them. We will look to add on weakness or fundamental improvement. We have maintained a conservative posture on the bond side, believing that the long bull market in bonds has squeezed the bulk of the value out of this sector. Our strategy is to emphasize capital preservation, giving us the ability to add yield should the opportunity arise.

Ultra Series Fund  |  Management’s Discussion of Fund Performance  |  December 31, 2012

LARGE CAP VALUE FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Large Cap Value Fund will, under normal market conditions, invest primarily in large cap stocks. The fund follows a “value” approach, meaning the portfolio managers seek to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growth-oriented investments are favored by investors. The fund will diversify its holdings among various industries and among companies within those industries. The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1

Average Annual Total Return through December 31, 2012[1]

	1 Year	3 Years	5 Years	10 Years	Since 5/1/09 Inception

Ultra Series Large Cap Value, Class I	11.82%	9.15%	-0.56%	5.83%	—
Ultra Series Large Cap Value, Class II	11.55	8.88	—	—	14.19%
Russell 1000 Value Index	17.51	10.86	0.59	7.38	16.81

See accompanying Notes to Management’s Discussion of Fund Performance.

PERFORMANCE DISCUSSION

The Ultra Large Cap Value Fund returned 11.82% (Class I Shares) for the annual period. During the twelve-month period ended December 31, 2012, large-cap value stocks demonstrated somewhat better performance than the robust returns of the overall market. With the S&P 500 up 16.00%, the S&P 500 Value Index rose 17.76% and the Russell 1000® Value Index rose 17.51%. While we were pleased to deliver double-digit returns to shareholders, the fund’s return of 11.82% was disappointing in light of the strength in the value indices. However, the underperformance in 2012 was very much in line with the outperformance in 2011. This is an often-observed market pattern of market

Ultra Series Fund  |  Management’s Discussion of Fund Performance  |  December 31, 2012

Large Cap Value Fund (concluded)

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/12

	Fund	Russell 1000® Value Index
Consumer Discretionary	9%	8%
Consumer Staples	10%	7%
Energy	14%	16%
Financials†	26%	28%
Health Care	17%	12%
Industrials	12%	9%
Information Technology	4%	6%
Materials	3%	4%
Telecommunication Services	1%	3%
Utilities	—%	7%
Cash and Other Net Assets	4%	—%

†Financials includes securities in the following industries: capital markets; commercial banks; insurance; and real estate management & development.

fluctuation, as the stocks that outperform during one period revert back to the mean over the subsequent one.

The most important component of the fund’s underperformance was the relative returns across the quality spectrum. As measured by Merrill Lynch Quantitative Strategy, A+ and A-rated stocks each returned 10.4% while B-rated stocks were up 18.9% and the lowest-rated segment of C&D stocks returned 25.3%. We have a preference for stocks whose strong fundamentals put them in the higher quality categories.

Stock selection and sector allocation were also a relative drag on performance. The fund’s stocks underperformed their S&P Sectors in Industrial, Financials and Energy. While we have great confidence in insurance holding Markel, it was punished for an acquisition which we believe will turn out to be profitable. While Markel contributed to the financial underperformance, the greater impact came from not owning what we believe to be the riskier, credit-sensitive banks. Other lagging stocks included Norfolk Southern and UPS in Industrials and Canadian Natural Resources and Occidental in Energy.

We continue to find value in stocks that have above-average dividend yields and that are likely to provide dividend growth. These stocks make up 75% of the Large Cap Value portfolio. We have a favorable outlook for this group of blue chip, dividend-paying stocks. The average yield of stock held in the portfolio at year-end was 2.5%, higher than the yield on the S&P 500 of 2.1% and the 10-year Treasury bond yield of 1.8%. High dividend stocks have historically been more resilient in times of stress and sharply dropping markets, which makes the Large-Cap Value portfolio particularly attractive to investors who want the growth potential of stocks, but have concerns regarding downside volatility.

FUND CHANGES

Over the course of the year the fund did not undergo any major strategic or sector shifts. Weighting in the top-performing Financials Sector was up 2.6%, Health Care was up 2.8% and Consumer Discretionary was up 2.9%. The weighting in Technology fell -3.5%, Utilities decreased -2.8% as we stepped out of the sector entirely, and Telecommunication Services fell -1.2%. Among the new issues in the portfolio were Health Care stock Becton Dickinson, and Consumer Discretionary holding Viacom. We sold Broadridge Financial Solutions, IBM and Paychex out of Information Technology, added Accenture and Automatic Data Processing, and trimmed positions in Intel and Microsoft. In exiting the Utilities Sector we sold Exelon and First Energy.

Ultra Series Fund  |  Management’s Discussion of Fund Performance  |  December 31, 2012

LARGE CAP GROWTH FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Large Cap Growth Fund invests primarily in common stocks of larger companies and will, under normal market conditions, maintain at least 80% of its assets in large cap stocks. The fund follows a “growth” approach, meaning the portfolio managers seek stocks that have low market prices relative to their perceived growth capabilities as estimated based on fundamental analysis of the issuing companies and their prospects. The fund typically seeks higher earnings growth capabilities in the stocks it purchases, and may include some companies undergoing more significant changes in their operations or experiencing significant changes in their markets. The fund will diversify its holdings among various industries and among companies within those industries. The fund has an active trading strategy which will lead to more portfolio turnover than a more passively-managed fund. The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its perceived value or other stocks appear more attractively priced relative to their prospects.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1

Average Annual Total Return through December 31, 2012[1]

	1 Year	3 Years	5 Years	10 Years	Since 5/1/09 Inception

Ultra Series Large Cap Growth, Class I	11.20%	7.21%	1.32%	6.43%	—
Ultra Series Large Cap Growth, Class II	10.93	6.94	—	—	12.56%
Russell 1000® Growth Index	15.26	11.35	3.12	7.52	17.40

See accompanying Notes to Management’s Discussion of Fund Performance.

PERFORMANCE DISCUSSION

For the twelve-month period ended December 31, 2012 the Large Cap Growth Fund returned 11.20% (Class I Shares), while the Russell 1000® Growth Index returned 15.26%. We were disappointed by this relative return, which was handicapped by the outperformance of lower-quality stocks over higher-quality companies and underperformance in individual stock selection.

From a sector attribution perspective, the fund’s two largest detractors were Health Care and Information Technology. Health Care as a sector produced above-benchmark results for the period, with particular strength in the biotech

Ultra Series Fund  |  Management’s Discussion of Fund Performance  |  December 31, 2012

Large Cap Growth Fund (concluded)

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/12

	Fund	Russell 1000® Growth Index
Consumer Discretionary	17%	17%
Consumer Staples	8%	12%
Energy	5%	4%
Financials	5%	5%
Health Care	10%	12%
Industrials	12%	13%
Information Technology†	33%	31%
Materials	4%	4%
Telecommunication Services	2%	2%
Utilities	—%	—%
Cash and Other Net Assets	4%	—%

†Information Technology includes securities in the following industries: communications equipment; computers and peripherals; electrical equipment; internet software & services; IT services; semiconductors & semiconductor equipment; and software.

area. The fund’s biotech holdings produced positive returns, but did not include the sector leaders. For instance, the portfolio’s largest biotech holding was Celgene, one of the five largest domestic biotech firms. It returned 16.08% in 2012, while the average return of the other top four largest biotechs, none of which were held by the fund, was 46.92%. We believe this leaves Celgene with unrealized upside potential in upcoming quarters.

The technology holdings in the Russell 1000® Growth benchmark advanced 17.52%, ahead of the overall return of the boarder Russell 1000® Index’s 16.42%. The portfolio had some strong stocks in this area, including Apple. However, the fund had two disappointing holdings, Sandisk and MICROS Systems. Sandisk is a flash memory company whose products appear in tablets and smart phones. Excess industry-wide capacity restrained expected pricing advances. Micros, a provider of hotel and restaurant reservation systems, is one of our higher conviction holdings. The stock dropped over the course of the year as the hospitality industry continued to struggle in the slow-growth economic climate, depressing sales of new product.

The fund had strong relative performance in Consumer Staples and Energy, producing returns above the Index sectors of 0.75% and 0.60% respectively. In Consumer Staples Hershey was additive as it gained almost 20% for the year. The fund’s holding in Petrobras, a Brazilian based international oil company, was also additive to performance.

Finally, the fund began the year with exposure to several smaller companies which appeared poised for strong returns. This strategy did not work as planned. For instance, Acme Packet, a technology company whose products are essential to the build-out of higher speed digital networks, received reduced orders from some major telecom companies and the stock price declined.

FUND CHANGES

With a recognition near mid-year that global growth was likely to remain tepid for some time, we reduced the fund’s exposure to economically sensitive, smaller companies. We deployed the proceeds into larger, higher-quality issues while sector diversification increased within the portfolio. Entering 2013, we believe the operating environment for companies should continue to be challenging, but absent another major unforeseen economic shock, can continue to produce selective opportunities for growth. Consequently, the fund remains focused on companies which have intrinsic reasons for driving success. For example, Google in the internet space, continues its innovation in global search and to maintain global leadership with its Android operating system for smart phones and tablets. Given expectations for the continued strength in mobile computing, the fund invested in a number of companies which continue to gain share from older ways of doing business, such as Nuance, the leading voice recognition company whose products are used in Apple’s Siri offering as well as in health care transcription services.

Ultra Series Fund | Management’s Discussion of Fund Performance | December 31, 2012

MID CAP FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Mid Cap Fund generally invests in common stocks of midsize companies and will, under normal market conditions, maintain at least 80% of its assets in mid cap securities. However, the fund will not automatically sell a stock because its market capitalization has changed and such positions may be increased through additional purchases. The fund seeks attractive long-term returns through bottom-up security selection based on fundamental analysis in a diversified portfolio of high-quality growth companies with attractive valuations. These will typically be industry leading companies in niches with strong growth prospects. The fund’s portfolio managers believe in selecting stocks for the fund that show steady, sustainable growth and reasonable valuations. As a result, stocks of issuers that are believed to have a blend of both value and growth potential will be selected for investment. Stocks are generally sold when target prices are reached, company fundamentals deteriorate or more attractive stocks are identified.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1

Average Annual Total Return through December 31, 2012[1]
					Since
					5/1/09
	1 Year	3 Years	5 Years	10 Years	Inception

Ultra Series Mid Cap, Class I	16.24%	13.41%	2.67%	8.53%	—
Ultra Series Mid Cap, Class II	15.95	13.13	—	—	17.84%
Russell Midcap Index	17.28	13.15	3.57	10.65	19.73

See accompanying Notes to Management’s Discussion of Fund Performance.

PERFORMANCE DISCUSSION

For the year ended December 31, 2012, the Mid Cap Fund gained 16.24% (Class I Shares), while the Russell Midcap® Index returned 17.28%. While the fund trailed the benchmark slightly, we were content with performance for the year, considering the market environment which favored riskier stocks over fundamentally solid ones. The strongest returns came from the market’s best returning sectors: Financials and Consumer Discretionary. The fund’s financials holdings, which emphasized insurance firms over credit-sensitive banks, did not keep up with the 24.1% return of the Russell Midcap® Index’s Financials Sector, but did contribute to the fund’s positive results second only to Consumer

Ultra Series Fund | Management’s Discussion of Fund Performance | December 31, 2012

Mid Cap Fund (concluded)

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/12

		Russell
		Midcap®
	Fund	Index
Consumer Discretionary	21%	17%
Consumer Staples	3%	6%
Energy	7%	7%
Financials	23%	20%
Health Care	8%	10%
Industrials	20%	13%
Information Technology	4%	13%
Materials	7%	7%
Telecommunication
Services	–	2%
Utilities	–	5%
Cash and Other Net Assets	7%	–

Discretionary. The fund’s Consumer Discretionary holdings were mixed, but overall additive to performance. While the Energy Sector was relatively weak, with the Index sector up 7.2%, the fund’s Energy holdings saw relative strength. The fund lost ground to the Index in the Health Care and Technology Sectors. Among individual holdings, the largest contributions to return came from Brookfield Asset Management, Copart Inc. and M&T Bank. On the other hand, stocks which trailed the market’s return included technology holdings Micros Systems, Broadridge Financial Solutions and FLIR Systems, the latter two of which were sold during the course of the year.

FUND CHANGES

We made relatively few changes to the portfolio over the year, but did find some attractive opportunities. Examining two of these illustrates our bottom-up stock selection process. Expeditors International is a stock we purchased early in the fall and a good example of the sort of company we like to hold when valuations are attractive. We had an opportunity to purchase the company at 15 times forward earnings, excluding the cash on the balance sheet. We think of Expeditors as a travel agent for freight movement across the globe. In addition to shipping goods it provides other services such as distribution management, cargo insurance, and customs clearance. The business model is “asset light” since there is very little need for capital expenditures. The company has what we believe to be a solid balance sheet, with over six dollars a share in net cash, and a highly capable management team. Recent valuation has been compressed due to concerns over global growth and weak air travel and ocean travel volumes. We believe these are temporary issues and conditions will improve once the global macro-economy and global trade improve.

Another addition of the portfolio early in the fourth quarter was Crown Holding, a manufacturer of aluminum cans which are used for beverages, food products and other consumer products. The industry in which it participates is a global oligopoly, so there are just a few players. Management is shareholder friendly and has a track record of wise allocation of capital. Crown Holding has invested to build capacity in developing markets, particularly China and Brazil. These markets may generate higher returns on invested capital than developed markets, and future growth should be stronger. We believe this investment will pay off, going forward. We purchased the stock at what we calculate to be about 8.5 times future normalized free cash flow, which we believe was an attractive multiple.

Ultra Series Fund | Management’s Discussion of Fund Performance | December 31, 2012

SMALL CAP FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Small Cap Fund invests primarily in a diversified mix of common stocks of small cap U.S. companies that are believed to be undervalued by various measures and offer sound prospects for capital appreciation. The portfolio managers employ a value-oriented investment approach in selecting stocks, using proprietary fundamental research to identify securities of companies they believe have attractive valuations. The portfolio managers focus on companies with a record of above average rates of profitability that sell at a discount relative to the overall small cap market. Through fundamental research, the portfolio managers seek to identify those companies that possess one or more of the following characteristics: sustainable competitive advantages within a market niche; strong profitability and free cash flows; strong market share positions and trends; quality of and share ownership by management; and financial structures that are more conservative than the relevant industry average.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1

Average Annual Total Return through December 31, 2012[1]
				Since	Since
				5/1/07	5/1/09
	1 Year	3 Years	5 Years	10 Years	Inception

Class I Shares	15.39%	13.87%	7.66%	4.84%	—
Class II Shares	15.10	13.59	—	—	19.60%
Russell 2000® Index	16.35	12.26	3.56	2.17	17.91

See accompanying Notes to Management’s Discussion of Fund Performance.

Ultra Series Fund | Management’s Discussion of Fund Performance | December 31, 2012

Small Cap Fund (concluded)

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/12

		Russell
		Midcap®
	Fund	Index
Consumer Discretionary	14%	12%
Consumer Staples	2%	3%
Energy	4%	6%
Financials	19%	37%
Health Care	11%	4%
Industrials†	27%	13%
Information Technology	8%	12%
Materials	8%	6%
Telecommunication
Services	–	1%
Utilities	4%	6%
Cash and Other Net Assets	3%	–

†Industrials includes securities in the following industries: aerospace & defense; air freight & logistics; commercial services & supplies; construction & engineering; electrical equipment; industrial conglomerates; machinery; marine; road & rail; and trading companies & distributors.

PERFORMANCE DISCUSSION

The Ultra Series Small Cap Fund returned 15.39% (Class I Shares) for the twelve-month period ended December 31, 2012, underperforming its benchmark, the Russell 2000® Index, which returned 16.35% for the same period.

Sector allocation, a residual of the bottom-up stock selection process, was a significant contributor to relative results primarily due to underweight exposure to the Energy and Information Technology sectors and an overweight exposure to the Industrials sector. Cash held during the period had a negative impact on relative results. Weak selection in the Financials, Materials, and Industrials sectors was partially offset by strong stock selection within Health Care, Energy, and Information Technology.

The fund’s largest contributors to relative and absolute performance during the period included retailer Stage Stores, contract research organization ICON, and Maximus, an outsourcing provider for government health and human services. Diversified industrial manufacturer Carlisle Companies was also among top contributors to absolute performance. The fund’s largest detractors from relative returns during the period included office supplier ACCO Brands, office product wholesaler United Stationers, and packaging company Aptargroup. PSS World Medical, a distributor of medical products and equipment to physi-cian offices and assisted living facilities, and Websense were also among the largest detractors from absolute returns during the period.

FUND CHANGES

The fund’s investment approach emphasizes individual stock selection; sector weights are a residual of our bottom-up investment process. The manager does, however, carefully consider diversification across economic sectors to limit risk. Based on bottom-up stock decisions, exposure to the Materials and Industrials Sectors increased during the period and exposure to the Financials and Consumer Discretionary Sectors fell. We initiated positions in Materials companies Innospec and Sensient Technologies. In Industrials, we initiated positions in Atlas Air Worldwide and Cubic. Within Financials, we eliminated positions in Delphi Financial Group, Alleghany, and Education Realty Trust. As of the end of the period, the fund was most overweight in the Industrials and Materials Sectors relative to the Russell 2000® Index, and most underweight in Information Technology. Based on our two- to three-year time horizon, we continue to find opportunities created by the inefficiencies frequently found among small-cap companies.

Ultra Series Fund | Management’s Discussion of Fund Performance | December 31, 2012

INTERNATIONAL STOCK FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series International Stock Fund will invest, under normal market conditions, primarily in foreign equity securities. Typically, a majority of the fund’s assets are invested in relatively large capitalization stocks of companies located or operating in developed countries. The fund may also invest up to 30% of its assets in securities of companies whose principal business activities are located in emerging market countries. The portfolio managers typically maintain this segment of the fund’s portfolio in such stocks which it believes have a low market price relative to their perceived value based on fundamental analysis of the issuing company and its prospects. The fund may also invest in foreign debt and other income bearing securities at times when it believes that income bearing securities have greater capital appreciation potential than equity securities.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1

Average Annual Total Return through December 31, 2012[1]
					Since
					5/1/09
	1 Year	3 Years	5 Years	10 Years	Inception

Ultra Series International Stock, Class I	21.31%	6.24%	-1.20%	9.35%	—
Ultra Series International Stock, Class II	21.01	5.98	—	—	13.18%
MSCI EAFE Index (net)	17.32	3.56	-3.69	8.21	11.81

See accompanying Notes to Management’s Discussion of Fund Performance.

Ultra Series Fund | Management’s Discussion of Fund Performance | December 31, 2012

International Stock Fund (concluded)

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/12

Africa	1%
Europe (excluding United Kingdom)	42%
Japan	15%
Latin America	3%
Pacific Basin	8%
United Kingdom	23%
Other Countries	6%
Cash and Other Net Assets	2%

PERFORMANCE DISCUSSION

The Ultra Series International Stock fund’s 21.31% return for the year bested the MSCI EAFE Index (net), which was up 17.32%.This strong performance was primarily driven by stock selection. Within the Materials Sector, James Hardie performed well on strong demand from a recovering U.S. housing industry. In the Information Technology Sector, Samsung continued to outperform on strong smart phone sales.

The fund was negatively impacted by the Financials Sector, as Credit Suisse Group underperformed following a report which called for a strengthening of its capital base. Stock selection in Japan also detracted from relative returns, as SoftBank declined following the announced acquisition of 70% of Sprint Nextel.

FUND CHANGES

During the period attractive stock-specific opportunities led to changes in the portfolio’s exposures. Additions included Bayer (Germany), Genomma Lab Internacional (Mexico) and Getinge (Sweden), increasing exposure to the Health Care Sector. Purchasing Red Electrica (Spain) and RWE (Germany) increased exposure to the Utilities Sector. The fund sold positions in AXA (France), Banco do Brasil (Brazil), QBE Insurance (Australia), and Credit Suisse Group (Switzerland), reducing exposure to the Financials Sector. Selling a position in Amadeus IT Holding (Spain) and trimming other existing positions lowered holdings in Information Technology stocks. From a regional perspective, exposure to emerging markets increased by purchasing the aforementioned Genomma Lab Internacional in addition to Mediclinic International (South Africa) and Bank Mandiri (Indonesia). Purchasing Bayer, Getinge, and RWE led to increased continental Europe exposure. Lastly, the sale of British Sky Broadcasting, GlaxoSmithKline, and International Power reduced UK exposure.

Ultra Series Fund | Management’s Discussion of Fund Performance | December 31, 2012

MADISON TARGET RETIREMENT 2020 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Target Retirement 2020 Fund invests primarily in shares of registered investment companies (the “underlying funds”) according to an asset allocation strategy developed by Madison Asset Management, LLC (“Madison”), the fund’s investment adviser, for investors planning to retire in or within a few years of 2020. Over time, the fund’s asset allocation will become more conservative until it reaches approximately 15-30% in stock funds and 70-85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

On a periodic basis, Madison will evaluate and sometimes revise the fund’s asset allocations, including revising the asset class weightings and adding and/or removing underlying funds. Madison will also monitor the underlying funds on an ongoing basis and may increase or decrease the fund’s investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund’s style or asset class exposures, portfolio characteristics, risk profile, and investment process.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through December 31, 2012[1,2]
				Since
				10/1/07
	1 Year	3 Years	5 Years	Inception

Ultra Series Target Retirement 2020, Class I	9.98%	6.98%	0.42%	0.02%
Dow Jones Global Target 2020 Index	9.23	7.80	3.32	3.08

See accompanying Notes to Management’s Discussion of Fund Performance.

Ultra Series Fund | Management’s Discussion of Fund Performance | December 31, 2012

Madison Target Retirement 2020 Fund (concluded)

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/12

Bond Funds	52%
Foreign Bond Funds	3%
Stock Funds	34%
Foreign Stock Funds	8%
Money Market Funds and Other Net Assets	3%

PERFORMANCE DISCUSSION

For the twelve-month period ended December 31, 2012, the Ultra Series Target Retirement 2020 Fund returned 9.98%, ahead the benchmark Dow Jones Global Target 2020 Index return of 9.23%. The fund’s performance trailed the Morningstar Target Date 2016-2020 peer average return of 11.68%. Outperformance against the benchmark was a result of strong manager performance within the fixed income holdings, an overweight position to corporate bonds, and a slight overweight position to equities relative to the benchmark. With the S&P 500 up 16.00%, the Barclays Capital U.S. Corporate High Yield Bond Index up 15.81%, and broad international indices outpacing the domestic indices, portfolios willing to take a more aggressive stance generally would have outpaced the fund’s performance. We believe that our conservative approach was the reason for underperformance compared to the Morningstar peer group, as we began the period leery of international equities given the underlying and unresolved sovereign debt crisis in Europe.

FUND CHANGES

We began the year with a sizable underweight position to international equities based on concerns over the ongoing European debt crisis. By the middle of the year, we began to increase foreign equity exposure. Our decision to increase equities exposure was a result of improved economic data and massive global central bank liquidity measures. Most notably, the decisive action by Mario Draghi and the European Central Bank, which we believed removed much of the near-term tail risk from the European markets. The increase proved timely as international equities rallied hard through the rest of the year. We remain underweight to foreign equities as we believe risks from Europe are still present.

Around the same time, with interest rates near record lows in the late summer/early fall, we significantly reduced the fund’s exchange traded fund (“ETF”) bond holdings in favor of actively managed funds. We believe the current ultra-low interest rate environment should favor active bond funds moving forward. Finally, late in the year, we began to trim the level of both investment grade and high yield credit investments in the fund. We believe that the credit markets have become fully valued and wanted to take advantage of potential profits while dampening the risk level of our fixed income holdings.

Ultra Series Fund | Management’s Discussion of Fund Performance | December 31, 2012

MADISON TARGET RETIREMENT 2030 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Target Retirement 2030 Fund invests primarily in shares of registered investment companies (the “"underlying funds”) according to an asset allocation strategy developed by Madison Asset Management, LLC (“Madison”), the fund’s investment adviser, for investors planning to retire in or within a few years of 2030. Over time, the fund’s asset allocation will become more conservative until it reaches approximately 15-30% in stock funds and 70-85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

On a periodic basis, Madison will evaluate and sometimes revise the fund’s asset allocations, including revising the asset class weightings and adding and/or removing underlying funds. Madison will also monitor the underlying funds on an ongoing basis and may increase or decrease the fund’s investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund’s style or asset class exposures, portfolio characteristics, risk profile, and investment process.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through December 31, 2012[1,2]
				Since
				10/1/07
	1 Year	3 Years	5 Years	Inception

Ultra Series Target Retirement 2030, Class I	11.05%	7.17%	-0.13%	-0.61%
Dow Jones Global Target 2030 Index	12.56	8.76	2.52	2.07

See accompanying Notes to Management’s Discussion of Fund Performance.

Ultra Series Fund | Management’s Discussion of Fund Performance | December 31, 2012

Madison Target Retirement 2030 Fund (concluded)

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/12

Bond Funds	36%
Foreign Bond Funds	3%
Stock Funds	48%
Foreign Stock Funds	12%
Money Market Funds and Other Net Assets	1%

PERFORMANCE DISCUSSION

For the twelve-month period ended December 31, 2012, the Ultra Series Target Retirement 2030 Fund returned 11.05%, while the Dow Jones Global Target 2030 Index returned 12.56%. The fund’s performance also trailed the Morningstar Target Date 2026-2030 peer average return of 13.59%. With the S&P 500 Index up 16.00% for the year, the Barclays Capital U.S. Corporate High Yield Bond Index up 15.81%, and broad international indices outpacing the domestic indices, portfolios willing to take a more aggressive stance would have likely outpaced the fund’s performance. We believe the reason for underperformance compared to the Morningstar peer group was primarily due to the fund’s relatively light equity exposure associated with our conservative approach towards the fund’s target asset allocation position.

FUND CHANGES

We began the year with a sizable underweight to international equities based on concerns over the ongoing European debt crisis. By the middle of the year, we began to increase foreign equity exposure. Our decision to increase equities exposure was a result of improved economic data and massive global central bank liquidity measures. Most notably, the decisive action by Mario Draghi and the European Central Bank, which we believed removed much of the near-term tail risk from the European markets. The increase proved timely as international equities rallied hard through the rest of the year. We remain underweighted to foreign equities as we believe risks from Europe are still present.

With interest rates near record lows in the late summer/early fall, we significantly reduced the fund’s exchange traded fund (“ETF”) bond holdings in favor of actively managed funds. We believe the current ultra-low interest rate environment should favor active bond funds moving forward. Finally, late in the year, we began to materially trim the level of both investment grade and high yield credit in the fund. We believe that the credit markets have become fully valued and wanted to take advantage of potential profits while dampening the risk level of our fixed income holdings.

Ultra Series Fund | Management’s Discussion of Fund Performance | December 31, 2012

MADISON TARGET RETIREMENT 2040 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Target Retirement 2040 Fund invests primarily in shares of registered investment companies (the “"underlying funds”) according to an asset allocation strategy developed by Madison Asset Management, LLC (“Madison”), the fund’s investment adviser, for investors planning to retire in or within a few years of 2040. Over time, the fund’s asset allocation will become more conservative until it reaches approximately 15-30% in stock funds and 70-85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

On a periodic basis, Madison will evaluate and sometimes revise the fund’s asset allocations, including revising the asset class weightings and adding and/or removing underlying funds. Madison will also monitor the underlying funds on an ongoing basis and may increase or decrease the fund’s investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund’s style or asset class exposures, portfolio characteristics, risk profile, and investment process.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through December 31, 2012[1,2]
				Since
				10/1/07
	1 Year	3 Years	5 Years	Inception

Ultra Series Target Retirement 2040, Class I	11.42%	7.17%	-1.11%	-1.60%
Dow Jones Global Target 2040 Index	14.88	9.23	2.09	1.54

See accompanying Notes to Management’s Discussion of Fund Performance.

Ultra Series Fund | Management’s Discussion of Fund Performance | December 31, 2012

Madison Target Retirement 2040 Fund (concluded)

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/12

Bond Funds	26%
Foreign Bond Funds	2%
Stock Funds	56%
Foreign Stock Funds	15%
Money Market Funds and Other Net Assets	1%

PERFORMANCE DISCUSSION

For the twelve-month period ended December 31, 2012, the Madison Target Retirement 2040 Fund returned 11.42%, while the Dow Jones Global Target 2040 Index returned 14.88%. The fund’s performance also trailed the Morningstar Target Date 2036-2040 peer average return of 14.64%. With the S&P 500 Index up 16.00%, the Barclays Capital U.S. Corporate High Yield Bond Index up 15.81%, and broad international indices outpacing the domestic indices, portfolios willing to take a more aggressive stance would have likely outpaced the fund’s performance. We believe the reason for underperformance compared to the Morningstar peer group was primarily due to the fund’s relatively low equity exposure associated with our conservative approach towards the target asset allocation position.

FUND CHANGES

We began the year with a sizable underweight to international equities based on concerns over the ongoing European debt crisis. By the middle of the year, we began to increase foreign equity exposure. Our decision to increase equities exposure was a result of improved economic data and massive global central bank liquidity measures. Most notably, the decisive action by Mario Draghi and the European Central Bank, which we believed removed much of the near-term tail risk from the European markets. The increase proved timely as international equities rallied hard through the rest of the year. We remain underweighted to foreign equities as we believe risks from Europe are still very much present.

Around the same time, with interest rates near record lows in the late summer/early fall, we significantly reduced the fund’s exchange traded fund (“ETF”) bond holdings in favor of actively managed funds. We believe the current ultra-low interest rate environment should favor active bond funds moving forward. And finally, late in the year, we began to materially trim the level of both investment grade and high yield credit in the fund. We believe that the credit markets have become fully valued and wanted to take advantage of potential profits while dampening the risk level of our fixed income holdings.

Ultra Series Fund | Management’s Discussion of Fund Performance | December 31, 2012

MADISON TARGET RETIREMENT 2050 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Target Retirement 2050 Fund invests primarily in shares of registered investment companies (the “"underlying funds”) according to an asset allocation strategy developed by Madison Asset Management, LLC (“Madison”), the fund’s investment adviser, for investors planning to retire in or within a few years of 2050. Over time, the fund’s asset allocation will become more conservative until it reaches approximately 15-30% in stock funds and 70-85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

On a periodic basis, Madison will evaluate and sometimes revise the fund’s asset allocations, including revising the asset class weightings and adding and/or removing underlying funds. Madison will also monitor the underlying funds on an ongoing basis and may increase or decrease the fund’s investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund’s style or asset class exposures, portfolio characteristics, risk profile, and investment process.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through December 31, 2012[1,2]
		Since
		1/3/11
	1 Year	Inception

Ultra Series Target Retirement 2050, Class I	12.12%	5.36%
Dow Jones Global Target 2050 Index	15.35	4.78

See accompanying Notes to Management’s Discussion of Fund Performance.

Ultra Series Fund | Management’s Discussion of Fund Performance | December 31, 2012

Madison Target Retirement 2050 Fund (concluded)

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/12

Bond Funds	15%
Foreign Bond Funds	2%
Stock Funds	63%
Foreign Stock Funds	18%
Money Market Funds and Other Net Assets	2%

PERFORMANCE DISCUSSION

The Madison Target Retirement 2050 Fund returned 12.12%, while the Dow Jones Global Target 2050 Index returned 15.35% and the Morningstar Target 2046-2050 Category returned 15.07%. With the S&P 500 up 16.00%, the Barclays Capital U.S. Corporate High Yield Bond Index up 15.81%, and broad international indices outpacing the domestic indices, portfolios willing to take a more aggressive stance would have likely outpaced the fund’s performance. We believe the reason for the fund’s underperformance compared to the Morningstar peer group was primarily due to the fund’s relatively light equity exposure associated with our conservative approach towards the fund’s target asset allocation position.

FUND CHANGES

We began the year with a sizable underweight to international equities based on concerns over the ongoing European debt crisis. By the middle of the year we began to increase foreign equity exposure. Our decision to increase equities exposure was a result of improved economic data and massive global central bank liquidity measures. Most notably, the decisive action by Mario Draghi and the European Central Bank, which we believed removed much of the near-term tail risk from the European markets. The increase proved timely as international equities rallied hard through the rest of the year. We remain underweighted to foreign equities as we believe risks from Europe are still present.

Around the same time, with interest rates near record lows in the late summer/early fall, we significantly reduced the fund’s exchange traded fund (“ETF”) bond holdings in favor of actively managed funds. We believe the current ultra-low interest rate environment should favor active bond funds moving forward. Finally, late in the year, we began to materially trim the level of both investment grade and high yield credit in the fund. We believe that the credit markets have become fully valued and wanted to take advantage of potential profits while dampening the risk level of our fixed income holdings.

Ultra Series Fund | December 31, 2012

Notes to Management’s Discussion of Fund Performance

[1]
Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund’s performance is contained in the Prospectus and elsewhere in this report. The fund’s past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For Ultra Series Fund performance data current to the most recent month-end, please call 1-800-670-3600 or visit www.ultraseriesfund.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.

[2]
The management fee for the Conservative, Moderate, and Aggressive Allocation Funds was reduced from June 30, 2006-April 30, 2008. Effective October 1, 2009, Madison contractually agreed to waive a portion of the management fee of the Target Retirement Date 2020, 2030 and 2040 Funds from 0.40% to 0.20%. Effective February 17, 2011, the fee was permanently reduced to 0.20%. On September 1, 2011, shareholders of the Target Retirement Date Funds approved a new fee arrangement which includes an investment advisory fee of 0.25% annualized and a services agreement fee of 0.05% annualized. If the management fees had not been reduced, returns would have been lower.

Morningstar Percentile rankings note: 1st percentile is top, 99th percentile is bottom.

©Morningstar, Inc. All Rights Reserved. The Morningstar related information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

BENCHMARK DESCRIPTIONS

Allocation Fund Indexes

The Conservative Allocation Fund Custom Index consists of 65% Merrill Lynch U.S. Corporate, Government and Mortgage Index, 30% Russell 3000® Index and 5% MSCI EAFE Index. See market indexes descriptions below.

The Moderate Allocation Fund Custom Index consists of 40% Merrill Lynch U.S. Corporate, Government and Mortgage Index, 45% Russell 3000® Index and 15% MSCI EAFE Index. See market indexes descriptions below.

The Aggressive Allocation Fund Custom Index consists of 15% Merrill Lynch U.S. Corporate, Government and Mortgage Index, 55% Russell 3000® Index and 30% MSCI EAFE Index. See market indexes descriptions below.

Hybrid Fund Indexes

The Custom Blended Index consists of 50% S&P 500 Index and 50% Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index. See market indexes' descriptions below.

Market Indexes

The Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.

Ultra Series Fund | Management’s Discussion of Fund Performance | December 31, 2012

Benchmark Descriptions - Market Indexes (concluded)

The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, but limits any individual issuer to a maximum weighting of 2%.

The Dow Jones Global Target 2020 Index is a benchmark for multi-asset class portfolios with risk profiles that become more conservative as the year 2020 approaches. The index is a composite of other indexes that represent stocks, bonds and cash.

The Dow Jones Global Target 2030 Index is a benchmark for multi-asset class portfolios with risk profiles that become more conservative as the year 2030 approaches. The index is a composite of other indexes that represent stocks, bonds and cash.

The Dow Jones Global Target 2040 Index is a benchmark for multi-asset class portfolios with risk profiles that become more conservative as the year 2040 approaches. The index is a composite of other indexes that represent stocks, bonds and cash.

The Dow Jones Global Target 2050 Index is a benchmark for multi-asset class portfolios with risk profiles that become more conservative as the year 2050 approaches. The index is a composite of other indexes that represent stocks, bonds and cash.

The MSCI EAFE (Europe, Australasia & Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index (net) is calculated on a total return basis with dividends reinvested after the deduction of withholding taxes.

The Russell 1000® Index is a large-cap market index which measures the performance of the 1,000 largest companies in the Russell 3000® Index (see definition below).

The Russell 1000® Growth Index is a large-cap market index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a small-cap market index which measures the performance of the smallest 2,000 companies in the Russell 3000® Index (see definition below.)

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents 98% of the investable U.S. equity market.

The Russell Midcap® Index is a mid-cap market index which measures the performance of the mid-cap segment of the U.S. equity universe.

The S&P 500 Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.

Ultra Series Fund | December 31, 2012

Conservative Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 99.9%
Bond Funds - 60.3%
DoubleLine Total Return Bond Fund Class I	719,654	$8,153,676
Franklin Floating Rate Daily Access Fund Advisor Class	1,700,520	15,525,747
Madison Investment Grade Corporate Bond Fund (A)	1,277,935	14,913,498
Madison Mosaic Institutional Bond Fund (A)	1,641,621	18,402,574
MEMBERS Bond Fund Class Y (A)	1,904,243	20,127,845
MEMBERS High Income Fund Class Y (A)	1,737,052	12,350,442
Metropolitan West Total Return Bond Fund Class I	2,055,086	22,379,889
PIMCO Investment Grade Corporate Bond Fund Institutional Class	846,139	9,409,067
PIMCO Total Return Fund Institutional Class	1,991,300	22,382,215

		143,644,953
Foreign Bond Funds - 6.5%
TCW Emerging Markets Income Fund Class I	1,017,849	9,486,351
Templeton Global Bond Fund Advisor Class	449,078	5,990,696

		15,477,047
Foreign Stock Funds - 5.9%
MEMBERS International Stock Fund Class Y (A)	592,560	6,695,928
Vanguard FTSE All-World ex-US ETF	163,158	7,464,479

		14,160,407
	Shares	Value (Note 2)

Money Market Funds - 1.6%
State Street Institutional U.S. Government Money Market Fund	3,739,633	$3,739,633
Stock Funds - 25.6%
iShares Russell Midcap Index Fund	52,696	5,959,918
iShares S&P 100 Index Fund ETF	109,518	7,083,624
Madison Mosaic Disciplined Equity Fund (A)	980,883	13,124,209
MEMBERS Equity Income Fund Class Y (A)	958,772	9,271,324
MEMBERS Large Cap Growth Fund Class Y (A)	407,511	7,098,844
MEMBERS Large Cap Value Fund Class Y (A)	1,076,398	14,843,529
Vanguard Dividend Appreciation ETF	59,607	3,550,789

		60,932,237

TOTAL INVESTMENTS - 99.9% (Cost $222,364,188**)		237,954,277
NET OTHER ASSETS AND LIABILITIES - 0.1%		262,330

TOTAL NET ASSETS - 100.0%		$238,216,607

**	Aggregate cost for Federal tax purposes was $224,385,052.
(A)	Affiliated Company (see Note 10).
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Moderate Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 99.3%
Bond Funds - 36.7%
DoubleLine Total Return Bond Fund Class I	1,048,861	$11,883,593
Franklin Floating Rate Daily Access Fund Advisor Class	2,382,356	21,750,911
Madison Mosaic Institutional Bond Fund (A)	1,393,750	15,623,934
MEMBERS Bond Fund Class Y (A)	2,405,616	25,427,362
MEMBERS High Income Fund Class Y (A)	2,455,877	17,461,282
Metropolitan West Total Return Bond Fund Class I	3,540,055	38,551,204
PIMCO Investment Grade Corporate Bond Fund Institutional Class	1,224,971	13,621,675

		144,319,961
Foreign Bond Funds - 3.1%
TCW Emerging Markets Income Fund Class I	1,305,762	12,169,702

Foreign Stock Funds - 11.5%
Matthews Asian Growth and Income Fund Institutional Shares	316,920	5,894,713

MEMBERS International Stock Fund Class Y (A)	708,463	8,005,628
NorthRoad International Fund Class Y (A)	1,378,003	14,317,452
Vanguard FTSE All-World ex-US ETF	323,701	14,809,321
WisdomTree Japan Hedged Equity Fund ETF	55,233	2,036,993

		45,064,107
Money Market Funds - 1.1%
State Street Institutional U.S. Government Money Market Fund	4,421,329	4,421,329

	Shares	Value (Note 2)

Stock Funds - 46.9%
iShares Core S&P Mid-Cap ETF	48,734	$4,956,248
iShares S&P 100 Index Fund ETF	213,507	13,809,633
iShares S&P Global Energy Sector Index Fund ETF	50,688	1,938,816
Madison Mosaic Disciplined Equity Fund (A)	2,220,189	29,706,124
MEMBERS Equity Income Fund Class Y (A)	1,319,334	12,757,964
MEMBERS Large Cap Growth Fund Class Y (A)	1,513,868	26,371,588
MEMBERS Large Cap Value Fund Class Y (A)	2,356,806	32,500,352
MEMBERS Mid Cap Fund Class Y (A) *	2,263,279	17,812,004
MEMBERS Small Cap Fund Class Y (A)	619,710	7,244,407
Schwab Fundamental U.S. Large Company Index Fund	2,647,531	28,434,482
Vanguard Health Care ETF	54,251	3,888,169
Vanguard Information Technology ETF	70,910	4,900,590

		184,320,377

TOTAL INVESTMENTS - 99.3% (Cost $351,324,878**)		390,295,476
NET OTHER ASSETS AND LIABILITIES - 0.7%		2,762,997

TOTAL NET ASSETS - 100.0%		$393,058,473

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $355,477,443.
(A)	Affiliated Company (see Note 10).
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Aggressive Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 99.8%
Bond Funds - 12.7%
MEMBERS High Income Fund Class Y (A)	429,563	$3,054,190
Metropolitan West Total Return Bond Fund Class I	1,146,245	12,482,602
PIMCO Investment Grade Corporate Bond Fund Institutional Class	260,402	2,895,675

		18,432,467
Foreign Bond Funds - 0.5%
TCW Emerging Markets Income Fund Class I	79,680	742,616

Foreign Stock Funds - 18.3%
Market Vectors Agribusiness ETF	20,701	1,092,185
Market Vectors Gold Miners ETF	27,102	1,257,262
Matthews Asian Growth and Income Fund Institutional Shares	230,835	4,293,530
MEMBERS International Stock Fund Class Y (A)	321,305	3,630,741
NorthRoad International Fund Class Y (A)	492,632	5,118,451
Vanguard FTSE All-World ex-US ETF	192,953	8,827,600
WisdomTree Japan Hedged Equity Fund ETF	60,439	2,228,990

		26,448,759
Money Market Funds - 1.6%
State Street Institutional U.S. Government Money Market Fund	2,375,855	2,375,855

	Shares	Value (Note 2)

Stock Funds - 66.7%
iShares Core S&P Mid-Cap ETF	21,468	$2,183,296
iShares S&P 100 Index Fund ETF	122,897	7,948,978
iShares S&P Global Energy Sector Index Fund ETF	36,809	1,407,944
Madison Mosaic Disciplined Equity Fund (A)	1,236,305	16,541,758
MEMBERS Equity Income Fund Class Y (A)	333,863	3,228,452
MEMBERS Large Cap Growth Fund Class Y (A)	618,663	10,777,117
MEMBERS Large Cap Value Fund Class Y (A)	1,180,844	16,283,838
MEMBERS Mid Cap Fund Class Y (A) *	1,544,805	12,157,615
MEMBERS Small Cap Fund Class Y (A)	255,585	2,987,791
Schwab Fundamental U.S. Large Company Index Fund	1,470,319	15,791,229
Vanguard Health Care ETF	39,782	2,851,176
Vanguard Information Technology ETF	61,691	4,263,465

		96,422,659

TOTAL INVESTMENTS - 99.8% (Cost $127,681,907**)		144,422,356
NET OTHER ASSETS AND LIABILITIES - 0.2%		253,063

TOTAL NET ASSETS - 100.0%		$144,675,419

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $129,719,193.
(A)	Affiliated Company (see Note 10).
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Money Market Fund Portfolio of Investments

	Par Value	Value (Note 2)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 74.9%
Fannie Mae - 16.9%
0.132%, 1/30/13 (A)	$428,000	$427,955
3.625%, 2/12/13	500,000	501,970
0.135%, 2/13/13 (A)	550,000	549,911
4.750%, 2/21/13	1,647,000	1,657,467
1.750%, 2/22/13	750,000	751,684
4.250%, 2/25/13	400,000	402,438
0.750%, 2/26/13	1,297,000	1,298,231
0.122%, 3/6/13 (A)	1,600,000	1,599,659
4.375%, 3/15/13	1,287,000	1,298,125

		8,487,440
Federal Farm Credit Bank - 4.8%
0.140%, 1/28/13 (A)	100,000	99,999
2.150%, 2/4/13	735,000	736,371
3.400%, 2/7/13	1,110,000	1,113,568
1.750%, 2/21/13	300,000	300,667
4.500%, 2/25/13	144,000	144,934

		2,395,539
Federal Home Loan Bank - 22.9%
0.122%, 1/2/13 (A)	100,000	100,000
0.101%, 1/4/13 (A)	200,000	199,998
0.210%, 1/4/13	1,000,000	1,000,007
0.112%, 1/9/13 (A)	575,000	574,986
0.180%, 1/9/13	200,000	200,001
1.500%, 1/16/13	1,105,000	1,105,604
0.170%, 1/17/13	200,000	200,001
0.129%, 1/23/13 (A)	1,100,000	1,099,913
0.020%, 1/30/13 (A)	1,400,000	1,399,977
0.119%, 2/1/13 (A)	958,000	957,909
0.136%, 2/5/13 (A)	400,000	399,949
0.150%, 2/6/13	600,000	600,020
0.170%, 2/11/13	500,000	500,017
0.180%, 2/15/13	125,000	125,007
0.079%, 2/20/13 (A)	1,043,000	1,042,914
0.125%, 3/5/13 (A)	400,000	399,986
5.000%, 3/8/13	750,000	756,663
0.130%, 3/14/13 (A)	700,000	699,820
0.300%, 3/19/13	160,000	160,061

		11,522,833
Freddie Mac - 22.3%
0.122%, 1/3/13 (A)	500,000	499,997
0.101%, 1/7/13 (A)	210,000	209,996
1.375%, 1/9/13	1,375,000	1,375,366
	Par Value	Value (Note 2)

0.152%, 1/14/13 (A)	$305,000	$304,983
0.132%, 1/22/13 (A)	250,000	249,981
0.167%, 1/28/13 (A)	2,550,000	2,549,675
0.142%, 2/19/13 (A)	400,000	399,924
0.128%, 2/25/13 (A)	1,500,000	1,499,725
0.041%, 2/27/13 (A)	1,250,000	1,249,921
0.032%, 3/5/13 (A)	500,000	499,972
0.091%, 3/18/13 (A)	2,000,000	1,999,620
1.720%, 4/11/13	400,000	401,732

		11,240,892
U.S. Treasury Notes - 8.0%
1.375%, 1/15/13	3,000,000	3,001,428
0.625%, 1/31/13	550,000	550,221
2.750%, 2/28/13	500,000	502,105

		4,053,754

Total U.S. Government and Agency Obligations (Cost $37,700,458)		37,700,458
SHORT-TERM INVESTMENTS - 19.8%
Consumer Discretionary - 0.2%
McDonald’s Corp., 4.3%, 3/1/13	100,000	100,654

Consumer Staples - 6.1%
Coca-Cola Co. (A), 0.162%, 3/4/13	1,000,000	999,725
PepsiCo Inc., 4.65%, 2/15/13	720,000	723,767
Proctor & Gamble Co. (A), 0.162%, 2/12/13	1,350,000	1,349,748

		3,073,240
Financials - 9.9%
Bank One Corp., 5.25%, 1/30/13	500,000	501,879
John Deere Bank S.A. (A), 0.172%, 1/17/13	1,000,000	999,925
John Deere Bank S.A. (A), 0.172%, 1/23/13	500,000	499,948
John Deere Bank S.A. (A), 0.162%, 1/24/13	500,000	499,949
JPMorgan Chase & Co., 5.75%, 1/2/13	300,000	300,041
Wells Fargo & Co., 4.375%, 1/31/13	150,000	150,493
Wells Fargo & Co. (A), 0.142%, 2/25/13	1,000,000	999,786
Wells Fargo & Co. (A), 0.142%, 3/7/13	1,000,000	999,747

		4,951,768
Industrials - 2.2%
Emerson Electric Co. (A), 0.152%, 1/17/13	1,000,000	999,934
General Electric Capital Corp. (A), 0.203%, 1/4/13	100,000	99,998

		1,099,932
Information Technology - 1.4%
Oracle Corp., 4.95%, 4/15/13	700,000	709,098

Total Short-Term Investments (Cost $9,934,692)		9,934,692

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Money Market Fund Portfolio of Investments

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 4.9%
State Street Institutional U.S. Government Money Market Fund	2,476,374	$2,476,374

Total Investment Companies (Cost $2,476,374)		2,476,374

TOTAL INVESTMENTS - 99.6% (Cost $50,111,524**)		50,111,524
NET OTHER ASSETS AND LIABILITIES - 0.4%		212,153

TOTAL NET ASSETS - 100.0%		$50,323,677

**	Aggregate cost for Federal tax purposes was $50,111,524.
(A)	Rate noted represents annualized yield at time of purchase.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Bond Fund Portfolio of Investments

	Par Value	Value (Note 2)

ASSET BACKED SECURITIES - 0.9%
ABSC Long Beach Home Equity Loan Trust, Series 2000-LB1, Class AF5 (A), 8.55%, 9/21/30	$652,045	$660,454
New Century Home Equity Loan Trust, Series 2003-5, Class AI5 (B), 5.5%, 11/25/33	2,799,669	2,815,790

Total Asset Backed Securities (Cost $3,472,353)		3,476,244
CORPORATE NOTES AND BONDS - 27.5%
Consumer Discretionary - 2.6%
American Association of Retired Persons (C) (D), 7.5%, 5/1/31	2,500,000	3,466,302
DR Horton Inc., 5.25%, 2/15/15	1,140,000	1,199,850
ERAC USA Finance LLC (C) (D), 6.7%, 6/1/34	4,400,000	5,327,472

		9,993,624
Consumer Staples - 1.1%
PepsiCo Inc., 4.65%, 2/15/13	1,165,000	1,171,372
WM Wrigley Jr. Co. (C) (D), 3.05%, 6/28/13	3,170,000	3,207,625

		4,378,997
Energy - 2.8%
Hess Corp., 7.875%, 10/1/29	2,460,000	3,420,369
Transocean Inc., 6%, 3/15/18	1,400,000	1,623,705
Transocean Inc., 7.5%, 4/15/31	2,310,000	2,870,794
Valero Energy Corp., 7.5%, 4/15/32	2,275,000	2,918,832

		10,833,700
Financials - 2.6%
American Express Credit Corp., 2.375%, 3/24/17	1,080,000	1,130,022
HCP Inc., 6.7%, 1/30/18	2,725,000	3,286,590
Lehman Brothers Holdings Inc. (E) *, 5.75%, 1/3/17	3,135,000	314
Simon Property Group L.P., 5.875%, 3/1/17	1,060,000	1,255,035
Swiss Re Solutions Holding Corp., 7%, 2/15/26	1,250,000	1,589,066
UBS AG (F), 5.75%, 4/25/18	750,000	890,357
US Bank NA, 6.3%, 2/4/14	2,000,000	2,120,934

		10,272,318
Health Care - 4.5%
Eli Lilly & Co., 6.57%, 1/1/16	2,600,000	2,991,521
Genentech Inc., 5.25%, 7/15/35	1,740,000	2,097,672
Merck & Co. Inc., 5.75%, 11/15/36	3,960,000	5,236,209
Quest Diagnostics Inc., 5.45%, 11/1/15	3,500,000	3,886,330
Wyeth LLC, 6.5%, 2/1/34	2,370,000	3,239,873

		17,451,605
Industrials - 4.9%
Boeing Co./The, 8.625%, 11/15/31	760,000	1,179,939
Boeing Co./The, 6.875%, 10/15/43	1,380,000	1,945,629

	Par Value	Value (Note 2)

Burlington Northern Santa Fe LLC, 8.125%, 4/15/20	$2,925,000	$3,881,882
EI du Pont de Nemours & Co., 5%, 1/15/13	195,000	195,305
General Electric Capital Corp., 3.35%, 10/17/16	3,200,000	3,434,835
Lockheed Martin Corp., 7.65%, 5/1/16	1,450,000	1,755,969
Norfolk Southern Corp., 5.59%, 5/17/25	1,268,000	1,557,176
Norfolk Southern Corp., 7.05%, 5/1/37	1,400,000	1,989,585
Waste Management Inc., 7.125%, 12/15/17	2,465,000	2,997,026

		18,937,346
Information Technology - 0.7%
Cisco Systems Inc., 5.5%, 2/22/16	2,400,000	2,743,332

Materials - 1.7%
Westvaco Corp., 8.2%, 1/15/30	2,250,000	2,968,724
Weyerhaeuser Co., 7.375%, 3/15/32	3,000,000	3,780,225

		6,748,949
Telecommunication Services - 2.0%
Comcast Cable Communications Holdings Inc., 9.455%, 11/15/22	3,080,000	4,656,526
Rogers Communications Inc. (F), 6.25%, 6/15/13	3,000,000	3,077,292

		7,733,818
Utilities - 4.6%
Indianapolis Power & Light Co. (C) (D), 6.05%, 10/1/36	3,445,000	4,176,528
Interstate Power & Light Co., 6.25%, 7/15/39	2,925,000	3,836,942
Sierra Pacific Power Co., Series M, 6%, 5/15/16	3,250,000	3,761,300
Southwestern Electric Power Co., Series E, 5.55%, 1/15/17	2,165,000	2,442,014
Wisconsin Electric Power Co., 6.5%, 6/1/28	3,000,000	3,787,149

		18,003,933

Total Corporate Notes and Bonds (Cost $94,785,082)		107,097,622
MORTGAGE BACKED SECURITIES - 16.2%
Fannie Mae - 13.7%
4%, 4/1/15 Pool # 255719	379,601	406,596
5.5%, 4/1/16 Pool # 745444	682,655	733,677
6%, 5/1/16 Pool # 582558	36,660	38,962
5.5%, 9/1/17 Pool # 657335	96,624	104,035
5.5%, 2/1/18 Pool # 673194	340,731	367,012
5%, 5/1/20 Pool # 813965	1,246,066	1,360,769
4.5%, 9/1/20 Pool # 835465	933,122	1,005,312
6%, 5/1/21 Pool # 253847	137,543	151,142
7%, 12/1/29 Pool # 762813	106,896	124,576
7%, 11/1/31 Pool # 607515	75,522	90,233
6.5%, 3/1/32 Pool # 631377	194,524	220,741
7%, 4/1/32 Pool # 641518	4,876	5,819
7%, 5/1/32 Pool # 644591	98,120	117,233

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Bond Fund Portfolio of Investments

	Par Value	Value (Note 2)

MORTGAGE BACKED SECURITIES (continued)

Fannie Mae (continued)
6.5%, 6/1/32 Pool # 545691	$1,126,604	$1,283,331
5.5%, 4/1/33 Pool # 690206	1,439,349	1,581,886
5%, 10/1/33 Pool # 254903	2,010,627	2,190,574
5.5%, 11/1/33 Pool # 555880	1,666,965	1,832,043
5%, 5/1/34 Pool # 782214	59,025	64,160
5%, 6/1/34 Pool # 778891	494,158	537,149
5.5%, 6/1/34 Pool # 780384	1,818,203	1,989,168
7%, 7/1/34 Pool # 792636	42,248	48,412
5.5%, 8/1/34 Pool # 793647	259,938	292,584
5.5%, 3/1/35 Pool # 810075	958,372	1,048,887
5.5%, 3/1/35 Pool # 815976	1,294,109	1,416,333
5.5%, 7/1/35 Pool # 825283	1,312,833	1,437,262
5%, 8/1/35 Pool # 829670	1,537,205	1,669,018
5.5%, 8/1/35 Pool # 826872	793,858	868,091
5%, 9/1/35 Pool # 820347	1,631,520	1,847,897
5%, 9/1/35 Pool # 835699	1,577,080	1,786,237
5%, 10/1/35 Pool # 797669	2,196,046	2,473,567
5.5%, 10/1/35 Pool # 836912	128,499	140,455
5%, 11/1/35 Pool # 844809	964,192	1,046,870
5%, 12/1/35 Pool # 850561	1,058,250	1,148,992
5.5%, 2/1/36 Pool # 851330	245,879	269,084
5.5%, 10/1/36 Pool # 896340	336,406	366,808
5.5%, 10/1/36 Pool # 901723	1,855,026	2,017,859
6.5%, 10/1/36 Pool # 894118	1,377,630	1,558,398
6%, 11/1/36 Pool # 902510	2,108,180	2,364,715
5.5%, 2/1/37 Pool # 905140	1,632,698	1,837,751
5.5%, 5/1/37 Pool # 899323	957,162	1,044,471
5.5%, 5/1/37 Pool # 928292	973,696	1,095,984
6%, 10/1/37 Pool # 947563	2,010,020	2,254,611
5.5%, 7/1/38 Pool # 986973	1,299,679	1,435,168
5%, 8/1/38 Pool # 988934	2,691,675	2,951,922
6.5%, 8/1/38 Pool # 987711	2,369,386	2,817,900
3.5%, 6/1/42 Pool # AO4136	3,795,828	4,058,431

		53,502,125
Freddie Mac - 2.4%
5%, 5/1/18 Pool # E96322	693,180	745,779
8%, 6/1/30 Pool # C01005	53,693	66,426
7%, 3/1/31 Pool # C48129	218,655	257,732
5%, 7/1/33 Pool # A11325	1,226,603	1,368,197
6%, 10/1/34 Pool # A28439	275,683	303,285
6%, 10/1/34 Pool # A28598	187,975	206,796
5.5%, 11/1/34 Pool # A28282	2,464,371	2,763,094
5%, 4/1/35 Pool # A32314	351,693	393,830
5%, 4/1/35 Pool # A32315	556,231	612,444
5%, 4/1/35 Pool # A32316	768,925	865,856
	Par Value	Value (Note 2)

5%, 4/1/35 Pool # A32509	$198,149	$218,174
5%, 1/1/37 Pool # A56371	1,547,515	1,666,671

		9,468,284
Ginnie Mae - 0.1%
8%, 10/20/15 Pool # 2995	24,876	26,555
6.5%, 2/20/29 Pool # 2714	127,063	146,164
6.5%, 4/20/31 Pool # 3068	99,235	114,091

		286,810

Total Mortgage Backed Securities (Cost $57,109,291)		63,257,219
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 51.2%
Fannie Mae - 1.1%
4.625%, 10/15/14	3,905,000	4,207,161

Federal Farm Credit Bank - 1.2%
5.875%, 10/3/16	4,000,000	4,772,500

Freddie Mac - 2.4%
4.875%, 11/15/13	2,500,000	2,603,268
4.500%, 1/15/14	5,500,000	5,744,326
1.000%, 9/29/17	1,000,000	1,010,507

		9,358,101
U.S. Treasury Bonds - 4.3%
6.625%, 2/15/27	7,350,000	11,306,365
4.500%, 5/15/38	4,000,000	5,287,500

		16,593,865
U.S. Treasury Notes - 42.2%
3.625%, 5/15/13	4,000,000	4,051,564
3.125%, 8/31/13	2,710,000	2,762,718
4.000%, 2/15/14	9,500,000	9,902,639
4.250%, 8/15/14	11,200,000	11,925,379
2.375%, 9/30/14	3,600,000	3,733,592
2.625%, 12/31/14	26,000,000	27,226,888
2.500%, 3/31/15	1,750,000	1,836,954
4.250%, 8/15/15	8,900,000	9,805,993
3.250%, 12/31/16	8,000,000	8,860,000
3.125%, 1/31/17	4,000,000	4,415,936
2.375%, 7/31/17	5,250,000	5,661,385
0.750%, 10/31/17	13,000,000	13,042,653
4.250%, 11/15/17	9,100,000	10,655,536
2.750%, 2/15/19	16,750,000	18,546,705
3.375%, 11/15/19	15,000,000	17,246,490
2.625%, 11/15/20	6,500,000	7,133,750
2.000%, 11/15/21	7,500,000	7,784,183

		164,592,365

Total U.S. Government and Agency Obligations (Cost $184,704,850)		199,523,992

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Bond Fund Portfolio of Investments

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 3.4%
State Street Institutional U.S. Government Money Market Fund	13,441,891	$13,441,891

Total Investment Companies (Cost $13,441,891)		13,441,891

TOTAL INVESTMENTS - 99.2% (Cost $353,513,467**)		386,796,968
NET OTHER ASSETS AND LIABILITIES - 0.8%		2,993,956

TOTAL NET ASSETS - 100.0%		$389,790,924

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $353,550,521.
(A)	Stepped rate security. Rate shown is as of December 31, 2012.
(B)	Floating rate or variable rate note. Rate shown is as of December 31, 2012.
(C)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional investors.”
(D)	Illiquid security (See Note 2).
(E)	In default. Issuer is bankrupt.
(F)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 1.02% of total net assets.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

High Income Fund Portfolio of Investments

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - 94.0%
Consumer Discretionary - 34.9%
Auto Components - 3.9%
Allison Transmission Inc. (A), 7.125%, 5/15/19	$300,000	$320,250
American Axle & Manufacturing Inc., 7.875%, 3/1/17	750,000	776,250
Dana Holding Corp., 6.5%, 2/15/19	350,000	373,625
Dana Holding Corp., 6.75%, 2/15/21	250,000	268,750
Goodyear Tire & Rubber Co., 7%, 5/15/22	500,000	536,250
Tenneco Inc., 6.875%, 12/15/20	325,000	353,844

		2,628,969
Automobiles - 0.4%
Cooper Standard Automotive Inc., 8.5%, 5/1/18	250,000	268,750

Hotels, Restaurants & Leisure - 6.2%
Ameristar Casinos Inc., 7.5%, 4/15/21	800,000	867,000
Boyd Acquisition Sub LLC / Boyd Acquisition Finance Corp. (A), 8.375%, 2/15/18	200,000	208,000
Boyd Gaming Corp., 7.125%, 2/1/16	150,000	147,000
Boyd Gaming Corp., 9.125%, 12/1/18	500,000	510,000
Felcor Lodging L.P., 6.75%, 6/1/19	950,000	1,009,375
MGM Resorts International, 7.5%, 6/1/16	250,000	268,125
MGM Resorts International, 7.625%, 1/15/17	500,000	535,000
Pinnacle Entertainment Inc., 8.75%, 5/15/20	300,000	324,000
Scientific Games International Inc. (A), 6.25%, 9/1/20	300,000	309,750

		4,178,250
Household Durables - 1.6%
Griffon Corp., 7.125%, 4/1/18	500,000	530,000
Spectrum Brands Holdings Inc., 9.5%, 6/15/18	500,000	567,500

		1,097,500
Media - 16.6%
Allbritton Communications Co., 8%, 5/15/18	950,000	1,030,750
AMC Networks Inc., 4.75%, 12/15/22	700,000	703,500
Cablevision Systems Corp., 7.75%, 4/15/18	250,000	278,125
Cablevision Systems Corp., 5.875%, 9/15/22	200,000	200,250
CCO Holdings LLC / CCO Holdings Capital Corp., 6.5%, 4/30/21	750,000	809,062
Cequel Communications Holdings I LLC / Cequel Capital Corp. (A), 8.625%, 11/15/17	142,000	151,940
Cequel Communications Holdings I LLC / Cequel Capital Corp. (A), 6.375%, 9/15/20	400,000	416,500
CSC Holdings LLC (A), 6.75%, 11/15/21	400,000	443,500
Cumulus Media Holdings Inc., 7.75%, 5/1/19	900,000	884,250
DISH DBS Corp., 5.875%, 7/15/22	100,000	107,500
DISH DBS Corp. (A), 5%, 3/15/23	300,000	300,000
	Par Value	Value (Note 2)

Hughes Satellite Systems Corp., 6.5%, 6/15/19	$500,000	$551,250
Intelsat Jackson Holdings S.A. (A) (B), 7.25%, 10/15/20	325,000	352,625
Intelsat Jackson Holdings S.A. (B), 7.5%, 4/1/21	250,000	275,625
Intelsat Luxembourg S.A., PIK (B), 11.5%, 2/4/17	375,000	398,438
Lamar Media Corp., 5.875%, 2/1/22	500,000	542,500
Mediacom Broadband LLC / Mediacom Broadband Corp. (A), 6.375%, 4/1/23	800,000	814,000
Telesat Canada / Telesat LLC (A) (B), 6%, 5/15/17	500,000	525,000
UPCB Finance V Ltd. (A) (B), 6.875%, 1/15/22	350,000	378,875
Videotron Ltee (B), 5%, 7/15/22	750,000	786,562
Virgin Media Finance PLC (B), 4.875%, 2/15/22	600,000	613,500
XM Satellite Radio Inc. (A), 7.625%, 11/1/18	500,000	557,500

		11,121,252
Specialty Retail - 4.2%
Jo-Ann Stores Inc. (A), 8.125%, 3/15/19	600,000	610,500
Michaels Stores Inc., 7.75%, 11/1/18	500,000	548,750
Penske Automotive Group Inc. (A), 5.75%, 10/1/22	500,000	515,000
Sally Holdings LLC / Sally Capital Inc., 5.75%, 6/1/22	1,000,000	1,085,000
Yankee Candle Co. Inc., Series B, 8.5%, 2/15/15	23,000	23,115

		2,782,365
Textiles, Apparel & Luxury Goods - 2.0%
Hanesbrands Inc., 6.375%, 12/15/20	250,000	275,000
Levi Strauss & Co., 7.625%, 5/15/20	500,000	545,000
PVH Corp., 4.5%, 12/15/22	500,000	505,000

		1,325,000
Consumer Staples - 5.9%
Central Garden and Pet Co., 8.25%, 3/1/18	500,000	528,750
Dole Food Co. Inc. (A), 8%, 10/1/16	200,000	208,000
Ingles Markets Inc., 8.875%, 5/15/17	750,000	799,688
Mead Products LLC / ACCO Brands Corp. (A), 6.75%, 4/30/20	250,000	262,500
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 9.25%, 4/1/15	378,000	383,670
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 8.25%, 9/1/17	500,000	532,500
Stater Brothers Holdings, 7.75%, 4/15/15	500,000	510,000
Tops Markets LLC, 10.125%, 10/15/15	500,000	527,500
US Foodservice (A), 8.5%, 6/30/19	200,000	204,000

		3,956,608

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

High Income Fund Portfolio of Investments

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS (continued)

Energy - 14.2%
Access Midstream Partners L.P. / ACMP Finance Corp., 4.875%, 5/15/23	$500,000	$507,500
AmeriGas Finance LLC / AmeriGas Finance Corp., 7%, 5/20/22	250,000	278,125
AmeriGas Partners L.P. / AmeriGas Finance Corp., 6.25%, 8/20/19	500,000	535,000
Chaparral Energy Inc., 8.25%, 9/1/21	500,000	542,500
Chesapeake Energy Corp., 6.775%, 3/15/19	750,000	750,937
Cie Generale de Geophysique – Veritas (B), 6.5%, 6/1/21	300,000	321,000
Continental Resources Inc., 8.25%, 10/1/19	250,000	280,000
Copano Energy LLC / Copano Energy Finance Corp., 7.125%, 4/1/21	550,000	590,562
Exterran Holdings Inc., 7.25%, 12/1/18	500,000	530,000
Helix Energy Solutions Group Inc. (A), 9.5%, 1/15/16	87,000	89,175
Key Energy Services Inc., 6.75%, 3/1/21	500,000	500,000
MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp., 6.75%, 11/1/20	500,000	545,000
Oasis Petroleum Inc., 6.875%, 1/15/23	500,000	536,250
PetroBakken Energy Ltd. (A) (B), 8.625%, 2/1/20	700,000	710,500
Plains Exploration & Production Co., 6.5%, 11/15/20	500,000	553,750
Precision Drilling Corp. (B), 6.5%, 12/15/21	850,000	905,250
QEP Resources Inc., 5.25%, 5/1/23	500,000	535,000
Regency Energy Partners L.P. / Regency Energy Finance Corp., 6.875%, 12/1/18	500,000	545,000
Unit Corp., 6.625%, 5/15/21	250,000	256,563

		9,512,112
Financials - 3.4%
Ally Financial Inc., 5.5%, 2/15/17	700,000	748,834
CIT Group Inc., 5%, 5/15/17	50,000	53,000
MPT Operating Partnership L.P. / MPT Finance Corp., 6.875%, 5/1/21	500,000	542,500
Nuveen Investments Inc. (A), 9.125%, 10/15/17	400,000	393,000
Toys R Us Property Co. I LLC, 10.75%, 7/15/17	500,000	538,750

		2,276,084
Health Care - 8.8%
Air Medical Group Holdings Inc., 9.25%, 11/1/18	500,000	552,500
Biomet Inc. (A), 6.5%, 8/1/20	250,000	265,625
DaVita HealthCare Partners Inc., 6.375%, 11/1/18	500,000	536,250
Endo Health Solutions Inc., 7%, 12/15/20	500,000	533,125
	Par Value	Value (Note 2)

Fresenius Medical Care US Finance II Inc. (A), 5.625%, 7/31/19	$200,000	$214,750
Fresenius Medical Care US Finance II Inc. (A), 5.875%, 1/31/22	200,000	217,000
HCA Inc., 5.875%, 3/15/22	250,000	271,875
HCA Inc., 5.875%, 5/1/23	800,000	828,000
Multiplan Inc. (A), 9.875%, 9/1/18	250,000	278,750
Tenet Healthcare Corp., 6.25%, 11/1/18	250,000	274,375
Tenet Healthcare Corp., 8%, 8/1/20	850,000	915,344
Valeant Pharmaceuticals International (A), 6.875%, 12/1/18	500,000	538,750
Vanguard Health Holding Co. II LLC / Vanguard Holding Co. II Inc. (A), 7.75%, 2/1/19	500,000	517,500

		5,943,844
Industrials - 6.8%
Alliance Data Systems Corp. (A), 5.25%, 12/1/17	50,000	50,750
Alliance Data Systems Corp. (A), 6.375%, 4/1/20	400,000	426,000
Ashtead Capital Inc. (A), 6.5%, 7/15/22	500,000	542,500
Avis Budget Car Rental LLC / Avis Budget Finance Inc., 8.25%, 1/15/19	500,000	552,500
Belden Inc. (A), 5.5%, 9/1/22	500,000	513,750
Moog Inc., 7.25%, 6/15/18	500,000	525,625
RBS Global Inc. / Rexnord LLC, 8.5%, 5/1/18	300,000	325,125
Tomkins LLC / Tomkins Inc., 9%, 10/1/18	325,000	364,000
TransDigm Inc. (A), 5.5%, 10/15/20	200,000	208,000
United Rentals North America Inc., 8.25%, 2/1/21	175,000	197,312
United Rentals North America Inc. (A), 7.625%, 4/15/22	500,000	558,750
West Corp., 8.625%, 10/1/18	100,000	104,750
West Corp., 7.875%, 1/15/19	200,000	207,000

		4,576,062
Information Technology - 3.3%
Level 3 Financing Inc., 8.125%, 7/1/19	400,000	436,000
SunGard Data Systems Inc., 7.375%, 11/15/18	800,000	857,000
Syniverse Holdings Inc., 9.125%, 1/15/19	850,000	907,375

		2,200,375
Materials - 8.8%
ArcelorMittal (B), 5.75%, 8/5/20	500,000	501,005
Ardagh Packaging Finance PLC / Ardagh MP Holdings USA Inc. (A) (B), 9.125%, 10/15/20	300,000	325,500
Boise Cascade LLC / Boise Cascade Finance Corp. (A), 6.375%, 11/1/20	600,000	618,000
FMG Resources August 2006 Pty Ltd. (A) (B), 7%, 11/1/15	200,000	210,000

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

High Income Fund Portfolio of Investments

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS (continued)

Materials (continued)
Graphic Packaging International Inc., 9.5%, 6/15/17	$350,000	$378,000
Huntsman International LLC, 5.5%, 6/30/16	250,000	250,313
Huntsman International LLC (A), 4.875%, 11/15/20	250,000	252,812
JMC Steel Group (A), 8.25%, 3/15/18	1,000,000	1,045,000
Penn Virginia Resource Partners L.P. / Penn Virginia Resource Finance Corp., 8.25%, 4/15/18	700,000	742,000
Polymer Group Inc., 7.75%, 2/1/19	500,000	536,250
Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC, 8.5%, 5/15/18	250,000	256,250
Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC, 9%, 4/15/19	250,000	260,000
Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC, 8.25%, 2/15/21	500,000	507,500

		5,882,630
Telecommunication Services - 5.6%
CenturyLink Inc., 5.8%, 3/15/22	500,000	528,563
CommScope Inc. (A), 8.25%, 1/15/19	500,000	547,500
Crown Castle International Corp., 7.125%, 11/1/19	150,000	165,750
Crown Castle International Corp. (A), 5.25%, 1/15/23	600,000	642,000
SBA Telecommunications Inc. (A), 5.75%, 7/15/20	300,000	318,750
Sprint Nextel Corp., 7%, 8/15/20	325,000	355,063
Sprint Nextel Corp., 6%, 11/15/22	200,000	205,500
tw telecom holdings, Inc., 8%, 3/1/18	500,000	547,500
Windstream Corp., 7%, 3/15/19	475,000	485,688

		3,796,314
Utilities - 2.3%
GenOn Energy Inc., 7.875%, 6/15/17	300,000	331,500
Mirant Americas Generation LLC, 8.5%, 10/1/21	300,000	342,000
NRG Energy Inc., 8.25%, 9/1/20	475,000	532,000
Suburban Propane Partners L.P. / Suburban Energy Finance Corp., 7.375%, 8/1/21	309,000	336,038

		1,541,538

Total Corporate Notes and Bonds (Cost $59,983,869)		63,087,653
	Shares	Value (Note 2)

INVESTMENT COMPANIES - 4.7%
State Street Institutional U.S. Government Money Market Fund	3,135,148	$3,135,148

Total Investment Companies (Cost $3,135,148)		3,135,148

TOTAL INVESTMENTS - 98.7% (Cost $63,119,017**)		66,222,801
NET OTHER ASSETS AND LIABILITIES - 1.3%		876,800

TOTAL NET ASSETS - 100.0%		$67,099,601

**	Aggregate cost for Federal tax purposes was $63,119,017.
(A)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional investors.”
(B)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 9.39% of total net assets.
PIK	Payment in Kind Security. Pays interest in additional bonds rather than in cash.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Diversified Income Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 54.8%
Consumer Discretionary - 5.4%
McDonald’s Corp.	52,500	$4,631,025
Omnicom Group Inc.	71,500	3,572,140
Target Corp.	69,000	4,082,730
Time Warner Inc.	130,000	6,217,900
Viacom Inc., Class B	55,500	2,927,070

		21,430,865
Consumer Staples - 7.7%
Coca-Cola Co./The	93,000	3,371,250
Diageo PLC, ADR	27,000	3,147,660
Nestle S.A., ADR	59,000	3,845,030
PepsiCo Inc.	107,300	7,342,539
Philip Morris International Inc.	31,000	2,592,840
Procter & Gamble Co./The	74,000	5,023,860
Sysco Corp.	82,000	2,596,120
Wal-Mart Stores Inc.	35,000	2,388,050

		30,307,349
Energy - 6.3%
Chevron Corp.	91,500	9,894,810
ConocoPhillips	145,000	8,408,550
Exxon Mobil Corp.	38,000	3,288,900
Occidental Petroleum Corp.	43,000	3,294,230

		24,886,490
Financials - 10.5%
Axis Capital Holdings Ltd.	100,500	3,481,320
Bank of New York Mellon Corp./The	109,100	2,803,870
BlackRock Inc.	26,700	5,519,157
M&T Bank Corp.	36,000	3,544,920
Northern Trust Corp.	58,500	2,934,360
PartnerRe Ltd.	50,500	4,064,745
Travelers Cos. Inc./The	126,000	9,049,320
US Bancorp	134,000	4,279,960
Wells Fargo & Co.	167,000	5,708,060

		41,385,712
Health Care - 10.1%
Becton, Dickinson and Co.	34,000	2,658,460
Johnson & Johnson	145,000	10,164,500
Medtronic Inc.	95,800	3,929,716
Merck & Co. Inc.	206,000	8,433,640
Novartis AG, ADR	63,000	3,987,900
Pfizer Inc.	430,019	10,784,876

		39,959,092
Industrials - 7.3%
3M Co.	78,500	7,288,725
Boeing Co./The	60,000	4,521,600
	Shares	Value (Note 2)

Emerson Electric Co.	69,000	$3,654,240
United Parcel Service Inc., Class B	64,000	4,718,720
United Technologies Corp.	74,000	6,068,740
Waste Management Inc.	72,000	2,429,280

		28,681,305
Information Technology - 5.3%
Accenture PLC, Class A	42,600	2,832,900
Automatic Data Processing Inc.	60,500	3,449,105
Intel Corp.	113,000	2,331,190
Linear Technology Corp.	90,000	3,087,000
Microchip Technology Inc.	75,000	2,444,250
Microsoft Corp.	247,000	6,602,310

		20,746,755
Materials - 0.9%
Air Products & Chemicals Inc.	41,000	3,444,820

Telecommunication Service - 1.3%
AT&T Inc.	155,515	5,242,411

Total Common Stocks (Cost $174,701,827)		216,084,799
	Par Value

ASSET BACKED SECURITIES - 0.2%
ABSC Long Beach Home Equity Loan Trust, Series 2000-LB1, Class AF5 (A), 8.55%, 9/21/30	$599,648	607,382

Total Asset Backed Securities (Cost $618,567)		607,382
CORPORATE NOTES AND BONDS - 16.0%
Consumer Discretionary - 1.9%
American Association of Retired Persons (B) (C), 7.5%, 5/1/31	2,000,000	2,773,042
DR Horton Inc., 5.25%, 2/15/15	515,000	542,037
ERAC USA Finance LLC (B) (C), 6.7%, 6/1/34	1,850,000	2,239,960
Royal Caribbean Cruises Ltd. (D), 7.25%, 6/15/16	1,600,000	1,808,000

		7,363,039
Consumer Staples - 1.2%
Kraft Foods Inc., 6.5%, 11/1/31	2,025,000	2,609,992
PepsiCo Inc., 4.65%, 2/15/13	620,000	623,392
WM Wrigley Jr. Co. (B) (C), 3.05%, 6/28/13	1,310,000	1,325,548

		4,558,932
Energy - 1.4%
ConocoPhillips, 6.65%, 7/15/18	1,500,000	1,902,687
Hess Corp., 7.875%, 10/1/29	1,150,000	1,598,953
Transocean Inc. (D), 6%, 3/15/18	750,000	869,842
Transocean Inc. (D), 7.5%, 4/15/31	1,030,000	1,280,051

		5,651,533

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Diversified Income Fund Portfolio of Investments

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS (continued)

Financials - 1.6%
American Express Credit Corp., 2.375%, 3/24/17	$450,000	$470,843
HCP Inc., 6.7%, 1/30/18	1,450,000	1,748,828
Lehman Brothers Holdings Inc. (E) *, 5.75%, 1/3/17	1,735,000	173
Simon Property Group L.P., 5.875%, 3/1/17	530,000	627,517
Swiss Re Solutions Holding Corp., 7%, 2/15/26	1,000,000	1,271,253
US Bank NA, 6.3%, 2/4/14	2,000,000	2,120,934

		6,239,548
Health Care - 3.3%
AbbVie Inc. (B) (C), 2%, 11/6/18	1,200,000	1,215,510
Amgen Inc., 5.85%, 6/1/17	3,950,000	4,677,728
Eli Lilly & Co., 6.57%, 1/1/16	1,200,000	1,380,702
Genentech Inc., 5.25%, 7/15/35	740,000	892,114
Merck & Co. Inc., 5.75%, 11/15/36	1,320,000	1,745,403
Quest Diagnostics Inc., 5.45%, 11/1/15	1,500,000	1,665,570
Wyeth LLC, 6.5%, 2/1/34	1,100,000	1,503,738

		13,080,765
Industrials - 2.1%
Boeing Co./The, 8.625%, 11/15/31	350,000	543,393
Boeing Co./The, 6.875%, 10/15/43	620,000	874,123
Burlington Northern Santa Fe LLC, 8.125%, 4/15/20	1,365,000	1,811,545
EI du Pont de Nemours & Co., 5%, 1/15/13	103,000	103,161
Lockheed Martin Corp., 7.65%, 5/1/16	780,000	944,590
Norfolk Southern Corp., 5.59%, 5/17/25	957,000	1,175,250
Norfolk Southern Corp., 7.05%, 5/1/37	1,050,000	1,492,189
Waste Management Inc., 7.125%, 12/15/17	1,150,000	1,398,207

		8,342,458
Information Technology - 0.7%
Cisco Systems Inc., 5.5%, 2/22/16	960,000	1,097,333
International Business Machines Corp., 1.875%, 8/1/22	1,600,000	1,539,689

		2,637,022
Materials - 0.3%
Westvaco Corp., 8.2%, 1/15/30	1,025,000	1,352,419

Telecommunication Services - 1.0%
Comcast Cable Communications Holdings Inc., 9.455%, 11/15/22	1,780,000	2,691,109
Rogers Communications Inc. (D), 6.25%, 6/15/13	1,315,000	1,348,880

		4,039,989
Utilities - 2.5%
Indianapolis Power & Light Co. (B) (C), 6.05%, 10/1/36	1,555,000	1,885,196
	Par Value	Value (Note 2)

Interstate Power & Light Co., 6.25%, 7/15/39	$1,365,000	$1,790,573
Nevada Power Co., Series R, 6.75%, 7/1/37	1,600,000	2,219,242
Sierra Pacific Power Co., Series M, 6%, 5/15/16	474,000	548,571
Southwestern Electric Power Co., Series E, 5.55%, 1/15/17	835,000	941,839
Westar Energy Inc., 6%, 7/1/14	2,400,000	2,570,081

		9,955,502

Total Corporate Notes and Bonds (Cost $55,906,823)		63,221,207
MORTGAGE BACKED SECURITIES - 6.9%
Fannie Mae - 6.0%
4%, 4/1/15 Pool # 255719	178,216	190,890
5.5%, 4/1/16 Pool # 745444	263,817	283,535
6%, 5/1/16 Pool # 582558	67,211	71,430
5%, 12/1/17 Pool # 672243	604,719	657,173
4.5%, 9/1/20 Pool # 835465	573,640	618,020
6%, 5/1/21 Pool # 253847	117,014	128,583
7%, 12/1/29 Pool # 762813	50,060	58,340
7%, 11/1/31 Pool # 607515	75,522	90,233
7%, 4/1/32 Pool # 641518	2,611	3,117
7%, 5/1/32 Pool # 644591	53,943	64,451
5.5%, 10/1/33 Pool # 254904	558,585	613,901
5.5%, 11/1/33 Pool # 555880	1,666,965	1,832,043
5%, 5/1/34 Pool # 780890	2,093,567	2,275,704
7%, 7/1/34 Pool # 792636	20,221	23,172
5.5%, 8/1/34 Pool # 793647	251,127	282,666
5.5%, 3/1/35 Pool # 815976	1,255,573	1,374,157
5.5%, 7/1/35 Pool # 825283	545,799	597,529
5.5%, 8/1/35 Pool # 826872	348,358	380,932
5%, 9/1/35 Pool # 820347	666,810	755,245
5%, 9/1/35 Pool # 835699	660,147	747,697
5%, 10/1/35 Pool # 797669	687,918	774,852
5.5%, 10/1/35 Pool # 836912	280,799	306,926
5%, 12/1/35 Pool # 850561	442,694	480,654
5.5%, 12/1/35 Pool # 844583	1,365,921	1,492,792
5.5%, 2/1/36 Pool # 851330	110,434	120,856
5.5%, 9/1/36 Pool # 831820	1,437,280	1,647,435
6%, 9/1/36 Pool # 831741	634,439	693,909
5.5%, 10/1/36 Pool # 896340	151,359	165,038
5.5%, 10/1/36 Pool # 901723	695,635	756,697
5.5%, 12/1/36 Pool # 902853	1,268,169	1,402,870
5.5%, 12/1/36 Pool # 903059	1,050,415	1,188,575
5.5%, 12/1/36 Pool # 907512	690,238	753,200
5.5%, 12/1/36 Pool # 907635	910,503	1,034,813
3.5%, 6/1/42 Pool # AO4136	1,423,436	1,521,912

		23,389,347

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Diversified Income Fund Portfolio of Investments

	Par Value	Value (Note 2)

MORTGAGE BACKED SECURITIES (continued)
Freddie Mac - 0.9%
8%, 6/1/30 Pool # C01005	$42,955	$53,141
6.5%, 1/1/32 Pool # C62333	140,476	162,956
5%, 7/1/33 Pool # A11325	1,226,603	1,368,197
6%, 10/1/34 Pool # A28439	127,853	140,654
6%, 10/1/34 Pool # A28598	87,177	95,905
5%, 4/1/35 Pool # A32314	190,183	212,969
5%, 4/1/35 Pool # A32315	248,382	273,484
5%, 4/1/35 Pool # A32316	264,317	297,637
5%, 4/1/35 Pool # A32509	131,600	144,900
5%, 1/1/37 Pool # A56371	773,757	833,335

		3,583,178
Ginnie Mae - 0.0%
6.5%, 4/20/31 Pool # 3068	81,723	93,957

Total Mortgage Backed Securities (Cost $24,529,551)		27,066,482
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 18.2%
U.S. Treasury Bond - 1.3%
6.625%, 2/15/27	3,270,000	5,030,179

U.S. Treasury Notes - 16.9%
1.375%, 1/15/13	4,000,000	4,001,720
3.625%, 5/15/13	1,980,000	2,005,524
3.125%, 8/31/13	1,175,000	1,197,857
4.000%, 2/15/14	4,810,000	5,013,862
4.250%, 8/15/14	4,965,000	5,286,563
2.375%, 9/30/14	1,400,000	1,451,953
0.500%, 10/15/14	5,000,000	5,022,655
2.500%, 3/31/15	795,000	834,502
4.500%, 2/15/16	3,550,000	4,001,237
3.250%, 12/31/16	2,500,000	2,768,750
3.125%, 1/31/17	2,000,000	2,207,968
0.500%, 7/31/17	4,000,000	3,975,936
2.375%, 7/31/17	2,000,000	2,156,718
4.250%, 11/15/17	12,100,000	14,168,350
2.750%, 2/15/19	1,300,000	1,439,446
3.375%, 11/15/19	1,000,000	1,149,766
2.625%, 11/15/20	7,400,000	8,121,500
1.750%, 5/15/22	1,750,000	1,765,176

		66,569,483

Total U.S. Government and Agency Obligations (Cost $67,276,218)		71,599,662
	Shares	Value (Note 2)

INVESTMENT COMPANIES - 3.6%
State Street Institutional U.S. Government Money Market Fund	14,006,365	$14,006,365

Total Investment Companies (Cost $14,006,365)		14,006,365

TOTAL INVESTMENTS - 99.7% (Cost $337,039,351**)		392,585,897
NET OTHER ASSETS AND LIABILITIES - 0.3%		1,344,592

TOTAL NET ASSETS - 100.0%		$393,930,489

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $337,889,040.
(A)	Stepped rate security. Rate shown is as of December 31, 2012.
(B)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional investors.”
(C)	Illiquid security (See Note 2).
(D)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 1.35% of total net assets.
(E)	In default. Issuer is bankrupt.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Large Cap Value Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 96.2%
Consumer Discretionary - 8.5%
McDonald’s Corp.	58,000	$5,116,180
Omnicom Group Inc.	174,000	8,693,040
Target Corp.	160,000	9,467,200
Time Warner Inc.	236,500	11,311,795
Viacom Inc., Class B	151,000	7,963,740

		42,551,955
Consumer Staples - 10.1%
Diageo PLC, ADR	42,500	4,954,650
Nestle S.A., ADR	94,000	6,125,980
PepsiCo Inc.	151,000	10,332,930
Philip Morris International Inc.	67,000	5,603,880
Procter & Gamble Co./The	177,000	12,016,530
Sysco Corp.	184,000	5,825,440
Wal-Mart Stores Inc.	82,000	5,594,860

		50,454,270
Energy - 13.5%
Apache Corp.	123,500	9,694,750
Chevron Corp.	143,046	15,468,994
ConocoPhillips	198,000	11,482,020
Exxon Mobil Corp.	59,000	5,106,450
National Oilwell Varco Inc.	37,000	2,528,950
Occidental Petroleum Corp.	158,500	12,142,685
Schlumberger Ltd.	161,000	11,155,690

		67,579,539
Financials - 26.2%
Capital Markets - 4.7%
Bank of New York Mellon Corp./The	480,000	12,336,000
BlackRock Inc.	31,000	6,408,010
Franklin Resources Inc.	40,000	5,028,000

		23,772,010
Commercial Banks - 6.7%
M&T Bank Corp.	55,000	5,415,850
US Bancorp	405,000	12,935,700
Wells Fargo & Co.	450,000	15,381,000

		33,732,550
Insurance - 13.0%
American International Group Inc. *	157,000	5,542,100
Arch Capital Group Ltd. *	202,500	8,914,050
Berkshire Hathaway Inc., Class B *	162,000	14,531,400
Markel Corp. *	32,576	14,119,090
Travelers Cos. Inc./The	217,500	15,620,850
WR Berkley Corp.	165,032	6,228,308

		64,955,798
Real Estate Management & Development - 1.8%

Brookfield Asset Management Inc., Class A	240,000	8,796,000

	Shares	Value (Note 2)

Health Care - 16.7%
Johnson & Johnson	309,000	$21,660,900
Laboratory Corp. of America Holdings *	70,000	6,063,400
Medtronic Inc.	233,000	9,557,660
Merck & Co. Inc.	461,500	18,893,810
Novartis AG, ADR	119,000	7,532,700
Pfizer Inc.	796,000	19,963,680

		83,672,150
Industrials - 12.4%
3M Co.	179,000	16,620,150
Boeing Co./The	123,500	9,306,960
Danaher Corp.	94,000	5,254,600
Emerson Electric Co.	160,000	8,473,600
General Dynamics Corp.	78,000	5,403,060
United Parcel Service Inc., Class B	122,000	8,995,060
United Technologies Corp.	100,000	8,201,000

		62,254,430
Information Technology - 3.9%
Intel Corp.	245,000	5,054,350
International Business Machines Corp.	35,500	6,800,025
Microsoft Corp.	282,000	7,537,860

		19,392,235
Materials - 3.4%
Air Products & Chemicals Inc.	86,000	7,225,720
Mosaic Co./The	46,000	2,604,980
Newmont Mining Corp.	149,000	6,919,560

		16,750,260
Telecommunication Service - 1.4%
AT&T Inc.	212,987	7,179,792

Total Common Stocks (Cost $399,218,418)		481,090,989
INVESTMENT COMPANIES - 4.0%
State Street Institutional U.S. Government Money Market Fund	20,226,182	20,226,182

Total Investment Companies (Cost $20,226,182)		20,226,182

TOTAL INVESTMENTS - 100.2% (Cost $419,444,600**)		501,317,171
NET OTHER ASSETS AND LIABILITIES - (0.2%)		(848,044)

TOTAL NET ASSETS - 100.0%		$500,469,127

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $419,832,130.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Large Cap Growth Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 95.4%
Consumer Discretionary - 16.7%
Amazon.com Inc. *	22,097	$5,549,441
CarMax Inc. *	57,568	2,161,103
Chipotle Mexican Grill Inc. *	5,165	1,536,381
Comcast Corp., Class A	134,817	5,039,459
Discovery Communications Inc., Class C *	64,335	3,763,597
Home Depot Inc./The	77,125	4,770,181
J.C. Penney Company Inc.	90,852	1,790,693
Lululemon Athletica Inc. *	24,685	1,881,738
Nielsen Holdings N.V. *	76,523	2,340,839
NIKE Inc.	56,918	2,936,969
Omnicom Group Inc.	79,720	3,982,811
Panera Bread Co., Class A *	28,003	4,447,716
priceline.com Inc. *	6,943	4,312,992
Starbucks Corp.	56,378	3,022,988
Tractor Supply Co.	18,405	1,626,266
Walt Disney Co./The	67,630	3,367,298
Yum! Brands Inc.	78,870	5,236,968

		57,767,440
Consumer Staples - 7.7%
Coca-Cola Co./The	236,890	8,587,262
Costco Wholesale Corp.	57,304	5,659,916
Diageo PLC, ADR	29,717	3,464,408
Hershey Co./The	31,875	2,302,013
PepsiCo Inc.	99,563	6,813,096

		26,826,695
Energy - 4.8%
Exxon Mobil Corp.	80,810	6,994,105
Schlumberger Ltd.	138,765	9,615,027

		16,609,132
Financials - 4.8%
Aon PLC	15,505	862,078
Brookfield Asset Management Inc., Class A	97,582	3,576,380
IntercontinentalExchange Inc. *	55,442	6,864,274
T Rowe Price Group Inc.	84,254	5,487,463

		16,790,195
Health Care - 10.5%
Allergan Inc.	38,628	3,543,347
Becton, Dickinson and Co.	31,965	2,499,343
Biogen Idec Inc. *	26,105	3,828,820
Celgene Corp. *	67,595	5,321,078
Cerner Corp. *	74,564	5,789,149
Eli Lilly & Co.	36,430	1,796,728
Johnson & Johnson	82,125	5,756,963
UnitedHealth Group Inc.	147,345	7,991,993

		36,527,421
	Shares	Value (Note 2)

Industrials - 11.9%
3M Co.	50,963	$4,731,915
Boeing Co./The	77,597	5,847,710
C.H. Robinson Worldwide Inc.	43,470	2,748,173
Copart Inc. *	72,802	2,147,659
Danaher Corp.	82,145	4,591,905
Emerson Electric Co.	87,988	4,659,844
Expeditors International of Washington Inc.	49,867	1,972,240
IHS Inc., Class A *	25,953	2,491,488
Roper Industries Inc.	37,893	4,224,312
United Parcel Service Inc., Class B	74,075	5,461,550
W.W. Grainger Inc.	11,825	2,393,025

		41,269,821
Information Technology - 33.1%
Communications Equipment - 2.8%
QUALCOMM Inc.	154,710	9,595,114

Computers & Peripherals - 8.6%
Apple Inc.	50,848	27,103,509
EMC Corp. *	109,275	2,764,658

		29,868,167
Electrical Equipment - 0.6%
Sensata Technologies Holding N.V. *	63,077	2,048,741

Internet Software & Services - 5.9%
Baidu Inc., ADR *	14,180	1,422,112
eBay Inc. *	79,935	4,078,284
Google Inc., Class A *	21,348	15,143,631

		20,644,027
IT Services - 3.9%
Accenture PLC, Class A	114,662	7,625,023
Visa Inc., Class A	38,321	5,808,697

		13,433,720
Semiconductors & Semiconductor Equipment - 2.3%
ASML Holding N.V.	48,040	3,094,256
Intel Corp.	234,915	4,846,297

		7,940,553
Software - 9.0%
MICROS Systems Inc. *	112,038	4,754,893
Microsoft Corp.	434,685	11,619,130
Nuance Communications Inc. *	228,411	5,098,133
Oracle Corp.	227,391	7,576,668
SAP AG, ADR	26,550	2,134,089

		31,182,913

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Large Cap Growth Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Materials - 4.1%
Ecolab Inc.	42,352	$3,045,109
International Flavors & Fragrances Inc.	58,145	3,868,968
Monsanto Co.	77,130	7,300,355

		14,214,432
Telecommunication Service - 1.8%
Verizon Communications Inc.	142,720	6,175,494

Total Common Stocks (Cost $259,589,772)		330,893,865
INVESTMENT COMPANIES - 4.3%
State Street Institutional U.S. Government Money Market Fund	15,071,048	15,071,048

Total Investment Companies (Cost $15,071,048)		15,071,048

TOTAL INVESTMENTS - 99.7% (Cost $274,660,820**)		345,964,913
NET OTHER ASSETS AND LIABILITIES - 0.3%		1,160,940

TOTAL NET ASSETS - 100.0%		$347,125,853

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $276,357,865.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Mid Cap Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 93.3%
Consumer Discretionary - 21.0%
Advance Auto Parts Inc.	91,899	$6,648,893
Bed Bath & Beyond Inc. *	186,786	10,443,205
CarMax Inc. *	298,482	11,205,014
Discovery Communications Inc., Class C *	126,266	7,386,561
Liberty Global Inc., Series C *	164,597	9,670,074
Omnicom Group Inc.	227,693	11,375,542
Tiffany & Co.	158,225	9,072,622
TJX Cos. Inc.	285,782	12,131,446

		77,933,357
Consumer Staples - 3.1%
Brown-Forman Corp., Class B	53,198	3,364,773
McCormick & Co. Inc.	128,511	8,164,304

		11,529,077
Energy - 7.3%
Ensco PLC, Class A	125,332	7,429,681
EOG Resources Inc.	45,949	5,550,180
Noble Corp.	172,962	6,022,537
World Fuel Services Corp.	192,203	7,912,997

		26,915,395
Financials - 23.1%
Arch Capital Group Ltd. *	223,394	9,833,804
Brookfield Asset Management Inc., Class A	408,688	14,978,415
Brown & Brown Inc.	283,468	7,217,095
Glacier Bancorp Inc.	369,276	5,432,050
Leucadia National Corp.	363,038	8,636,674
M&T Bank Corp.	99,109	9,759,263
Markel Corp. *	39,038	16,919,850
WR Berkley Corp.	337,337	12,731,099

		85,508,250
Health Care - 8.1%
DENTSPLY International Inc.	215,177	8,523,161
Laboratory Corp. of America Holdings *	136,204	11,797,990
Techne Corp.	140,314	9,589,059

		29,910,210
Industrials - 19.6%
C.H. Robinson Worldwide Inc.	206,960	13,084,011
Copart Inc. *	504,136	14,872,012
Expeditors International of Washington Inc.	240,205	9,500,108
IDEX Corp.	175,615	8,171,366
Jacobs Engineering Group Inc. *	182,189	7,755,786
Ritchie Bros Auctioneers Inc.	412,237	8,611,631
Wabtec Corp.	121,973	10,677,516

		72,672,430
	Shares	Value (Note 2)

Information Technology - 4.1%
Amphenol Corp., Class A	107,591	$66,961,138
MICROS Systems Inc. *	195,752	8,307,715

		15,268,853
Materials - 7.0%
Crown Holdings Inc. *	241,779	8,899,885
Ecolab Inc.	125,183	9,000,658
Valspar Corp.	125,518	7,832,323

		25,732,866

Total Common Stocks (Cost $263,047,742)		345,470,438
INVESTMENT COMPANIES - 7.0%
State Street Institutional U.S. Government Money Market Fund	26,049,776	26,049,776

Total Investment Companies (Cost $26,049,776)		26,049,776

TOTAL INVESTMENTS - 100.3% (Cost $289,097,518**)		371,520,214
NET OTHER ASSETS AND LIABILITIES - (0.3%)		(1,059,207)

TOTAL NET ASSETS - 100.0%		$370,461,007

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $289,340,679.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Small Cap Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 97.0%
Consumer Discretionary - 13.8%
Arbitron Inc.	7,040	$328,627
Ascena Retail Group Inc. *	10,720	198,213
Cato Corp./The, Class A	9,840	269,911
CEC Entertainment Inc.	6,020	199,804
Choice Hotels International Inc.	2,020	67,912
Fred’s Inc., Class A	11,800	157,058
Helen of Troy Ltd. *	7,110	237,403
Matthews International Corp., Class A	6,240	200,304
Stage Stores Inc.	7,910	196,010

		1,855,242
Consumer Staples - 1.9%
Casey’s General Stores Inc.	3,080	163,548
Post Holdings Inc. *	2,800	95,900

		259,448
Energy - 3.9%
Bristow Group Inc.	2,400	128,784
Halcon Resources Corp. *	7,341	50,800
Penn Virginia Corp.	5,070	22,358
Scorpio Tankers Inc. *	18,200	129,402
SEACOR Holdings Inc.	2,290	191,902

		523,246
Financials - 19.6%
AMERISAFE Inc. *	5,370	146,332
Ares Capital Corp.	3,763	65,853
Assured Guaranty Ltd.	7,700	109,571
Campus Crest Communities Inc., REIT	11,400	139,764
DiamondRock Hospitality Co., REIT	12,529	112,761
First Busey Corp.	21,607	100,473
First Midwest Bancorp Inc.	16,230	203,200
First Niagara Financial Group Inc.	15,507	122,971
Flushing Financial Corp.	7,981	122,429
Hancock Holding Co.	3,500	111,090
International Bancshares Corp.	11,150	201,257
Mack-Cali Realty Corp., REIT	3,600	93,996
MB Financial Inc.	6,330	125,017
Northwest Bancshares Inc.	17,180	208,565
Platinum Underwriters Holdings Ltd.	3,660	168,360
Primerica Inc.	7,000	210,070
Summit Hotel Properties Inc., REIT	11,200	106,400
Webster Financial Corp.	11,080	227,694
Westamerica Bancorporation	1,170	49,830

		2,625,633
	Shares	Value (Note 2)

Health Care - 10.8%
Allscripts Healthcare Solutions Inc. *	5,400	$50,868
Amsurg Corp. *	7,190	215,772
Charles River Laboratories International Inc. *	8,300	311,001
Corvel Corp. *	2,730	122,386
Haemonetics Corp. *	1,400	57,176
ICON PLC, ADR *	11,830	328,401
ICU Medical Inc. *	3,670	223,613
STERIS Corp.	4,000	138,920

		1,448,137
Industrials - 27.3%
Aerospace & Defense - 0.9%
Cubic Corp.	2,400	115,128

Air Freight & Logistics - 1.7%
Atlas Air Worldwide Holdings Inc. *	2,900	128,499
UTi Worldwide Inc.	7,800	104,520

		233,019
Commercial Services & Supplies - 6.2%
ACCO Brands Corp. *	25,840	189,665
G&K Services Inc., Class A	5,900	201,485
McGrath RentCorp	1,000	29,020
Standard Parking Corp. *	5,490	120,725
United Stationers Inc.	9,220	285,728

		826,623
Construction & Engineering - 0.3%
Sterling Construction Co. Inc. *	3,390	33,697

Electrical Equipment - 4.1%
Acuity Brands Inc.	1,810	122,591
Belden Inc.	9,430	424,256

		546,847
Industrial Conglomerates - 3.8%
Carlisle Cos. Inc.	8,750	514,150

Machinery - 5.7%
Albany International Corp., Class A	10,250	232,470
ESCO Technologies Inc.	5,790	216,604
Mueller Industries Inc.	6,300	315,189

		764,263
Marine - 1.8%
Kirby Corp. *	3,930	243,228

Road & Rail - 1.1%
Genesee & Wyoming Inc., Class A *	2,000	152,160

Trading Companies & Distributors - 1.7%
GATX Corp.	5,370	232,521

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Small Cap Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Information Technology - 7.9%
Coherent Inc.	2,470	$125,031
Diebold Inc.	5,370	164,376
Forrester Research Inc.	4,000	107,200
MAXIMUS Inc.	3,480	220,006
MTS Systems Corp.	3,730	189,969
Websense Inc. *	6,500	97,760
Zebra Technologies Corp., Class A *	4,000	157,120

		1,061,462
Materials - 7.6%
Aptargroup Inc.	3,720	177,518
Deltic Timber Corp.	2,480	175,138
Greif Inc., Class A	2,700	120,150
Innospec Inc.	4,600	158,654
Koppers Holdings Inc.	3,100	118,265
Sensient Technologies Corp.	2,800	99,568
Zep Inc.	11,740	169,526

		1,018,819
	Shares	Value (Note 2)

Utilities - 4.2%
Atmos Energy Corp.	4,250	$149,260
New Jersey Resources Corp.	1,470	58,241
UNS Energy Corp.	3,140	133,199
Westar Energy Inc.	4,190	119,918
WGL Holdings Inc.	2,560	100,326

		560,944

Total Common Stocks (Cost $9,726,642)		13,014,567
INVESTMENT COMPANIES - 3.7%
State Street Institutional U.S. Government Money Market Fund	496,276	496,276

Total Investment Companies (Cost $496,276)		496,276

TOTAL INVESTMENTS - 100.7% (Cost $10,222,918**)		13,510,843
NET OTHER ASSETS AND LIABILITIES - (0.7%)		(88,445)

TOTAL NET ASSETS - 100.0%		$13,422,398

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $10,324,427.
ADR	American Depository Receipt.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

International Stock Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 98.4%
Australia - 2.5%
James Hardie Industries PLC (A)	156,266	$1,511,750
Orica Ltd. (A)	32,178	846,170

		2,357,920
Belgium - 3.5%
Anheuser-Busch InBev N.V. (A)	37,741	3,298,134

Brazil - 1.6%
Anhanguera Educacional Participacoes S.A. (A)	41,900	715,818
Cielo S.A. (A)	28,035	784,978

		1,500,796
Canada - 2.8%
MacDonald Dettwiler & Associates Ltd.	2,600	146,271
Potash Corp. of Saskatchewan Inc.	27,200	1,106,923
Rogers Communications Inc.	30,700	1,393,799

		2,646,993
Finland - 1.3%
Sampo (A)	37,795	1,222,154

France - 9.8%
BNP Paribas S.A. (A)	31,917	1,799,070
Cie Generale de Geophysique - Veritas (A) *	32,979	993,941
Rexel S.A. (A)	52,783	1,078,551
Sanofi S.A. (A)	32,571	3,088,878
Technip S.A. (A)	10,646	1,225,666
Valeo S.A. (A)	21,801	1,105,450

		9,291,556
Germany - 9.8%
Bayer AG (A)	22,801	2,165,241
Bayerische Motoren Werke AG (A)	14,718	1,419,433
Merck KGaA (A)	15,289	2,017,199
RWE AG (A)	29,001	1,197,240
SAP AG (A)	21,745	1,741,916
ThyssenKrupp AG (A)	35,281	828,972

		9,370,001
Indonesia - 0.8%
Bank Mandiri Persero Tbk PT, ADR	93,300	782,227

Ireland - 0.8%
Ryanair Holdings PLC, ADR	21,900	750,732

Italy - 2.9%
Atlantia SpA (A)	67,122	1,217,393
Eni SpA (A)	64,298	1,586,202

		2,803,595
Japan - 15.3%
Asics Corp. (A)	87,090	1,326,803
Canon Inc. (A)	27,900	1,094,298
	Shares	Value (Note 2)

Daikin Industries Ltd. (A)	33,300	$1,144,203
Daito Trust Construction Co. Ltd. (A)	16,310	1,534,807
Don Quijote Co. Ltd. (A)	38,000	1,392,114
FANUC Corp. (A)	4,400	818,241
Komatsu Ltd. (A)	47,500	1,215,500
LIXIL Group Corp. (A)	66,000	1,469,749
Seven & I Holdings Co. Ltd. (A)	37,200	1,046,992
Softbank Corp. (A)	21,200	775,745
Sumitomo Mitsui Financial Group Inc. (A)	53,700	1,950,868
Yahoo! Japan Corp. (A)	2,521	815,970

		14,585,290
Mexico - 0.9%
Genomma Lab Internacional S.A.B. de C.V. *	416,700	856,204

Netherlands - 2.0%
ING Groep N.V. (A) *	196,350	1,877,635

New Zealand - 0.7%
Telecom Corp. of New Zealand Ltd. (A)	352,716	667,033

Philippines - 0.6%
BDO Unibank Inc. (A) *	301,150	535,027

Russia - 1.5%
Sberbank of Russia (A)	459,600	1,419,872

South Africa - 1.1%
Mediclinic International Ltd. (A)	158,599	1,026,517

South Korea - 2.5%
Hyundai Mobis (A)	4,232	1,147,831
Samsung Electronics Co. Ltd., GDR (A)	1,779	1,264,343

		2,412,174
Spain - 2.4%
Mediaset Espana Comunicacion S.A. (A)	177,783	1,224,209
Red Electrica Corp. S.A. (A)	22,173	1,095,514

		2,319,723
Sweden - 5.4%
Assa Abloy AB (A)	40,239	1,515,218
Getinge AB (A)	30,603	1,036,711
Sandvik AB (A)	87,345	1,403,855
Swedbank AB (A)	59,766	1,176,099

		5,131,883
Switzerland - 4.6%
Novartis AG (A)	52,425	3,319,106
Swatch Group AG/The (A)	1,965	1,011,257

		4,330,363
Thailand - 1.0%
Krung Thai Bank PCL	1,524,000	996,404

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

International Stock Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Turkey - 1.6%
KOC Holding AS (A)	114,302	$594,655
Turkcell Iletisim Hizmetleri AS (A) *	149,050	964,351

		1,559,006
United Kingdom - 23.0%
BG Group PLC (A)	47,335	793,726
BHP Billiton PLC (A)	77,044	2,707,288
British American Tobacco PLC (A)	37,033	1,876,463
Direct Line Insurance Group PLC (A) *	268,768	939,895
Informa PLC (A)	265,979	1,967,701
Petrofac Ltd. (A)	31,391	850,471
Prudential PLC (A)	133,057	1,856,582
Reed Elsevier PLC (A)	105,680	1,109,629
Rexam PLC (A)	295,403	2,075,835
Royal Dutch Shell PLC (A)	72,881	2,575,216
Signet Jewelers Ltd. (A)	11,682	616,058
Standard Chartered PLC (A)	64,810	1,642,847
Unilever PLC (A)	75,610	2,869,991

		21,881,702

Total Common Stocks (Cost $75,337,507)		93,622,941
INVESTMENT COMPANIES - 1.7%
State Street Institutional U.S. Government Money Market Fund	1,655,652	1,655,652

Total Investment Companies (Cost $1,655,652)		1,655,652

TOTAL INVESTMENTS - 100.1% (Cost $76,993,159**)		95,278,593
NET OTHER ASSETS AND LIABILITIES - (0.1%)		(96,488)

TOTAL NET ASSETS - 100.0%		$95,182,105

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $77,447,915.
(A)	Due to events that occurred between the close of the exchange on which this security is traded and that of the New York Stock Exchange, fair value was determined for this security using methods determined in good faith by or at the discretion of the Board of Trustees (see Note 2).
ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
PLC	Public Limited Company.

OTHER INFORMATION:	% of Net
Sector Concentration	Assets

Consumer Discretionary	14%
Consumer Staples	10%
Energy	8%
Financials	19%
Health Care	14%
Industrials	12%
Information Technology	6%
Materials	9%
Money Market Funds	2%
Telecommunication Services	4%
Utilities	2%
Net Other Assets and Liabilities	–

100%

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Madison Target Retirement 2020 Fund Portfolio of Investments

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 97.9%
Bond Funds - 52.0%
Baird Aggregate Bond Fund	369,017	$4,018,593
DoubleLine Total Return Bond Fund Class I	216,058	2,447,935
Franklin Floating Rate Daily Access Fund Advisor Class	575,643	5,255,616
iShares Barclays 20+ Year Treasury Bond Fund ETF	5,751	696,906
iShares Barclays TIPS Bond Fund ETF	713	86,565
Metropolitan West High Yield Bond Fund Class I	63,929	666,136
Metropolitan West Total Return Bond Fund Class I	404,091	4,400,547
PIMCO Investment Grade Corporate Bond Fund Institutional Class	180,033	2,001,963
PIMCO Total Return Fund Institutional Class	196,584	2,209,609
Vanguard Total Bond Market ETF	91,350	7,676,141

		29,460,011
Foreign Bond Funds - 2.8%
TCW Emerging Markets Income Fund Class I	167,032	1,556,737

Foreign Stock Funds - 8.6%
iShares MSCI EAFE Index Fund ETF	5,024	285,464
IVA Worldwide Fund Class I	83,219	1,323,184
Market Vectors Agribusiness ETF	5,386	284,165
Vanguard FTSE All-World ex-US ETF	49,577	2,268,148
WisdomTree Japan Hedged Equity Fund ETF	19,392	715,177

		4,876,138
	Shares	Value (Note 2)

Money Market Funds - 0.8%
State Street Institutional U.S. Government Money Market Fund	447,082	$447,082

Stock Funds - 33.7%
iShares Core S&P Mid-Cap ETF	19,762	2,009,795
iShares S&P 100 Index Fund ETF	41,765	2,701,360
iShares S&P Global Energy Sector Index Fund ETF	10,408	398,106
Schwab Fundamental U.S. Large Company Index Fund	360,026	3,866,676
SPDR S&P 500 ETF Trust	30,702	4,375,649
Vanguard Dividend Appreciation ETF	61,150	3,642,706
Vanguard Health Care ETF	12,887	923,611
Vanguard Information Technology ETF	16,570	1,145,153

		19,063,056

TOTAL INVESTMENTS - 97.9% (Cost $52,904,034**)		55,403,024
NET OTHER ASSETS AND LIABILITIES - 2.1%		1,204,266

TOTAL NET ASSETS - 100.0%		$56,607,290

**	Aggregate cost for Federal tax purposes was $53,405,823.
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Madison Target Retirement 2030 Fund Portfolio of Investments

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 100.0%
Bond Funds - 35.6%
Baird Aggregate Bond Fund	339,027	$3,691,999
DoubleLine Total Return Bond Fund Class I	217,762	2,467,239
Franklin Floating Rate Daily Access Fund Advisor Class	609,190	5,561,909
iShares Barclays 20+ Year Treasury Bond Fund ETF	6,862	831,537
iShares Barclays TIPS Bond Fund ETF	840	101,984
Metropolitan West High Yield Bond Fund Class I	46,448	483,993
Metropolitan West Total Return Bond Fund Class I	396,481	4,317,676
PIMCO Investment Grade Corporate Bond Fund Institutional Class	148,966	1,656,507
PIMCO Total Return Fund Institutional Class	160,021	1,798,641
Vanguard Total Bond Market ETF	39,541	3,322,630

		24,234,115
Foreign Bond Funds - 2.7%
TCW Emerging Markets Income Fund Class I	197,875	1,844,199

Foreign Stock Funds - 11.8%
iShares MSCI EAFE Index Fund ETF	5,952	338,193
IVA Worldwide Fund Class I	126,932	2,018,213
Market Vectors Agribusiness ETF	6,492	342,518
Vanguard FTSE All-World ex-US ETF	93,601	4,282,246
WisdomTree Japan Hedged Equity Fund ETF	27,688	1,021,133

		8,002,303
	Shares	Value (Note 2)

Money Market Funds - 1.4%
State Street Institutional U.S. Government Money Market Fund	938,288	$938,288

Stock Funds - 48.5%
iShares Core S&P Mid-Cap ETF	34,606	3,519,430
iShares S&P 100 Index Fund ETF	81,641	5,280,540
iShares S&P Global Energy Sector Index Fund ETF	21,335	816,064
Schwab Fundamental U.S. Large Company Index Fund	651,338	6,995,374
SPDR S&P 500 ETF Trust	56,307	8,024,874
Vanguard Dividend Appreciation ETF	82,516	4,915,478
Vanguard Health Care ETF	20,439	1,464,863
Vanguard Information Technology ETF	28,210	1,949,593

		32,966,216

TOTAL INVESTMENTS - 100.0% (Cost $64,617,960**)		67,985,121
NET OTHER ASSETS AND LIABILITIES - 0.0%		24,346

TOTAL NET ASSETS - 100.0%		$68,009,467

**	Aggregate cost for Federal tax purposes was $65,295,958.
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Madison Target Retirement 2040 Fund Portfolio of Investments

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 99.8%
Bond Funds - 25.4%
Baird Aggregate Bond Fund	181,074	$1,971,892
DoubleLine Total Return Bond Fund Class I	134,557	1,524,527
Franklin Floating Rate Daily Access Fund Advisor Class	376,239	3,435,065
iShares Barclays 20+ Year Treasury Bond Fund ETF	4,957	600,689
iShares Barclays TIPS Bond Fund ETF	605	73,453
Metropolitan West Total Return Bond Fund Class I	219,530	2,390,684
PIMCO Investment Grade Corporate Bond Fund Institutional Class	70,097	779,481
PIMCO Total Return Fund Institutional Class	61,532	691,618
Vanguard Total Bond Market ETF	12,404	1,042,308

		12,509,717
Foreign Bond Funds - 1.9%
TCW Emerging Markets Income Fund Class I	104,262	971,725

Foreign Stock Funds - 15.3%
iShares MSCI EAFE Index Fund ETF	5,156	292,964
IVA Worldwide Fund Class I	122,882	1,953,817
Market Vectors Agribusiness ETF	5,597	295,298
Market Vectors Gold Miners ETF	5,314	246,516
Vanguard FTSE All-World ex-US ETF	83,149	3,804,067
WisdomTree Japan Hedged Equity Fund ETF	25,300	933,064

		7,525,726
	Shares	Value (Note 2)

Money Market Funds - 1.4%
State Street Institutional U.S. Government Money Market Fund	666,826	$666,826

Stock Funds - 55.8%
iShares Core S&P Mid-Cap ETF	31,868	3,240,976
iShares S&P 100 Index Fund ETF	70,011	4,528,312
iShares S&P Global Energy Sector Index Fund ETF	19,525	746,831
Schwab Fundamental U.S. Large Company Index Fund	540,235	5,802,124
SPDR S&P 500 ETF Trust	46,672	6,651,693
Vanguard Dividend Appreciation ETF	62,557	3,726,521
Vanguard Health Care ETF	17,087	1,224,625
Vanguard Information Technology ETF	22,776	1,574,049

		27,495,131

TOTAL INVESTMENTS - 99.8% (Cost $46,606,039**)		49,169,125
NET OTHER ASSETS AND LIABILITIES - 0.2%		99,505

TOTAL NET ASSETS - 100.0%		$49,268,630

**	Aggregate cost for Federal tax purposes was $47,149,568.
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Madison Target Retirement 2050 Fund Portfolio of Investments

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 99.8%
Bond Funds - 15.3%
Baird Aggregate Bond Fund	12,244	$133,336
DoubleLine Total Return Bond Fund Class I	12,736	144,293
Franklin Floating Rate Daily Access Fund Advisor Class	39,757	362,978
iShares Barclays 20+ Year Treasury Bond Fund ETF	728	88,219
Metropolitan West Total Return Bond Fund Class I	17,891	194,831
PIMCO Investment Grade Corporate Bond Fund Institutional Class	4,065	45,205
Vanguard Total Bond Market ETF	1,491	125,289

		1,094,151
Foreign Bond Funds - 1.5%
TCW Emerging Markets Income Fund Class I	11,336	105,652

Foreign Stock Funds - 18.4%
iShares MSCI EAFE Index Fund ETF	744	42,274
IVA Worldwide Fund Class I	22,288	354,383
Market Vectors Agribusiness ETF	1,348	71,121
Market Vectors Gold Miners ETF	770	35,720
Vanguard FTSE All-World ex-U.S. ETF	12,075	552,431
WisdomTree Japan Hedged Equity Fund ETF	7,176	264,651

		1,320,580
	Shares	Value (Note 2)

Money Market Funds - 1.8%
State Street Institutional U.S. Government Money Market Fund	131,941	$131,941

Stock Funds - 62.8%
iShares Core S&P Mid-Cap ETF	5,096	518,263
iShares Core S&P Small-Cap ETF	768	60,065
iShares S&P 100 Index Fund ETF	10,359	670,020
iShares S&P Global Energy Sector Index Fund ETF	3,700	141,525
Schwab Fundamental U.S. Large Company Index Fund	102,037	1,095,881
SPDR S&P 500 ETF Trust	6,723	958,162
Vanguard Dividend Appreciation ETF	10,840	645,739
Vanguard Health Care ETF	2,338	167,565
Vanguard Information Technology ETF	3,453	238,637

		4,495,857

TOTAL INVESTMENTS - 99.8% (Cost $6,831,788**)		7,148,181
NET OTHER ASSETS AND LIABILITIES - 0.2%		11,901

TOTAL NET ASSETS - 100.0%		$7,160,082

**	Aggregate cost for Federal tax purposes was $6,904,344.
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Statements of Assets and Liabilities as of December 31, 2012

	Conservative	Moderate	Aggressive	Money
	Allocation	Allocation	Allocation	Market
	Fund	Fund	Fund	Fund

Assets:
Investments in securities, at cost
Unaffiliated issuers	$118,362,775	$177,195,734	$68,291,152	$50,111,524
Affiliated issuers[1]	104,001,413	174,129,144	59,390,755	–
Net unrealized appreciation
Unaffiliated issuers	2,763,309	5,871,645	2,351,251	–
Affiliated issuers[1]	12,826,780	33,098,953	14,389,198	–

Total investments at value	237,954,277	390,295,476	144,422,356	50,111,524
Foreign currency (cost of $185,201)(Note 2)	–	–	–	–
Receivables:
Investments sold	120,911	4,870,131	976,622	–
Fund shares sold	135,945	463,231	290,729	82,196
Dividends and interest	2,648,259	4,844,792	1,920,871	193,595
Due from Adviser	–	–	–	13,379
Other assets	–	–	–	–

Total assets	240,859,392	400,473,630	147,610,578	50,400,694

Liabilities:
Payables:
Investments purchased	2,495,564	7,152,657	2,887,690	–
Fund shares repurchased	65,340	134,349	2,456	55,151
Auditor fees	12,471	21,081	7,991	2,841
Management fees	60,336	99,753	36,610	18,722
Distribution fees – Class II	9,058	7,315	412	303
Accrued expenses and other payables	16	2	–	–

Total liabilities	2,642,785	7,415,157	2,935,159	77,017

Net assets applicable to outstanding capital stock	$238,216,607	$393,058,473	$144,675,419	$50,323,677

Net assets consist of:
Paid-in capital	$227,033,525	$398,191,534	$143,020,596	$50,323,677
Accumulated undistributed net investment income	–	–	–	–
Accumulated net realized loss on investments sold and foreign currency related
transactions	(4,407,007)	(44,103,659)	(15,085,626)	–
Net unrealized appreciation of investments (including appreciation of foreign
currency related transactions)	15,590,089	38,970,598	16,740,449	–

Net Assets	$238,216,607	$393,058,473	$144,675,419	$50,323,677

Class I Shares:
Net Assets	$195,525,680	$358,485,606	$142,754,683	$48,647,940
Shares of beneficial interest outstanding	18,705,307	35,475,778	14,634,543	48,647,940
Net Asset Value and redemption price per share	$10.45	$10.11	$9.75	$1.00

Class II Shares:
Net Assets	$42,690,927	$34,572,867	$1,920,736	$1,675,737
Shares of beneficial interest outstanding	4,092,439	3,429,909	197,521	1,675,737
Net Asset Value and redemption price per share	$10.43	$10.08	$9.72	$1.00

1 See Note 10 for information on affiliated issuers.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Statements of Assets and Liabilities as of December 31, 2012

	High	Diversified	Large Cap	Large Cap
Bond	Income	Income	Value	Growth	Mid Cap	Small Cap	International
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Stock Fund

$353,513,467	$63,119,017	$337,039,351	$419,444,600	$274,660,820	$289,097,518	$10,222,918	$76,993,159
–	–	–	–	–	–	–	–
33,283,501	3,103,784	55,546,546	81,872,571	71,304,093	82,422,696	3,287,925	18,285,434
–	–	–	–	–	–	–	–

386,796,968	66,222,801	392,585,897	501,317,171	345,964,913	371,520,214	13,510,843	95,278,593
–	–	–	–	–	–	–	185,567
–	–	–	4,137,872	2,024,186	1,757,905	–	–
611,992	13,836	86,739	114,253	97,313	123,156	191	35,551
3,047,855	1,051,342	1,749,928	515,769	147,851	119,606	6,424	58,226
–	–	–	–	–	–	–	–
–	–	–	–	4,285	–	–	133,211

390,456,815	67,287,979	394,422,564	506,085,065	348,238,548	373,520,881	13,517,458	95,691,148

–	–	–	3,398,326	–	2,063,735	77,673	239,999
450,252	139,143	227,471	1,933,656	845,518	690,065	4,098	154,160
22,894	5,146	21,994	25,231	19,257	18,910	685	5,409
182,280	42,669	235,203	257,479	241,733	284,209	12,297	96,027
10,465	1,420	7,407	1,246	6,187	2,955	307	3,823
–	–	–	–	–	–	–	9,625

665,891	188,378	492,075	5,615,938	1,112,695	3,059,874	95,060	509,043

$389,790,924	$67,099,601	$393,930,489	$500,469,127	$347,125,853	$370,461,007	$13,422,398	$95,182,105

$368,713,364	$72,302,752	$363,916,417	$491,526,158	$289,028,728	$349,634,957	$11,152,204	$111,826,657
215,795	206,043	215,755	210,348	51,752	22,758	–	14,030
(12,421,736)	(8,512,978)	(25,748,229)	(73,139,950)	(13,258,720)	(61,619,404)	(1,017,731)	(34,944,499)
33,283,501	3,103,784	55,546,546	81,872,571	71,304,093	82,422,696	3,287,925	18,285,917

$389,790,924	$67,099,601	$393,930,489	$500,469,127	$347,125,853	$370,461,007	$13,422,398	$95,182,105

$340,335,203	$60,362,209	$359,022,419	$494,587,388	$318,024,367	$356,534,317	$11,936,476	$76,919,053
32,251,636	6,444,757	19,626,542	18,235,984	13,200,004	20,861,534	968,498	7,135,995
$10.55	$9.37	$18.29	$27.12	$24.09	$17.09	$12.32	$10.78

$49,455,721	$6,737,392	$34,908,070	$5,881,739	$29,101,486	$13,926,690	$1,485,922	$18,263,052
4,691,955	718,806	1,911,452	217,446	1,211,637	817,023	120,953	1,697,354
$10.54	$9.37	$18.26	$27.05	$24.02	$17.05	$12.29	$10.76

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Statements of Assets and Liabilities as of December 31, 2012

	Madison	Madison	Madison	Madison
	Target	Target	Target	Target
	Retirement	Retirement	Retirement	Retirement
	2020 Fund	2030 Fund	2040 Fund	2050 Fund

Assets:
Investments in securities, at cost
Unaffiliated issuers	$52,904,034	$64,617,960	$46,606,039	$6,831,788
Net unrealized appreciation
Unaffiliated issuers	2,498,990	3,367,161	2,563,086	316,393

Total investments at value	55,403,024	67,985,121	49,169,125	7,148,181
Cash	38,953	18,839	5,763	672
Receivables:
Investments sold	2,154,968	701,789	611,902	103,401
Fund shares sold	128,369	194,823	206,868	69,241
Dividends and interest	170,958	192,513	118,249	12,653

Total assets	57,896,272	69,093,085	50,111,907	7,334,148

Liabilities:
Payables:
Investments purchased	1,274,537	1,034,496	822,729	167,143
Fund shares repurchased	195	32,134	8,283	5,197
Management fees	11,873	14,155	10,220	1,438
Service agreement fees	2,377	2,833	2,045	288

Total liabilities	1,288,982	1,083,618	843,277	174,066

Net assets applicable to outstanding capital stock	$56,607,290	$68,009,467	$49,268,630	$7,160,082

Net assets consist of:
Paid-in capital	$54,484,227	$65,239,542	$47,180,500	$6,908,840
Accumulated undistributed net investment income	–	–	–	–
Accumulated net realized loss on investments sold and foreign currency related
transactions	(375,927)	(597,236)	(474,956)	(65,151)
Net unrealized appreciation of investments (including appreciation of foreign
currency related transactions)	2,498,990	3,367,161	2,563,086	316,393

Net Assets	$56,607,290	$68,009,467	$49,268,630	$7,160,082

Class I Shares:
Net Assets	$56,607,290	$68,009,467	$49,268,630	$7,160,082
Shares of beneficial interest outstanding	6,810,862	8,462,795	6,476,739	670,081
Net Asset Value and redemption price per share	$8.31	$8.04	$7.61	$10.69

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Statements of Operations for the Period Ended December 31, 2012

	Conservative	Moderate	Aggressive	Money
	Allocation	Allocation	Allocation	Market
	Fund	Fund	Fund	Fund

Investment Income:
Interest	$503	$719	$395	$59,193
Dividends
Unaffiliated issuers	4,303,920	5,895,764	1,755,094	–
Affiliated issuers[1]	2,944,763	4,454,779	1,231,850	–
Less: Foreign taxes withheld	–	–	–	–

Total investment income	7,249,186	10,351,262	2,987,339	59,193

Expenses:
Management fees	703,713	1,181,297	424,625	246,548
Audit fees	21,471	36,081	12,991	4,841
Trustees’ fees	11,516	19,458	6,913	2,941
Distribution fees – Class II	107,863	89,493	4,762	2,248
Other expenses	–	269	215	12

Total expenses before reimbursement/waiver	844,563	1,326,598	449,506	256,590
Less reimbursement/waiver[2]	–	–	–	(197,397)

Total expenses net of reimbursement/waiver	844,563	1,326,598	449,506	59,193

Net Investment Income	6,404,623	9,024,664	2,537,833	–
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)[3]
Unaffiliated issuers	(651,093)	2,753,203	602,131	–
Affiliated issuers[1]	3,265,237	3,497,666	2,891,351	–
Capital gain distributions received from underlying funds
Unaffiliated issuers	1,513,238	1,490,305	362,318	–
Affiliated issuers[1]	1,827,008	3,216,468	1,324,017	–
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)[4]
Unaffiliated issuers	6,387,515	8,358,573	3,363,010	–
Affiliated issuers[1]	1,232,500	10,811,706	3,985,407	–

Net Realized and Unrealized Gain on Investments	13,574,405	30,127,921	12,528,234	–

Net Increase in Net Assets from Operations	$19,979,028	$39,152,585	$15,066,067	$–

[1]	See Note 10 for information on affiliated issuers.
[2]	Waiver includes management fees of $195,149, and distribution fees of $2,248, for the Money Market Fund.
[3]	Includes foreign capital gains taxes paid of $16,623 for the International Stock Fund.
[4]	Net of change in deferred foreign capital gains taxes of $9,625 for the International Stock Fund.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Statements of Operations for the Period Ended December 31, 2012

		High	Diversified	Large Cap
	Bond	Income	Income	Value
	Fund	Fund	Fund	Fund

Investment Income:
Interest	$15,310,482	$6,145,623	$6,638,082	$ 5,807
Dividends
Unaffiliated issuers	–	17,438	7,115,032	13,745,217
Affiliated issuers[1]	–	–	–	–
Less: Foreign taxes withheld	–	–	(33,689)	(94,811)

Total investment income	15,310,482	6,163,061	13,719,425	13,656,213

Expenses:
Management fees	2,278,703	654,589	2,822,232	3,079,980
Audit fees	37,894	8,146	36,994	47,433
Trustees’ fees	20,960	4,544	19,947	25,119
Distribution fees – Class II	123,329	16,179	82,765	14,717
Service agreement fees[4]	–	–	–	–
Other expenses	6	42	3	–

Total expenses before reimbursement/waiver	2,460,892	683,500	2,961,941	3,167,249
Less reimbursement/waiver	–	–	–	–

Total expenses net of reimbursement/waiver	2,460,892	683,500	2,961,941	3,167,249

Net Investment Income	12,849,590	5,479,561	10,757,484	10,488,964
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)[2]
Unaffiliated issuers	255,801	3,222,281	6,819,611	22,534,576
Affiliated issuers[1]	–	–	–	–
Capital gain distributions received from underlying funds
Unaffiliated issuers	–	–	–	–
Affiliated issuers[1]	–	–	–	–
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)[3]
Unaffiliated issuers	(41,918)	860,384	14,057,412	24,248,240
Affiliated issuers[1]	–	–	–	–

Net Realized and Unrealized Gain on Investments	213,883	4,082,665	20,877,023	46,782,816

Net Increase in Net Assets from Operations	$13,063,473	$9,562,226	$31,634,507	$57,271,780

[1]	See Note 10 for information on affiliated issuers.
[2]	Includes foreign capital gains taxes paid of $16,623 for the International Stock Fund.
[3]	Net of change in deferred foreign capital gains taxes of $9,625 for the International Stock Fund.
[4]	See Note 3 for information on service agreement fees.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Statements of Operations for the Period Ended December 31, 2012

				Madison	Madison	Madison	Madison
Large Cap				Target	Target	Target	Target
Growth	Mid Cap	Small Cap	International	Retirement	Retirement	Retirement	Retirement
Fund	Fund	Fund	Stock Fund	2020 Fund	2030 Fund	2040 Fund	2050 Fund

$3,592	$6,358	$101	$6,274	$151	$188	$143	$25
5,860,990	4,603,125	305,845	2,950,833	1,580,007	1,790,411	1,237,285	141,743
–	–	–	–	–	–	–	–
(28,963)	(71,212)	–	(246,069)	–	–	–	–

5,835,619	4,538,271	305,946	2,711,038	1,580,158	1,790,599	1,237,428	141,768

2,973,834	3,354,279	143,011	1,103,516	120,883	142,264	104,554	11,023
34,257	33,910	1,185	8,409	–	–	–	–
18,537	18,589	646	4,520	–	–	–	–
73,275	34,711	3,615	42,259	–	–	–	–
–	–	–	–	24,176	28,453	20,911	2,205
2,103	–	67	232	539	553	482	15

3,102,006	3,441,489	148,524	1,158,936	–	–	–	–
–	–	–	–	–	–	–	–

3,102,006	3,441,489	148,524	1,158,936	145,598	171,270	125,947	13,243

2,733,613	1,096,782	157,422	1,552,102	1,434,560	1,619,329	1,111,481	128,525
5,568,234	12,645,399	585,925	2,784,165	(182,476)	(112,211)	(25,695)	(12,307)
–	–	–	–	–	–	–	–
				–	–	–	–
–	–	–	–	347,650	315,166	166,574	13,840
–	–	–	–	–	–	–	–
31,642,311	42,480,016	1,117,532	13,554,327	2,879,364	3,982,918	3,160,888	333,215
–	–	–	–	–	–	–	–

37,210,545	55,125,415	1,703,457	16,338,492	3,044,538	4,185,873	3,301,767	334,748

$39,944,158	$56,222,197	$1,860,879	$17,890,594	$4,479,098	$5,805,202	$4,413,248	$? 463,273

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Statements of Changes in Net Assets

	Conservative Allocation Fund		Moderate Allocation Fund

Year Ended December 31,	2012	2011	2012	2011

Net Assets at beginning of period	$227,634,129	$231,082,035	$382,606,027	$384,260,026
Increase (decrease) in net assets from operations:
Net investment income	6,404,623	6,421,140	9,024,664	7,973,809
Net realized gain on investment transactions	5,954,390	1,603,964	10,957,642	4,470,788
Net change in unrealized appreciation (depreciation) on investments transactions	7,620,015	(1,101,366)	19,170,279	(4,681,805)

Net increase in net assets from operations	19,979,028	6,923,738	39,152,585	7,762,792
Distributions to shareholders from:
Net investment income
Class I	(7,226,155)	(6,348,062)	(10,646,775)	(9,241,042)
Class II	(1,526,152)	(1,388,479)	(985,020)	(885,425)
Return of Capital
Class I	–	(127,373)	–	–
Class II	–	(28,768)	–	–

Total distributions	(8,752,307)	(7,892,682)	(11,631,795)	(10,126,467)

Capital Stock transactions:
Class I Shares
Shares sold	36,406,472	20,354,867	45,709,365	23,367,824
Issued to shareholders in reinvestment of distributions	7,226,139	6,475,435	10,646,773	9,241,042
Shares redeemed	(41,688,374)	(37,440,903)	(69,665,565)	(36,466,538)

Net increase (decrease) in net assets from capital stock transactions	1,944,237	(10,610,601)	(13,309,427)	(3,857,672)

Class II Shares
Shares sold	1,950,081	9,767,995	1,099,583	6,691,106
Issued to shareholders in reinvestment of distributions	1,526,152	1,417,247	985,020	885,425
Shares redeemed	(6,064,713)	(3,053,604)	(5,843,520)	(3,009,183)

Net increase (decrease) in net assets from capital stock transactions	(2,588,480)	8,131,638	(3,758,917)	4,567,348

Total increase (decrease) from capital stock transactions	(644,243)	(2,478,963)	(17,068,344)	709,676

Total increase (decrease) in net assets	10,582,478	(3,447,906)	10,452,446	(1,653,999)

Net Assets at end of period	$238,216,607	$227,634,129	$393,058,473	$382,606,027

Undistributed net investment income (loss) included in net assets	$–	$–	$–	$–
Capital Share transactions:
Class I Shares
Shares sold	3,483,197	1,989,887	4,586,565	2,426,221
Issued to shareholders in reinvestment of distributions	691,344	649,610	1,053,646	980,151
Shares redeemed	(3,985,882)	(3,674,546)	(6,964,923)	(3,768,817)

Net increase (decrease) from capital share transactions	188,659	(1,035,049)	(1,324,712)	(362,445)

Class II Shares
Shares sold	187,427	955,023	112,305	685,655
Issued to shareholders in reinvestment of distributions	146,308	142,423	97,726	94,103
Shares redeemed	(582,367)	(298,720)	(592,373)	(313,358)

Net increase (decrease) from capital share transactions	(248,632)	798,726	(382,342)	466,400

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Statements of Changes in Net Assets

Aggressive Allocation Fund		Money Market Fund		Bond Fund		High Income Fund

2012	2011	2012	2011	2012	2011	2012	2011

$134,360,528	$127,694,004	$62,660,366	$70,211,054	$425,099,202	$465,248,826	$92,675,282	$99,838,101

2,537,833	1,663,434	–	–	12,849,590	15,963,320	5,479,561	6,540,601
5,179,817	3,126,456	–	–	255,801	1,004,732	3,222,281	1,733,903
7,348,417	(4,143,997)	–	–	(41,918)	11,605,808	860,384	(3,502,188)

15,066,067	645,893	–	–	13,063,473	28,573,860	9,562,226	4,772,316
(3,193,957)	(2,322,867)	–	–	(11,250,243)	(14,079,587)	(5,116,320)	(6,211,217)
(39,884)	(28,384)	–	–	(1,526,409)	(1,752,712)	(542,703)	(428,405)
–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–

(3,233,841)	(2,351,251)	–	–	(12,776,652)	(15,832,299)	(5,659,023)	(6,639,622)

30,425,398	16,814,313	15,456,536	26,296,004	80,281,951	32,933,180	6,340,313	3,676,230
3,193,957	2,322,867	–	–	11,250,243	14,079,587	5,116,320	6,211,217
(35,113,393)	(11,163,455)	(28,490,349)	(34,247,892)	(126,901,735)	(112,759,403)	(41,331,439)	(17,304,019)

(1,494,038)	7,973,725	(13,033,813)	(7,951,888)	(35,369,541)	(65,746,636)	(29,874,806)	(7,416,572)

103,181	467,480	2,213,981	2,272,356	3,009,622	12,844,910	356,009	1,915,219
39,884	28,384	–	–	1,526,409	1,752,712	542,703	428,405
(166,362)	(97,707)	(1,516,857)	(1,871,156)	(4,761,589)	(1,742,169)	(502,790)	(222,564)

(23,297)	398,157	697,124	401,200	(225,558)	12,855,453	395,922	2,121,060

(1,517,335)	8,371,882	(12,336,689)	(7,550,688)	(35,595,099)	(52,891,183)	(29,478,884)	(5,295,512)

10,314,891	6,666,524	(12,336,689)	(7,550,688)	(35,308,278)	(40,149,624)	(25,575,681)	(7,162,819)

$144,675,419	$134,360,528	$50,323,677	$62,660,366	$389,790,924	$425,099,202	$67,099,601	$92,675,282

$ –	$ –	$–	$–	$215,795	$270,176	$206,043	$118,232
3,188,342	1,829,853	15,456,536	26,296,004	7,495,349	3,144,908	651,888	380,515
327,438	259,040	–	–	1,064,171	1,333,622	545,827	675,860
(3,674,003)	(1,205,025)	(28,490,349)	(34,247,892)	(11,809,745)	(10,714,251)	(4,170,438)	(1,786,259)

(158,223)	883,868	(13,033,813)	(7,951,888)	(3,250,225)	(6,235,721)	(2,972,723)	(729,884)

10,752	49,960	2,213,981	2,272,356	279,678	1,232,926	36,572	197,713
4,102	3,173	–	–	144,622	166,154	57,879	46,641
(16,989)	(10,546)	(1,516,857)	(1,871,156)	(444,157)	(163,213)	(51,896)	(23,060)

(2,135)	42,587	697,124	401,200	(19,857)	1,235,867	42,555	221,294

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Statements of Changes in Net Assets

	Diversified Income Fund		Large Cap Value Fund

Year Ended December 31,	2012	2011	2012	2011

Net Assets at beginning of period	$403,211,434	$407,017,583	$491,674,493	$530,247,917
Increase (decrease) in net assets from operations:
Net investment income	10,757,484	11,868,731	10,488,964	10,296,797
Net realized gain on investments transactions	6,819,611	16,259,876	22,534,576	31,920,133
Net change in unrealized appreciation (depreciation) on investments transactions	14,057,412	2,343,286	24,248,240	(5,336,866)

Net increase (decrease) in net assets from operations	31,634,507	30,471,893	57,271,780	36,880,064
Distributions to shareholders from:
Net investment income
Class I	(9,820,039)	(11,046,222)	(10,356,142)	(10,095,971)
Class II	(889,234)	(837,747)	(112,931)	(109,873)

Total distributions	(10,709,273)	(11,883,969)	(10,469,073)	(10,205,844)

Capital Stock transactions:
Class I Shares
Shares sold	33,291,125	8,647,928	69,507,711	13,848,340
Issued to shareholders in reinvestment of distributions	9,820,039	11,046,222	10,356,143	10,095,971
Shares redeemed	(76,259,090)	(48,976,196)	(117,526,447)	(89,269,316)

Net decrease in net assets from capital stock transactions	(33,147,926)	(29,282,046)	(37,662,593)	(65,325,005)

Class II Shares
Shares sold	5,148,640	8,977,582	224,114	544,221
Issued to shareholders in reinvestment of distributions	889,234	837,747	112,931	109,873
Shares redeemed	(3,096,127)	(2,927,356)	(682,525)	(576,733)

Net increase (decrease) in net assets from capital stock transactions	2,941,747	6,887,973	(345,480)	77,361

Total net decrease from capital stock transactions	(30,206,179)	(22,394,073)	(38,008,073)	(65,247,644)

Total increase (decrease) in net assets	(9,280,945)	(3,806,149)	8,794,634	(38,573,424)

Net Assets at end of period	$393,930,489	$403,211,434	$500,469,127	$491,674,493

Undistributed net investment income (loss) included in net assets	$215,755	$207,484	$210,348	$190,026
Capital Share transactions:
Class I Shares
Shares sold	1,813,514	502,323	2,587,667	559,931
Issued to shareholders in reinvestment of distributions	539,704	634,293	386,381	405,964
Shares redeemed	(4,167,601)	(2,847,528)	(4,353,429)	(3,629,634)

Net decrease from capital share transactions	(1,814,383)	(1,710,912)	(1,379,381)	(2,663,739)

Class II Shares
Shares sold	284,063	526,321	8,317	22,164
Issued to shareholders in reinvestment of distributions	48,943	48,142	4,222	4,426
Shares redeemed	(169,225)	(170,150)	(25,462)	(23,662)

Net increase (decrease) from capital share transactions	163,781	404,313	(12,923)	2,928

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Statements of Changes in Net Assets

Large Cap Growth Fund		Mid Cap Fund		Small Cap Fund		International Stock Fund

2012	2011	2012	2011	2012	2011	2012	2011

$358,620,849	$395,446,443	$365,102,889	$397,169,596	$12,661,690	$13,097,057	$88,163,466	$105,304,241
2,733,613	872,256	1,096,782	602,185	157,422	50,950	1,552,102	1,855,913
5,568,234	39,422,276	12,645,399	36,438,566	585,925	357,045	2,784,165	3,479,732
31,642,311	(44,255,836)	42,480,016	(19,534,163)	1,117,532	(368,723)	13,554,327	(12,765,450)

39,944,158	(3,961,304)	56,222,197	17,506,588	1,860,879	39,272	17,890,594	(7,429,805)
(2,515,455)	(861,866)	(1,067,719)	(687,090)	(139,045)	(45,846)	(1,223,367)	(1,510,650)
(189,383)	(31,319)	(22,229)	(4,200)	(15,378)	(3,723)	(263,629)	(291,401)

(2,704,838)	(893,185)	(1,089,948)	(691,290)	(154,423)	(49,569)	(1,486,996)	(1,802,051)

51,759,146	11,740,628	46,160,581	14,847,888	567,964	1,567,954	6,139,330	3,327,511
2,515,455	861,866	1,067,719	687,090	139,045	45,846	1,223,367	1,510,650
(101,706,126)	(51,986,645)	(95,640,480)	(65,250,198)	(1,550,153)	(2,049,990)	(16,609,228)	(16,569,485)

(47,431,525)	(39,384,151)	(48,412,180)	(49,715,220)	(843,144)	(436,190)	(9,246,531)	(11,731,324)

1,039,287	8,340,118	205,290	1,744,989	28,404	290,607	867,658	4,073,516
189,383	31,319	22,229	4,200	15,378	3,723	263,629	291,401
(2,531,461)	(958,391)	(1,589,470)	(915,974)	(146,386)	(283,210)	(1,269,715)	(542,512)

(1,302,791)	7,413,046	(1,361,951)	833,215	(102,604)	11,120	(138,428)	3,822,405

(48,734,316)	(31,971,105)	(49,774,131)	(48,882,005)	(945,748)	(425,070)	(9,384,959)	(7,908,919)

(11,494,996)	(36,825,594)	5,358,118	(32,066,707)	760,708	(435,367)	7,018,639	(17,140,775)

$347,125,853	$358,620,849	$370,461,007	$365,102,889	$13,422,398	$12,661,690	$95,182,105	$88,163,466

$51,752	$23,005	$22,758	$15,924	$–	$–	$14,030	$(78)
2,172,455	521,785	2,819,510	993,405	49,083	142,303	624,736	332,788
106,135	39,349	63,373	46,410	11,463	4,205	114,510	167,339
(4,235,335)	(2,310,549)	(5,878,665)	(4,419,911)	(133,951)	(193,625)	(1,660,974)	(1,658,271)

(1,956,745)	(1,749,415)	(2,995,782)	(3,380,096)	(73,405)	(47,117)	(921,728)	(1,158,144)

44,301	368,460	12,749	117,974	2,393	26,862	91,269	403,814
8,013	1,433	1,321	284	1,272	342	24,683	32,404
(106,446)	(43,744)	(98,269)	(62,644)	(12,565)	(26,457)	(126,337)	(54,302)

(54,132)	326,149	(84,199)	55,614	(8,900)	747	(10,385)	381,916

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Statements of Changes in Net Assets

	Madison Target		Madison Target
	Retirement 2020 Fund		Retirement 2030 Fund

Year Ended December 31,	2012	2011	2012	2011

Net Assets at beginning of period	$39,580,036	$27,647,785	$45,404,453	$31,278,843
Increase (decrease) in net assets from operations:
Net investment income	1,434,560	927,037	1,619,329	923,593
Net realized gain (loss) on investments	165,174	2,004,820	202,955	2,414,365
Net change in unrealized appreciation (depreciation) on investments	2,879,364	(2,269,004)	3,982,918	(2,911,351)

Net increase (decrease) in net assets from operations	4,479,098	662,853	5,805,202	426,607
Distributions to shareholders from:
Net investment income
Class I	(1,667,275)	(1,096,421)	(1,812,454)	(1,091,758)
Net realized gains
Class I	(178,482)	(897,737)	(440,797)	(1,764,696)
Return of Capital
Class I	–	–	–	–

Total distributions	(1,845,757)	(1,994,158)	(2,253,251)	(2,856,454)

Capital Stock transactions:
Class I Shares
Shares sold	26,778,150	15,901,069	29,952,292	15,550,888
Issued to shareholders in reinvestment of distributions	1,845,756	1,994,158	2,253,248	2,856,454
Shares redeemed	(14,229,993)	(4,631,671)	(13,152,477)	(1,851,885)

Net increase from capital stock transactions	14,393,913	13,263,556	19,053,063	16,555,457

Total increase in net assets	17,027,254	11,932,250	22,605,014	14,125,610

Net Assets at end of period	$56,607,290	$39,580,036	$68,009,467	$45,404,453

Undistributed net investment income included in net assets	$–	$–	$–	$–
Capital Share transactions:
Class I Shares
Shares sold	3,249,949	1,939,616	3,774,920	1,952,016
Issued to shareholders in reinvestment of distributions	222,629	255,016	281,135	381,214
Shares redeemed	(1,725,495)	(560,216)	(1,656,361)	(228,251)

Net increase from capital share transactions	1,747,083	1,634,416	2,399,694	2,104,979

[1]	The Madison Target Retirement 2050 Fund commenced operations on January 3, 2011.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Statements of Changes in Net Assets

Madison Target		Madison Target
Retirement 2040 Fund		Retirement 2050 Fund

2012	2011	2012	2011[1]

$35,182,268	$26,146,753	$2,236,241	$–
1,111,481	642,632	128,525	27,410
140,879	2,303,584	1,533	(29,923)
3,160,888	(2,809,726)	333,215	(16,822)

4,413,248	136,490	463,273	(19,335)
(1,199,277)	(767,165)	(134,118)	(31,450)
(401,247)	(1,885,854)	(27,128)	–
–	–	–	(1,099)

(1,600,524)	(2,653,019)	(161,246)	(32,549)

21,643,373	10,698,786	5,538,045	2,473,782
1,600,523	2,653,019	161,246	32,549
(11,970,258)	(1,799,761)	(1,077,477)	(218,206)

11,273,638	11,552,044	4,621,814	2,288,125

14,086,362	9,035,515	4,923,841	2,236,241

$49,268,630	$35,182,268	$7,160,082	$2,236,241

$–	$–	$–	$–
2,875,883	1,399,765	528,566	248,588
210,569	375,570	15,091	3,338
(1,594,072)	(230,919)	(102,883)	(22,619)

1,492,380	1,544,416	440,774	229,307

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

CONSERVATIVE ALLOCATION FUND

	Year Ended December 31,

	2012	2011	2010	2009	2008

CLASS I
Net Asset Value at beginning of period	$9.96	$10.01	$9.61	$8.48	$10.77
Income from Investment Operations:
Net investment income[2]	0.29	0.28	0.29	0.29	0.35
Net realized and unrealized gain (loss) on investments	0.60	0.03	0.52	1.12	(2.27)

Total from investment operations	0.89	0.31	0.81	1.41	(1.92)
Less Distributions:
Distributions from net investment income	(0.40)	(0.35)	(0.41)	(0.28)	(0.27)
Distributions from capital gains	–	–	–	–	(0.10)
Distributions from return of capital	–	(0.01)	–	–	–

Total distributions	(0.40)	(0.36)	(0.41)	(0.28)	(0.37)
Net increase (decrease) in net asset value	0.49	(0.05)	0.40	1.13	(2.29)
Net Asset Value at end of period	$10.45	$9.96	$10.01	$9.61	$8.48
Total Return[3] (%)	8.98	3.14	8.37	16.76	(17.89)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$195,526	$184,431	$195,657	$176,322	$116,678
Ratios of expenses to average net assets:
Before management fee reduction (%)	0.31	0.31	0.31	0.31	0.31
After management fee reduction (%)	0.31	0.31	0.31	0.31	0.28
Ratio of net investment income to average net assets (%)	2.79	2.76	2.90	3.23	3.53
Portfolio Turnover[6] (%)	44	36	36	47	71

				Inception to
CLASS II	2012	2011	2010	12/31/09[1]

Net Asset Value at beginning of period	$9.95	$10.00	$9.61	$8.51
Income from Investment Operations:
Net investment income[2]	0.26	0.27	0.35	0.28
Net realized and unrealized gain (loss) on investments	0.61	0.02	0.43	0.99

Total from investment operations	0.87	0.29	0.78	1.27
Less Distributions:
Distributions from net investment income	(0.39)	(0.33)	(0.39)	(0.17)
Distributions from return of capital	–	(0.01)	–	–

Net increase (decrease) in net asset value	0.48	(0.05)	0.39	1.10
Net Asset Value at end of period	$10.43	$9.95	$10.00	$9.61
Total Return[3] (%)	8.71	2.89	8.10	14.91 [4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$42,691	$43,203	$35,425	$12,829
Ratios of expenses to average net assets (%)	0.56	0.56	0.55	0.56 [5]
Ratio of net investment income to average net assets (%)	2.49	2.67	3.47	4.38 [5]
Portfolio Turnover[6] (%)	44	36	36	47 [4]

[1]	Commenced investment operations May 1, 2009
[2]	Based on average shares outstanding during the year.
[3]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

MODERATE ALLOCATION FUND

	Year Ended December 31,

	2012	2011	2010	2009	2008

CLASS I
Net Asset Value at beginning of period	$9.42	$9.49	$8.87	$7.51	$11.21
Income from Investment Operations:
Net investment income[2]	0.23	0.20	0.20	0.18	0.21
Net realized and unrealized gain (loss) on investments	0.77	(0.01)	0.71	1.37	(3.55)

Total from investment operations	1.00	0.19	0.91	1.55	(3.34)
Less Distributions:
Distributions from net investment income	(0.31)	(0.26)	(0.29)	(0.19)	(0.17)
Distributions from capital gains	–	–	–	–	(0.19)

Total distributions	(0.31)	(0.26)	(0.29)	(0.19)	(0.36)
Net increase (decrease) in net asset value	0.69	(0.07)	0.62	1.36	(3.70)
Net Asset Value at end of period	$10.11	$9.42	$9.49	$8.87	$7.51
Total Return[3] (%)	10.54	2.03	10.22	20.61	(30.23)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$358,486	$346,733	$352,545	$332,428	$243,761
Ratios of expenses to average net assets:
Before management fee reduction (%)	0.31	0.31	0.31	0.31	0.31
After management fee reduction (%)	0.31	0.31	0.31	0.31	0.28
Ratio of net investment income to average net assets (%)	2.32	2.07	2.24	2.29	2.20
Portfolio Turnover[6] (%)	49	25	34	52	69

				Inception to
CLASS II	2012	2011	2010	12/31/09[1]

Net Asset Value at beginning of period	$9.41	$9.48	$8.87	$7.56
Income from Investment Operations:
Net investment income[2]	0.20	0.18	0.25	0.19
Net realized and unrealized gain (loss) on investments	0.77	(0.01)	0.63	1.24

Total from investment operations	0.97	0.17	0.88	1.43
Less Distributions:
Distributions from net investment income	(0.30)	(0.24)	(0.27)	(0.12)

Net increase (decrease) in net asset value	0.67	(0.07)	0.61	1.31
Net Asset Value at end of period	$10.08	$9.41	$9.48	$8.87
Total Return[3] (%)	10.26	1.78	9.94	18.82 [4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$34,573	$35,873	$31,715	$12,162
Ratios of expenses to average net assets (%)	0.56	0.56	0.56	0.56 [5]
Ratio of net investment income to average net assets (%)	2.01	1.86	2.76	3.33 [5]
Portfolio Turnover[6] (%)	49	25	34	52 [4]

[1]	Commenced investment operations May 1, 2009.
[2]	Based on average shares outstanding during the year.
[3]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

AGGRESSIVE ALLOCATION FUND

	Year Ended December 31,

	2012	2011	2010	2009	2008

CLASS I
Net Asset Value at beginning of period	$8.96	$9.08	$8.30	$6.57	$11.61
Income from Investment Operations:
Net investment income[2]	0.17	0.12	0.11	0.10	0.09
Net realized and unrealized gain (loss) on investments	0.84	(0.08)	0.81	1.74	(4.74)

Total from investment operations	1.01	0.04	0.92	1.84	(4.65)
Less Distributions:
Distributions from net investment income	(0.22)	(0.16)	(0.14)	(0.11)	(0.06)
Distributions from capital gains	–	–	–	–	(0.33)

Total distributions	(0.22)	(0.16)	(0.14)	(0.11)	(0.39)
Net increase (decrease) in net asset value	0.79	(0.12)	0.78	1.73	(5.04)
Net Asset Value at end of period	$9.75	$8.96	$9.08	$8.30	$6.57
Total Return[3] (%)	11.34	0.48	11.15	27.91	(41.09)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$142,755	$132,575	$126,270	$114,492	$69,616
Ratios of expenses to average net assets:
Before management fee reduction (%)	0.31	0.31	0.31	0.31	0.31
After management fee reduction (%)	0.31	0.31	0.31	0.31	0.28
Ratio of net investment income to average net assets (%)	1.80	1.26	1.27	1.44	0.94
Portfolio Turnover[6] (%)	69	32	33	58	67

				Inception to
CLASS II	2012	2011	2010	12/31/09[1]

Net Asset Value at beginning of period	$8.95	$9.07	$8.30	$6.69
Income from Investment Operations:
Net investment income[2]	0.15	0.10	0.17	0.15
Net realized and unrealized gain (loss) on investments	0.83	(0.08)	0.73	1.54

Total from investment operations	0.98	0.02	0.90	1.69
Less Distributions:
Distributions from net investment income	(0.21)	(0.14)	(0.13)	(0.08)

Net increase (decrease) in net asset value	0.77	(0.12)	0.77	1.61
Net Asset Value at end of period	$9.72	$8.95	$9.07	$8.30
Total Return[3] (%)	11.06	0.23	10.87	25.09 [4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$1,921	$1,786	$1,424	$514
Ratios of expenses to average net assets (%)	0.56	0.56	0.56	0.56 [5]
Ratio of net investment income to average net assets (%)	1.55	1.05	1.99	2.86 [5]
Portfolio Turnover[6] (%)	69	32	33	58 [4]

[1]	Commenced investment operations May 1, 2009.
[2]	Based on average shares outstanding during the year.
[3]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

MONEY MARKET FUND

	Year Ended December 31,
	2012		2011		2010		2009		2008

CLASS I
Net Asset Value at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income[2]	–		–		–		0.00	[4]	0.02
Net realized and unrealized gain (loss) on investments	–		–		–		–		0.00 [4]

Total from investment operations	0.00		0.00		0.00		0.00		0.02
Less Distributions:
Distributions from net investment income	–		–		–		(0.00)[4]		(0.02)

Net increase in net asset value	0.00		0.00		0.00		0.00		0.00
Net Asset Value at end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return[3] (%)	0.00		0.00		0.00		0.00		1.75
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$48,648		$61,682		$69,634		$92,463		$159,349
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.46		0.47		0.47		0.47		0.47
After waiver of expenses by Adviser (%)	0.11	[7]	0.08	[7]	0.14	[7]	0.28	[7]	0.47
Ratio of net investment income to average net assets (%)	0.00		0.00		0.00		0.00		1.67

							Inception to
CLASS II	2012		2011		2010		12/31/09[1]

Net Asset Value at beginning of period	$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income[2]	–		–		–		–
Net realized and unrealized gain (loss) on investments	–		–		–		–

Total from investment operations	0.00		0.00		0.00		0.00
Less Distributions:
Distributions from net investment income	–		–		–		–

Net increase in net asset value	0.00		0.00		0.00		0.00
Net Asset Value at end of period	$1.00		$1.00		$1.00		$1.00
Total Return[3] (%)	0.00		0.00		0.00		0.00	[5]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$1,676		$979		$577		$185
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.71		0.72		0.73		0.73	[6]
After waiver of expenses by Adviser (%)	0.12	[7]	0.07	[7]	0.16	[7]	0.20	[6,7]
Ratio of net investment income to average net assets (%)	0.00		0.00		0.00		0.00	[6]

[1]	Commenced investment operations May 1, 2009
[2]	Based on average shares outstanding during the year.
[3]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[4]	Amounts represent less than $0.005 per share.
[5]	Not annualized.
[6]	Annualized.
[7]	Amount includes fees waived by the adviser (see Note 3).

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

BOND FUND

	Year Ended December 31,

	2012	2011	2010	2009	2008

CLASS I
Net Asset Value at beginning of period	$10.57	$10.29	$10.14	$9.94	$10.19
Income from Investment Operations:
Net investment income[2]	0.34	0.38	0.40	0.43	0.50
Net realized and unrealized gain (loss) on investments	0.00	0.31	0.20	0.21	(0.21)

Total from investment operations	0.34	0.69	0.60	0.64	0.29
Less Distributions:
Distributions from net investment income	(0.36)	(0.41)	(0.45)	(0.44)	(0.54)

Net increase (decrease) in net asset value	(0.02)	0.28	0.15	0.20	(0.25)
Net Asset Value at end of period	$10.55	$10.57	$10.29	$10.14	$9.94
Total Return[3] (%)	3.21	6.73	5.92	6.50	2.86
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$340,335	$375,325	$429,499	$541,789	$572,562
Ratios of expenses to average net assets (%)	0.56	0.57	0.56	0.57	0.56
Ratio of net investment income to average net assets (%)	3.13	3.62	3.76	4.28	4.84
Portfolio Turnover[6] (%)	11	6	2	25	12

				Inception to
CLASS II	2012	2011	2010	12/31/09[1]

Net Asset Value at beginning of period	$10.56	$10.28	$10.14	$9.85
Income from Investment Operations:
Net investment income[2]	0.31	0.36	0.37	0.27
Net realized and unrealized gain (loss) on investments	0.01	0.31	0.20	0.28

Total from investment operations	0.32	0.67	0.57	0.55
Less Distributions:
Distributions from net investment income	(0.34)	(0.39)	(0.43)	(0.26)

Net increase (decrease) in net asset value	(0.02)	0.28	0.14	0.29
Net Asset Value at end of period	$10.54	$10.56	$10.28	$10.14
Total Return[3] (%)	2.96	6.47	5.66	5.55 [4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$49,456	$49,774	$35,750	$9,719
Ratios of expenses to average net assets (%)	0.81	0.82	0.81	0.82 [5]
Ratio of net investment income to average net assets (%)	2.88	3.36	3.49	3.86 [5]
Portfolio Turnover[6] (%)	11	6	2	25 [4]

[1]	Commenced investment operations May 1, 2009.
[2]	Based on average shares outstanding during the year.
[3]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

HIGH INCOME FUND

	Year Ended December 31,

	2012	2011	2010	2009		2008

CLASS I
Net Asset Value at beginning of period	$9.18	$9.42	$9.11	$7.34		$9.54
Income from Investment Operations:
Net investment income[2]	0.61	0.65	0.72	0.68		0.67
Net realized and unrealized gain (loss) on investments	0.42	(0.18)	0.35	1.80		(2.07)

Total from investment operations	1.03	0.47	1.07	2.48		(1.40)
Less Distributions:
Distributions from net investment income	(0.84)	(0.71)	(0.76)	(0.71)		(0.80)

Net increase (decrease) in net asset value	0.19	(0.24)	0.31	1.77		(2.20)
Net Asset Value at end of period	$9.37	$9.18	$9.42	$9.11		$7.34
Total Return[3] (%)	11.23	5.01	11.73	34.29		(14.74)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$60,362	$86,462	$95,552	$107,722		$90,728
Ratios of expenses to average net assets (%)	0.77	0.77	0.77	0.77		0.76
Ratio of net investment income to average net assets (%)	6.31	6.76	7.54	7.94		7.42
Portfolio Turnover[6] (%)	55	54	53	73		45

				Inception
				to
	2012	2011	2010	12/31/09[1]

CLASS II
Net Asset Value at beginning of period	$9.19	$9.42	$9.11	$8.14
Income from Investment Operations:
Net investment income[2]	0.58	0.63	0.70	0.47
Net realized and unrealized gain (loss) on investments	0.42	(0.18)	0.34	0.96

Total from investment operations	1.00	0.45	1.04	1.43
Less Distributions:
Distributions from net investment income	(0.82)	(0.68)	(0.73)	(0.46)

Net increase (decrease) in net asset value	0.18	(0.23)	0.31	0.97
Net Asset Value at end of period	$9.37	$9.19	$9.42	$9.11
Total Return[3] (%)	10.95	4.75	11.45	17.49	[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$6,737	$6,213	$4,286	$1,148
Ratios of expenses to average net assets (%)	1.02	1.02	1.01	1.01	[5]
Ratio of net investment income to average net assets (%)	6.02	6.52	7.20	7.65	[5]
Portfolio Turnover[6] (%)	55	54	53	73	[4]

[1]	Commenced investment operations May 1, 2009.
[2]	Based on average shares outstanding during the year.
[3]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

DIVERSIFIED INCOME FUND

	Year Ended December 31,

	2012	2011	2010	2009		2008

CLASS I
Net Asset Value at beginning of period	$17.39	$16.62	$15.37	$14.46		$17.62
Income from Investment Operations:
Net investment income[2]	0.49	0.51	0.56	0.60		0.72
Net realized and unrealized gain (loss) on investments	0.92	0.79	1.29	0.92		(3.05)

Total from investment operations	1.41	1.30	1.85	1.52		(2.33)
Less Distributions:
Distributions from net investment income	(0.51)	(0.53)	(0.60)	(0.61)		(0.81)
Distributions from capital gains	–	–	–	–		(0.02)

Total distributions	(0.51)	(0.53)	(0.60)	(0.61)		(0.83)
Net increase (decrease) in net asset value	0.90	0.77	1.25	0.91		(3.16)
Net Asset Value at end of period	$18.29	$17.39	$16.62	$15.37		$14.46
Total Return[3] (%)	8.16	7.84	12.04	10.74		(13.25)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$359,022	$372,852	$384,709	$418,381		$438,047
Ratios of expenses to average net assets (%)	0.71	0.72	0.72	0.72		0.71
Ratio of net investment income to average net assets (%)	2.69	2.94	3.50	4.12		4.37
Portfolio Turnover[6] (%)	17	19	23	26		14

				Inception
				to
	2012	2011	2010	12/31/09[1]

CLASS II
Net Asset Value at beginning of period	$17.37	$16.61	$15.37	$13.74
Income from Investment Operations:
Net investment income[2]	0.44	0.46	0.52	0.35
Net realized and unrealized gain (loss) on investments	0.93	0.79	1.29	1.64

Total from investment operations	1.37	1.25	1.81	1.99
Less Distributions:
Distributions from net investment income	(0.48)	(0.49)	(0.57)	(0.36)

Net increase in net asset value	0.89	0.76	1.24	1.63
Net Asset Value at end of period	$18.26	$17.37	$16.61	$15.37
Total Return[3] (%)	7.89	7.57	11.77	14.43	[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$34,908	$30,360	$22,309	$6,261
Ratios of expenses to average net assets (%)	0.96	0.97	0.97	0.97	[5]
Ratio of net investment income to average net assets (%)	2.43	2.69	3.20	3.44	[5]
Portfolio Turnover[6] (%)	17	19	23	26	[4]

[1]	Commenced investment operations May 1, 2009
[2]	Based on average shares outstanding during the year.
[3]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

LARGE CAP VALUE FUND

	Year Ended December 31,

	2012	2011	2010	2009		2008

CLASS I
Net Asset Value at beginning of period	$24.78	$23.56	$22.17	$19.42		$31.49
Income from Investment Operations:
Net investment income[2]	0.55	0.50	0.38	0.43		0.65
Net realized and unrealized gain (loss) on investments	2.37	1.24	1.46	2.76		(11.99)

Total from investment operations	2.92	1.74	1.84	3.19		(11.34)
Less Distributions:
Distributions from net investment income	(0.58)	(0.52)	(0.45)	(0.44)		(0.71)
Distributions from capital gains	–	–	–	–		(0.02)

Total distributions	(0.58)	(0.52)	(0.45)	(0.44)		(0.73)
Net increase (decrease) in net asset value	2.34	1.22	1.39	2.75		(12.07)
Net Asset Value at end of period	$27.12	$24.78	$23.56	$22.17		$19.42
Total Return[3] (%)	11.82	7.38	8.29	16.79		(35.99)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$494,587	$485,978	$524,894	$630,764		$609,444
Ratios of expenses to average net assets (%)	0.61	0.62	0.62	0.62		0.61
Ratio of net investment income to average net assets (%)	2.05	2.03	1.72	2.23		2.42
Portfolio Turnover[6] (%)	27	29	63	81		38

				Inception
				to
	2012	2011	2010	12/31/09[1]

CLASS II
Net Asset Value at beginning of period	$24.73	$23.54	$22.17	$17.74
Income from Investment Operations:
Net investment income[2]	0.48	0.43	0.34	0.18
Net realized and unrealized gain (loss) on investments	2.37	1.25	1.44	4.45

Total from investment operations	2.85	1.68	1.78	4.63
Less Distributions:
Distributions from net investment income	(0.53)	(0.49)	(0.41)	(0.20)

Net increase in net asset value	2.32	1.19	1.37	4.43
Net Asset Value at end of period	$27.05	$24.73	$23.54	$22.17
Total Return[3] (%)	11.55	7.11	8.02	26.09	[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$5,882	$5,697	$5,354	$2,552
Ratios of expenses to average net assets (%)	0.86	0.87	0.87	0.87	[5]
Ratio of net investment income to average net assets (%)	1.80	1.78	1.51	1.28	[5]
Portfolio Turnover[6] (%)	27	29	63	81	[4]

[1]	Commenced investment operations May 1, 2009.
[2]	Based on average shares outstanding during the year.
[3]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

LARGE CAP GROWTH FUND

	Year Ended December 31,

	2012	2011	2010	2009		2008

CLASS I
Net Asset Value at beginning of period	$21.84	$22.16	$19.87	$14.50		$23.36
Income from Investment Operations:
Net investment income[2]	0.18	0.05	0.10	0.12		0.12
Net realized and unrealized gain (loss) on investments	2.26	(0.31)	2.31	5.37		(8.80)

Total from investment operations	2.44	(0.26)	2.41	5.49		(8.68)
Less Distributions:
Distributions from net investment income	(0.19)	(0.06)	(0.12)	(0.12)		(0.14)
Distributions from capital gains	–	–	–	–		(0.04)

Total distributions	(0.19)	(0.06)	(0.12)	(0.12)		(0.18)
Net increase (decrease) in net asset value	2.25	(0.32)	2.29	5.37		(8.86)
Net Asset Value at end of period	$24.09	$21.84	$22.16	$19.87		$14.50
Total Return[3] (%)	11.20	(1.19)	12.13	37.98		(37.20)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$318,024	$331,032	$374,644	$433,483		$352,473
Ratios of expenses to average net assets (%)	0.82	0.82	0.82	0.82		0.82
Ratio of net investment income to average net assets (%)	0.76	0.24	0.51	0.72		0.62
Portfolio Turnover[8] (%)	64	85	78	89		123

				Inception
				to
	2012	2011	2010	12/31/09[1]

CLASS II
Net Asset Value at beginning of period	$21.80	$22.14	$19.87	$15.78
Income from Investment Operations:
Net investment income[2]	0.12	(0.00)[7]	0.06	0.05
Net realized and unrealized gain (loss) on investments	2.26	(0.32)	2.30	4.09

Total from investment operations	2.38	(0.32)	2.36	4.14
Less Distributions:
Distributions from net investment income	(0.16)	(0.02)	(0.09)	(0.05)

Net increase (decrease) in net asset value	2.22	(0.34)	2.27	4.09
Net Asset Value at end of period	$24.02	$21.80	$22.14	$19.87
Total Return[3] (%)	10.93	(1.43)	11.85	26.21	[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$29,101	$27,589	$20,802	$6,003
Ratios of expenses to average net assets (%)	1.07	1.07	1.07	1.07	[5]
Ratio of net investment income to average net assets (%)	0.51	– [6]	0.29	0.36	[5]
Portfolio Turnover[8] (%)	64	85	78	89	[4]

[1]	Commenced investment operations May 1, 2009.
[2]	Based on average shares outstanding during the year.
[3]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[4]	Not annualized.
[5]	Annualized.
[6]	Amount represents less than 0.01%.
[7]	Amount represents less than $0.005 per share.
[8]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

MID CAP FUND

	Year Ended December 31,

	2012	2011	2010[3]	2009[3]	2008[3]

CLASS I
Net Asset Value at beginning of period	$14.75	$14.14	$11.82	$8.01	$15.31
Income from Investment Operations:
Net investment income[2]	0.05	0.02	0.04	0.00 [5]	0.00 [5]
Net realized and unrealized gain (loss) on investments	2.34	0.62	2.33	3.81	(7.13)

Total from investment operations	2.39	0.64	2.37	3.81	(7.13)
Less Distributions:
Distributions from net investment income	(0.05)	(0.03)	(0.05)	(0.00)[5]	(0.00)[5]
Distributions from capital gains	–	–	–	–	(0.16)

Total distributions	(0.05)	(0.03)	(0.05)	(0.00)	(0.16)
Net increase (decrease) in net asset value	2.34	0.61	2.32	3.81	(7.29)
Net Asset Value at end of period	$17.09	$14.75	$14.14	$11.82	$8.01
Total Return[4] (%)	16.24	4.47	20.12	47.28	(46.89)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$356,534	$351,833	$385,219	$229,395	$166,465
Ratios of expenses to average net assets (%)	0.91	0.91	0.90	0.87	0.87
Ratio of net investment income to average net assets (%)	0.30	0.16	0.42	(0.05)	0.09
Portfolio Turnover[8] (%)	25	52	46	186	108

				Inception
				to
	2012	2011	2010[3]	12/31/09[1,3]

CLASS II
Net Asset Value at beginning of period	$14.72	$14.13	$11.82	$9.36
Income from Investment Operations:
Net investment income[2]	0.01	(0.01)	0.04	(0.00)[5]
Net realized and unrealized gain (loss) on investments	2.35	0.60	2.30	2.45

Total from investment operations	2.36	0.59	2.34	2.45
Less Distributions:
Distributions from net investment income	(0.03)	–	(0.03)	–

Net increase in net asset value	2.33	0.59	2.31	2.45
Net Asset Value at end of period	$17.05	$14.72	$14.13	$11.82
Total Return[4] (%)	15.95	4.22	19.82	26.13 [6]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$13,927	$13,270	$11,951	$1,745
Ratios of expenses to average net assets (%)	1.16	1.17	1.16	1.12 [7]
Ratio of net investment income to average net assets (%)	0.05	(0.07)	0.38	(0.14)[7]
Portfolio Turnover[8] (%)	25	52	46	186[6]

[1]	Commenced investment operations May 1, 2009
[2]	Based on average shares outstanding during the year.
[3]	The financial highlights prior to May 1, 2010 are those of the Mid Cap Growth Fund, the accounting survivor of the reorganization of the Mid Cap Value and Mid Cap Growth Funds. The net asset values and other per share information of the Mid Cap Growth Fund have been restated by the conversion ratio of 2.6623 for Class I shares and 2.6678 for Class II shares to reflect those of the legal survivor of the reorganization, the Mid Cap Value Fund, which was renamed the Mid Cap Fund after the reorganization.
[4]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[5]	Amounts represents less than $0.005 per share.
[6]	Not annualized.
[7]	Annualized.
[8]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

SMALL CAP FUND

	Year Ended December 31,

	2012	2011	2010	2009		2008

CLASS I
Net Asset Value at beginning of period	$10.81	$10.75	$8.54	$6.53		$8.86
Income from Investment Operations:
Net investment income[2]	0.14	0.04	0.08	0.05		0.08
Net realized and unrealized gain (loss) on investments	1.52	0.06	2.20	2.00		(2.34)

Total from investment operations	1.66	0.10	2.28	2.05		(2.26)
Less Distributions:
Distributions from net investment income	(0.15)	(0.04)	(0.07)	(0.04)		(0.07)
Distributions from capital gains	–	–	–	–		(0.00)[7]

Total distributions	(0.15)	(0.04)	(0.07)	(0.04)		(0.07)
Net increase (decrease) in net asset value	1.51	0.06	2.21	2.01		(2.33)
Net Asset Value at end of period	$12.32	$10.81	$10.75	$8.54		$6.53
Total Return[3] (%)	15.39	0.91	26.80	31.56		(25.54)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$11,936	$11,261	$11,710	$7,989		$5,986
Ratios of expenses to average net assets (%)	1.11	1.11	1.11	1.11		1.12
Ratio of net investment income to average net assets (%)	1.24	0.41	0.85	0.77		1.03
Portfolio Turnover[6] (%)	15	22	33	21		28

				Inception to
	2012	2011	2010	12/31/09[1]

CLASS II
Net Asset Value at beginning of period	$10.79	$10.74	$8.54	$6.50
Income from Investment Operations:
Net investment income[2]	0.11	0.02	0.06	0.02
Net realized and unrealized gain (loss) on investments	1.52	0.06	2.20	2.03

Total from investment operations	1.63	0.08	2.26	2.05
Less Distributions:
Distributions from net investment income	(0.13)	(0.03)	(0.06)	(0.01)

Net increase in net asset value	1.50	0.05	2.20	2.04
Net Asset Value at end of period	$12.29	$10.79	$10.74	$8.54
Total Return[3] (%)	15.10	0.66	26.48	31.57	[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$1,486	$1,401	$1,387	$616
Ratios of expenses to average net assets (%)	1.36	1.36	1.36	1.36	[5]
Ratio of net investment income to average net assets (%)	0.99	0.16	0.67	0.44	[5]
Portfolio Turnover[6] (%)	15	22	33	21	[4]

[1]	Commenced investment operations May 1, 2009.
[2]	Based on average shares outstanding during the year.
[3]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period
[7]	Amount represents less than $0.005 per share.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

INTERNATIONAL STOCK FUND

	Year Ended December 31,

	2012	2011	2010	2009		2008

CLASS I
Net Asset Value at beginning of period	$9.03	$9.99	$9.53	$7.59		$13.40
Income from Investment Operations:
Net investment income[2]	0.17	0.19	0.14	0.17		0.26
Net realized and unrealized gain (loss) on investments	1.75	(0.96)	0.53	1.95		(5.27)

Total from investment operations	1.92	(0.77)	0.67	2.12		(5.01)
Less Distributions:
Distributions from net investment income	(0.17)	(0.19)	(0.21)	(0.18)		(0.26)
Distributions from capital gains	–	–	–	–		(0.54)

Total distributions	(0.17)	(0.19)	(0.21)	(0.18)		(0.80)
Net increase (decrease) in net asset value	1.75	(0.96)	0.46	1.94		(5.81)
Net Asset Value at end of period	$10.78	$9.03	$9.99	$9.53		$7.59
Total Return[3] (%)	21.31	(7.70)	7.09	27.90		(38.62)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$76,919	$72,756	$92,063	$77,997		$72,768
Ratios of expenses to average net assets (%)	1.21	1.22	1.22	1.22		1.22
Ratio of net investment income to average net assets (%)	1.74	1.90	1.48	2.08		2.45
Portfolio Turnover[6] (%)	42	38	79	87		43

				Inception
				to
	2012	2011	2010	12/31/09[1]

CLASS II
Net Asset Value at beginning of period	$9.02	$9.99	$9.53	$7.32
Income from Investment Operations:
Net investment income[2]	0.14	0.16	0.09	0.04
Net realized and unrealized gain (loss) on investments	1.76	(0.96)	0.56	2.33

Total from investment operations	1.90	(0.80)	0.65	2.37
Less Distributions:
Distributions from net investment income	(0.16)	(0.17)	(0.19)	(0.16)

Net increase (decrease) in net asset value	1.74	(0.97)	0.46	2.21
Net Asset Value at end of period	$10.76	$9.02	$9.99	$9.53
Total Return[3] (%)	21.01	(7.91)	6.83	32.30	[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$18,263	$15,407	$13,241	$3,962
Ratios of expenses to average net assets (%)	1.46	1.47	1.47	1.48	[5]
Ratio of net investment income to average net assets (%)	1.45	1.58	1.00	0.57	[5]
Portfolio Turnover[6] (%)	42	38	79	87	[4]

[1]	Commenced investment operations May 1, 2009.
[2]	Based on average shares outstanding during the year.
[3]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

MADISON TARGET RETIREMENT 2020 FUND

	Year Ended December 31,

	2012	2011	2010	2009	2008

CLASS I
Net Asset Value at beginning of period	$7.82	$8.06	$7.64	$6.04	$9.63
Income from Investment Operations:
Net investment income[1]	0.24	0.22	0.20	0.15	0.22
Net realized and unrealized gain (loss) on investments	0.53	(0.04)	0.49	1.59	(3.60)

Total from investment operations	0.77	0.18	0.69	1.74	(3.38)
Less Distributions:
Distributions from net investment income	(0.25)	(0.23)	(0.27)	(0.14)	(0.16)
Distributions from capital gains	(0.03)	(0.19)	–	–	(0.05)

Total distributions	(0.28)	(0.42)	(0.27)	(0.14)	(0.21)
Net increase (decrease) in net asset value	0.49	(0.24)	0.42	1.60	(3.59)
Net Asset Value at end of period	$8.31	$7.82	$8.06	$7.64	$6.04
Total Return[2] (%)	9.98	2.11	9.01	28.93	(35.31)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$56,607	$39,580	$27,648	$19,300	$8,719
Ratios of expenses to average net assets
Before reimbursement of expenses by Adviser (%)	0.30	0.26	0.40	0.41	0.40
After reimbursement of expenses by Adviser (%)	0.30	0.24 [3]	0.20 [3]	0.34 [3]	0.40
Ratio of net investment income to average net assets (%)	2.96	2.70	2.61	2.24	2.80
Portfolio Turnover[4] (%)	90	114	51	78	74

[1]	Based on average shares outstanding during the year.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[3]	Amount includes fees waived by the Adviser through a contractual management fee reduction from 0.40% to 0.20% effective October 1, 2009 to February 16, 2011. Effective February 17, 2011 to August 31, 2011, the fee was permanently reduced to 0.20%. Effective September 1, 2011, shareholders approved a new fee arrangement which includes an advisory fee of 0.25% and services agreement fee of 0.05%.
[4]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

MADISON TARGET RETIREMENT 2030 FUND

	Year Ended December 31,

	2012	2011	2010	2009	2008

CLASS I
Net Asset Value at beginning of period	$7.49	$7.90	$7.41	$5.75	$9.54
Income from Investment Operations:
Net investment income[1]	0.23	0.19	0.18	0.12	0.18
Net realized and unrealized gain (loss) on investments	0.60	(0.09)	0.52	1.65	(3.82)

Total from investment operations	0.83	0.10	0.70	1.77	(3.64)
Less Distributions:
Distributions from net investment income	(0.22)	(0.20)	(0.21)	(0.11)	(0.11)
Distributions from capital gains	(0.06)	(0.31)	–	–	(0.04)

Total distributions	(0.28)	(0.51)	(0.21)	(0.11)	(0.15)
Net increase (decrease) in net asset value	0.55	(0.41)	0.49	1.66	(3.79)
Net Asset Value at end of period	$8.04	$7.49	$7.90	$7.41	$5.75
Total Return[2] (%)	11.05	1.16	9.56	30.94	(38.35)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$68,009	$45,404	$31,279	$19,330	$8,010
Ratios of expenses to average net assets
Before reimbursement of expenses by Adviser (%)	0.30	0.26	0.40	0.41	0.40
After reimbursement of expenses by Adviser (%)	0.30	0.24 [3]	0.20 [3]	0.34 [3]	0.40
Ratio of net investment income to average net assets (%)	2.84	2.43	2.42	1.87	2.38
Portfolio Turnover[4] (%)	86	108	43	78	52

[1]	Based on average shares outstanding during the year.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[3]	Amount includes fees waived by the Adviser through a contractual management fee reduction from 0.40% to 0.20% effective October 1, 2009 to February 16, 2011. Effective February 17, 2011 to August 31, 2011, the fee was permanently reduced to 0.20%. Effective September 1, 2011, shareholders approved a new fee arrangement which includes an advisory fee of 0.25% and services agreement fee of 0.05%.
[4]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

MADISON TARGET RETIREMENT 2040 FUND

	Year Ended December 31,

	2012	2011	2010	2009	2008

CLASS I
Net Asset Value at beginning of period	$7.06	$7.60	$7.07	$5.43	$9.48
Income from Investment Operations:
Net investment income[1]	0.20	0.16	0.15	0.08	0.14
Net realized and unrealized gain (loss) on investments	0.61	(0.12)	0.55	1.63	(4.06)

Total from investment operations	0.81	0.04	0.70	1.71	(3.92)
Less Distributions:
Distributions from net investment income	(0.19)	(0.17)	(0.17)	(0.07)	(0.08)
Distributions from capital gains	(0.07)	(0.41)	–	–	(0.05)

Total distributions	(0.26)	(0.58)	(0.17)	(0.07)	(0.13)
Net increase (decrease) in net asset value	0.55	(0.54)	0.53	1.64	(4.05)
Net Asset Value at end of period	$7.61	$7.06	$7.60	$7.07	$5.43
Total Return[2] (%)	11.42	0.47	9.97	31.64	(41.65)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$49,269	$35,182	$26,147	$16,656	$6,385
Ratios of expenses to average net assets
Before reimbursement of expenses by Adviser (%)	0.30	0.26	0.40	0.41	0.40
After reimbursement of expenses by Adviser (%)	0.30	0.24 [3]	0.20 [3]	0.34 [3]	0.40
Ratio of net investment income to average net assets (%)	2.65	2.11	2.14	1.22	1.99
Portfolio Turnover[4] (%)	101	115	40	86	62

[1]	Based on average shares outstanding during the year.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[3]	Amount includes fees waived by the Adviser through a contractual management fee reduction from 0.40% to 0.20% effective October 1, 2009 to February 16, 2011. Effective February 17, 2011 to August 31, 2011, the fee was permanently reduced to 0.20%. Effective September 1, 2011, shareholders approved a new fee arrangement which includes an advisory fee of 0.25% and services agreement fee of 0.05%.
[4]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Financial Highlights for a Share of Beneficial Interest Outstanding

MADISON TARGET RETIREMENT 2050 FUND

	Year Ended
	December 31,	Inception to
	2012	12/31/11[1]

CLASS I
Net Asset Value at beginning of period	$9.75	$10.00
Income from Investment Operations:
Net investment income[2]	0.30	0.26
Net realized and unrealized gain (loss) on investments	0.89	(0.36)

Total from investment operations	1.19	(0.10)
Less Distributions:
Distributions from net investment income	(0.21)	(0.14)
Distributions from return of capital	–	(0.01)
Distributions from capital gains	(0.04)	–

Total distributions	(0.25)	(0.15)
Net increase (decrease) in net asset value	0.94	(0.25)
Net Asset Value at end of period	$10.69	$9.75
Total Return[3] (%)	12.12	(1.03)[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$7,160	$2,236
Ratios of expenses to average net assets
Before reimbursement of expenses by Adviser (%)	0.30	0.26 [5]
After reimbursement of expenses by Adviser (%)	0.30	0.26 [5,6]
Ratio of net investment income to average net assets (%)	2.90	2.61 [5]
Portfolio Turnover[7] (%)	86	75 [4]

[1]	Commenced investment operations January 3, 2011.
[2]	Based on average shares outstanding during the year.
[3]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[4]	Not annualized.
[5]	Annualized.
[6]	Amount includes fees waived by the Adviser through a contractual management fee reduction from 0.40% to 0.20% effective October 1, 2009 to February 16, 2011. Effective February 17, 2011 to August 31, 2011, the fee was permanently reduced to 0.20%. Effective September 1, 2011, shareholders approved a new fee arrangement which includes an advisory fee of 0.25% and services agreement fee of 0.05%.
[7]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2012

Notes to Financial Statements

1. ORGANIZATION

The Ultra Series Fund (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, open-end management investment company. The Trust is a series fund with, at the end of the period covered by this report, 16 investment portfolios (individually, a “fund,” and collectively, the “funds”), each with different investment objectives and policies. The funds currently available at the end of the period were the Money Market Fund, Bond Fund, High Income Fund, Diversified Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Fund, Small Cap Fund and International Stock Fund (collectively, the “Core Funds”), the Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund (collectively, the “Target Allocation Funds”), and the Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2050 Fund, (collectively, the “Target Date Funds”).

The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of the Trust without par value. All funds, except for the Target Date Funds, offer Class I and II shares. The Target Date Funds only offer a single class of shares, Class I shares. Each class of shares represents an interest in the assets of the respective fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fees, if any, and its proportional share of fund level expenses, and has exclusive voting rights on matters pertaining to Rule 12b-1 under the 1940 Act as it relates to that class and other class specific matters. Shares are offered to separate accounts (the “Accounts”) of CMFG Life Insurance Company and to qualified pension and retirement plans of CMFG Life Insurance Company or it’s affiliates (“CUNA Mutual Group”). The Trust may, in the future, offer other share classes to separate accounts of insurance companies and to qualified pension and retirement plans that are not affiliated with CUNA Mutual Group. The Trust does not offer shares directly to the general public.

The Trust has entered into a Management Agreement with Madison Asset Management, LLC. (the “Investment Adviser” or “Madison”). The Investment Adviser, in turn, has entered into subadvisory agreements with certain subadvisers (“Subadvisers”) for the management of the investments of the High Income, Small Cap and International Stock Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements.

Portfolio Valuation: Equity securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and exchange-traded funds (“ETFs”) listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the funds utilize the NASDAQ Official Closing Price). If no sale occurs, (a) equities traded on a U.S. exchange or on NASDAQ are valued at the mean between the closing bid and closing asked prices and (b) equity securities traded on a foreign exchange are valued at the official bid price. Debt securities purchased with a remaining maturity of 61 days or more are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly

Ultra Series Fund | December 31, 2012

Notes to Financial Statements

employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value (“NAV”) which is calculated as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time) on each day on which the New York Stock Exchange is open for business. NAV per share is determined by dividing each fund’s total net assets by the number of shares of such fund outstanding at the time of calculation. Because the assets of each Target Allocation and each Target Date Fund consist primarily of shares of underlying funds, the NAV of each fund is determined based on the NAV’s of the underlying funds. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Short-term instruments having maturities of 60 days or less and all securities in the Money Market Fund are valued on an amortized cost basis, which approximates market value.

Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the mean between the last bid and asked prices. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors, if any, are valued at the average of the closing bids obtained daily from at least one dealer.

Through the end of this reporting period, the value of all assets and liabilities expressed in foreign currencies was converted into U.S. dollar values using the then-current exchange rate at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time).

All other securities for which either quotations are not readily available, no other sales have occurred, or in the Investment Adviser’s opinion, do not reflect the current market value, are appraised at their fair values as determined in good faith by The Trust’s Pricing Committee (the “Committee”) and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the funds to calculate NAV may differ from market quotations or official closing prices. Because the Target Allocation and Target Date Funds primarily invest in underlying funds, government securities and short-term paper, it is not anticipated that the Investment Adviser will need to fair value any of the investments of these funds. However, an underlying fund may need to fair value one or more of its investments, which may, in turn, require a Target Allocation or Target Date Fund to do the same because of delays in obtaining the underlying Fund’s NAV.

A fund’s investments (or underlying fund) will be valued at fair value, if in the judgment of the Committee an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the fund’s share price is calculated as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time). Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold. The Committee may

Ultra Series Fund | December 31, 2012

Notes to Financial Statements

rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Trust.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on ex-dividend date. Amortization and accretion are recorded on the effective yield method.

Expenses: Expenses that are directly related to one fund are charged directly to that fund. Other operating expenses are prorated to the funds on the basis of relative net assets. Class-specific expenses are borne by that class.

Classes: Income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

Repurchase Agreements: Each fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with “primary dealers” in U.S. Government securities. As of December 31, 2012, none of the funds held open repurchase agreements.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust’s custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that the repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience one of the following: delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities, or lack of access to income during this period and the expense of enforcing its rights.

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control of Repurchase Agreements”. ASU 2011-03 is an amendment to Topic 860 “Transfers and Servicing”. These amendments simplify the accounting for repurchase agreements by eliminating the requirement that the transferor demonstrate it has adequate collateral to fund substantially all the cost of purchasing replacement assets. As a result, more arrangements could be accounted for as secured borrowings rather than sales. The guidance applies to public and nonpublic companies and is effective for interim and annual reporting periods beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The funds have adopted this guidance and have determined that the updated standards have no material impact on the funds’ financial statements.

Foreign Currency Transactions: The books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e., market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The funds enter into contracts on the trade date to settle any securities transactions denominated in foreign currencies on behalf of the funds at the spot rate at settlement.

Each fund, except the Money Market Fund, which can only invest in U.S. dollar-denominated foreign money market securities, reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. Only the

Ultra Series Fund | December 31, 2012

Notes to Financial Statements

International Stock Fund had net realized gains, and that amount of $196,482 is included in the Statements of Operations under the heading “Net realized gain (loss) on investments” for that fund.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

Forward Foreign Currency Exchange Contracts: Each fund, except the Money Market Fund, may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes. When entering into forward foreign currency exchange contracts, the funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The funds’ net assets reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or closed out with an offsetting contract. Realized and unrealized gains and losses are included in the Statements of Operations. As of December 31, 2012, none of the funds had open forward foreign currency exchange contracts.

If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or other liquid assets in a segregated account with the fund’s custodian in an amount equal to the value of the fund’s total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the fund’s commitment with respect to the contract.

Illiquid Securities: Each fund currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for Money Market which limits the investment in illiquid securities to 5% of net assets. An illiquid security is generally defined as any investment that may be difficult to sell within seven days for the price at which the fund values it. At December 31, 2012, investments in securities of the Bond and Diversified Income Funds include issues that are illiquid. The aggregate values of illiquid securities held by Bond and Diversified Income Funds were $16,177,927 and $9,439,256, respectively, which represent 4.2% and 2.4% of net assets, respectively. Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above. Information concerning the illiquid securities held at December 31, 2012, which includes cost and acquisition date, is as follows:

Security	Acquisition Date	Acquisition Cost

Bond Fund

American Association of Retired Persons	5/16/02	$2,620,162
ERAC USA Finance LLC	12/16/04	4,762,254
Indianapolis Power & Light Co.	10/2/06	3,424,873
WM Wrigley Jr. Co.	6/21/10	3,169,571

		$13,976,860

Diversified Income Fund
AbbVie Inc.	11/5/12	$1,193,825
American Association of Retired Persons	5/16/02	2,096,129
ERAC USA Finance LLC	12/16/04	2,002,311
Indianapolis Power & Light Co.	10/2/06	1,545,915
WM Wrigley Jr. Co.	6/21/10	1,309,823

		$8,148,003

Ultra Series Fund | December 31, 2012

Notes to Financial Statements

Delayed Delivery Securities: Each fund may purchase securities on a when-issued or delayed delivery basis. “When-issued” refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement, and often a month or more after the purchase. When a fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the fund segregates cash or other liquid securities, of any type or maturity, equal in value to the fund’s commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. As of December 31, 2012, none of the funds had entered into such transactions.

Fair Value Measurements: Each fund has adopted the FASB guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs used in the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

• Level 1 – unadjusted quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

• Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value for the period ended December 31, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds utilized the following fair value techniques: multidimensional relational pricing model and option adjusted spread pricing; the Funds estimated the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation. Through the period ended December 31, 2012, none of the Funds held securities deemed as a Level 3 and there were no transfers between classification levels.

Ultra Series Fund | December 31, 2012

Notes to Financial Statements

The following is a summary of the inputs used as of December 31, 2012 in valuing the funds’ investments carried at fair value (please see the Portfolio of Investments for each Fund for a listing of all securities within each category):

	Quoted Prices in	Significant Other	Significant
	Active Markets for	Observable	Unobservable
	Identical Investments	Inputs	Inputs	Value at
Fund	(Level 1)	(Level 2)	(Level 3)	12/31/12

Conservative Allocation	$237,954,277	$–	$–	$237,954,277
Moderate Allocation	390,295,476	–	–	390,295,476
Aggressive Allocation	144,422,356	–	–	144,422,356
Money Market[1]	2,476,374	47,635,150	–	50,111,524
Bond
Asset Backed	–	3,476,244	–	3,476,244
Corporate Notes and Bonds	–	107,097,622	–	107,097,622
Mortgage Backed	–	63,257,219	–	63,257,219
U.S. Government and Agency Obligations	–	199,523,992	–	199,523,992
Investment Companies	13,441,891	–	–	13,441,891

	13,441,891	373,355,077	–	386,796,968
High Income
Corporate Notes and Bonds	–	63,087,653	–	63,087,653
Investment Companies	3,135,148	–	–	3,135,148

	3,135,148	63,087,653	–	66,222,801
Diversified Income
Common Stocks	216,084,799	–	–	216,084,799
Asset Backed	–	607,382	–	607,382
Corporate Notes and Bonds	–	63,221,207	–	63,221,207
Mortgage Backed	–	27,066,482	–	27,066,482
U.S. Government and Agency Obligations	–	71,599,662	–	71,599,662
Investment Companies	14,006,365	–	–	14,006,365

	230,091,164	162,494,733	–	392,585,897
Large Cap Value
Common Stocks	481,090,989	–	–	481,090,989
Investment Companies	20,226,182	–	–	20,226,182

	501,317,171	–	–	501,317,171
Large Cap Growth
Common Stocks	330,893,865	–	–	330,893,865
Investment Companies	15,071,048	–	–	15,071,048

	345,964,913	–	–	345,964,913
Mid Cap
Common Stocks	345,470,438	–	–	345,470,438
Investment Companies	26,049,776	–	–	26,049,776

	371,520,214	–	–	371,520,214
Small Cap
Common Stocks	13,014,567	–	–	13,014,567
Investment Companies	496,276	–	–	496,276

	13,510,843	–	–	13,510,843

[1]	At December 31, 2012, all Level 2 securities held are short-term investments. See respective portfolio of investments.

Ultra Series Fund | December 31, 2012

Notes to Financial Statements
	Quoted Prices in	Significant Other	Significant
	Active Markets for	Observable	Unobservable
	Identical Investments	Inputs	Inputs	Value at
Fund	(Level 1)	(Level 2)	(Level 3)	12/31/12

International Stock
Common Stocks
Australia	$–	$2,357,920	$–	$2,357,920
Belgium	–	3,298,134	–	3,298,134
Brazil	–	1,500,796	–	1,500,796
Canada	–	2,646,993	–	2,646,993
Finland	–	1,222,154	–	1,222,154
France	–	9,291,556	–	9,291,556
Germany	–	9,370,001	–	9,370,001
Indonesia	782,227	–	–	782,227
Ireland	750,732	–	–	750,732
Italy	–	2,803,595	–	2,803,595
Japan	–	14,585,290	–	14,585,290
Mexico	–	856,204	–	856,204
Netherlands	–	1,877,635	–	1,877,635
New Zealand	–	667,033	–	667,033
Philippines	–	535,027	–	535,027
Russia	–	1,419,872	–	1,419,872
South Africa	–	1,026,517	–	1,026,517
South Korea	–	2,412,174	–	2,412,174
Spain	–	2,319,723	–	2,319,723
Sweden	–	5,131,883	–	5,131,883
Switzerland	–	4,330,363	–	4,330,363
Thailand	–	996,404	–	996,404
Turkey	–	1,559,006	–	1,559,006
United Kingdom	–	21,881,702	–	21,881,702
Investment Companies	1,655,652	–	–	1,655,652

	3,188,611	92,089,982	–	95,278,593
Madison Target Retirement 2020	55,403,024	–	–	55,403,024
Madison Target Retirement 2030	67,985,121	–	–	67,985,121
Madison Target Retirement 2040	49,169,125	–	–	49,169,125
Madison Target Retirement 2050	7,148,181	–	–	7,148,181

New Accounting Pronouncements: In May 2011, the FASB issued ASU 2011-04, modifying Topic 820, “Fair Value Measurements and Disclosures.” At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, “Fair Value Measurement.” The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. The funds have adopted the disclosures required by this update.

In December 2011, the IASB and the FASB issued ASU 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between these entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose

Ultra Series Fund | December 31, 2012

Notes to Financial Statements

instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013 and interim periods within those annual periods. The funds are currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

3. MANAGEMENT, SERVICES AND DISTRIBUTION AGREEMENTS

Management Agreement: For services under the Management Agreement, the Investment Adviser is entitled to receive a management fee, which is calculated daily and paid monthly, at an annual rate based upon the following percentages of average daily net assets: 0.45% for the Money Market Fund, 0.55% for the Bond Fund, 0.75% for the High Income Fund, 0.70% for the Diversified Income Fund, 0.60% for the Large Cap Value Fund, 0.80% for the Large Cap Growth Fund, 0.90% for the Mid Cap Fund, 1.10% for the Small Cap Fund, 1.20% for the International Stock Fund, 0.30% for each of the Target Allocation Funds and 0.25% for each of the Target Date Funds.

The Management Agreement requires the Investment Adviser to provide or arrange to provide overall management of the funds, including but not limited to, investment advisory services, custody, transfer agency, dividend disbursing, legal, accounting and administrative services. It does not include Trustee compensation or the fees paid to the Trust’s independent Registered Public Accountant.

The Investment Adviser is solely responsible for the payment of all fees to the Subadvisers. The Subadvisers for the funds are Shenkman Capital Management, Inc. for the High Income Fund, Wellington Management Company, LLP for the Small Cap Fund and Lazard Asset Management LLC for the International Stock Fund. The Investment Adviser manages the Money Market Fund, Bond Fund, Diversified Income Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Fund, Target Allocation Funds and the Target Date Funds without the aid of a Subadviser.

The Investment Adviser may from time to time voluntarily agree to waive a portion of its fees or expenses related to the Funds. In that regard, the Investment Adviser waived a portion of management fees on the Money Market Class I Shares and Class II Shares for the purpose of maintaining a one-day yield of zero. The amount of the daily waiver is equal to the amount required to maintain a minimum daily distribution rate of zero. For the period ended December 31, 2012, the waivers totaled $192,101 for Class I Shares and $3,048 for Class II Shares and are reflected as fees waived by the Investment Advisor in the accompanying Statements of Operations. The Investment Adviser does not have the right to recoup these waived fees.

Services Agreement: Effective September 1, 2011, the Investment Adviser entered into a services agreement (“Services Agreement”) for the Target Date Funds. Under the Services Agreement, Madison provides either directly or through outsourced arrangements all operational and support services of the Target Date Funds not provided under the Management Agreement discussed above. Under this Services Agreement, Madison receives a fee of 0.05% (annualized) of the average daily net assets of each Target Date Fund. In exchange for the aforementioned fee, Madison is responsible for paying all of the funds’ fees and expenses, other than (i) the management fee (described above), (ii) fees related to the funds’ portfolio holdings (such as brokerage commissions, interest on loans, etc.), (iii) acquired fund fees, and (iv) extraordinary or non-recurring fees (such as fees and costs relating to any temporary line of credit the funds may maintain for emergency or extraordinary purposes). The direct expenses of the funds’ independent Trustees and independent auditors are paid out of this fee by the funds. Pursuant to the Services Agreement, Madison has also agreed, until April 30, 2013, to waive and/or reimburse investment advisory fees and/or its services fee to the extent necessary to limit each fund’s total operating expenses and underlying fees and expenses to 0.65% of average daily net assets of each Target Date Fund. In applying this waiver, Madison must utilize good faith estimates of the fees and expenses of the underlying funds. The Investment Adviser does not have the right to recoup these waived fees.

Ultra Series Fund | December 31, 2012

Notes to Financial Statements

Distribution Agreement: Mosaic Funds Distributor, LLC (“MFD”) serves as distributor of the funds. The Trust adopted a distribution and service plan with respect to the Trust’s Class II shares pursuant to Rule 12b-1 under the 1940 Act. Under the plan, the Trust will pay a service fee with regard to Class II shares at an annual rate of 0.25% of each fund’s daily net assets. MFD arranges to provide compensation to others that provide distribution and shareholder servicing services to the funds and their shareholders. Fees incurred by the Funds under the plan are detailed in the Statements of Operations.

The distributor may from time to time voluntarily agree to waive a portion of its fees or expenses related to the funds. In this regard, the distributor waived a portion of 12b-1 fees on the Money Market Class II shares for the purpose of maintaining a one-day yield of zero. For the period ended December 31, 2012, the waivers totaled $2,248 and are reflected as fees waived in the Statements of Operations. Neither MFD nor the Investment Adviser has the right to recoup these waived fees.

MFD changed its name to MFD Distributor, LLC on February 1, 2013, after the date of the period covered by this report.

Other Expenses: In addition to the management fee, the Trust, except for the Target Date Funds effective September 1, 2011, is responsible for fees of the disinterested trustees, brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments, costs of borrowing money, expenses for independent audits, any potential taxes owed and extraordinary expenses as approved by a majority of Independent Trustees. Effective September 1, 2011, the fees for the disinterested trustees and independent audits are paid out of the Services Agreement fee (noted above) for the Target Date Funds.

Certain officers and trustees of the Trust are also officers of the Investment Adviser. The funds do not compensate their officers or affiliated trustees. Unaffiliated trustees receive from the Trust an attendance fee for each Board or Committee meeting attended, with additional remuneration paid to Audit Committee and Nominating and Governance Committee Chairpersons.

4. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

The Money Market Fund declares dividends from net investment income and net realized gains from investment transactions, if any, daily, and net realized gains from investment transactions, if any, annually, which are reinvested in additional full and fractional shares of the fund. The Bond Fund, High Income Fund, Diversified Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Small Cap, Mid Cap Fund, International Stock Fund, Target Allocation Funds, and Target Date Funds declare dividends from net investment income and net realized gains from investment transactions, if any, annually, which are reinvested in additional full and fractional shares of the respective funds.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains of the funds may differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income.

5. SECURITIES TRANSACTIONS

For the period ended December 31, 2012, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments, were as follows:

	U.S. Government Securities		Other Investment Securities

Fund	Purchases	Sales	Purchases	Sales

Conservative Allocation	$–	$–	$102,995,930	$100,886,745
Moderate Allocation	–	–	188,655,060	197,009,347
Aggressive Allocation	–	–	96,645,731	96,111,705

Ultra Series Fund | December 31, 2012

Notes to Financial Statements
	U.S. Government Securities		Other Investment Securities

Fund	Purchases	Sales	Purchases	Sales

Bond	$41,368,402	$53,662,524	$1,077,073	$19,886,369
High Income	–	–	44,855,707	73,808,062
Diversified Income	15,888,514	17,931,147	49,659,557	71,058,643
Large Cap Value	–	–	131,804,244	170,877,404
Large Cap Growth	–	–	228,393,097	282,078,764
Mid Cap	–	–	86,158,002	141,818,151
Small Cap	–	–	1,940,987	2,640,379
International Stock	–	–	37,706,972	45,867,961
Madison Target Retirement 2020	–	–	56,517,798	42,594,477
Madison Target Retirement 2030	–	–	67,570,170	48,312,962
Madison Target Retirement 2040	–	–	52,972,399	41,834,212
Madison Target Retirement 2050	–	–	8,296,496	3,760,697

6. FOREIGN SECURITIES

Each fund may invest in foreign securities; however, the Money Market Fund is limited to U.S. dollar-denominated foreign money market securities. Foreign securities include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Swedish Depositary Receipts (“SDRs”) and foreign money market securities. Dollar-denominated securities that are part of the Merrill Lynch U.S. Domestic Master Index are not considered a foreign security.

Certain funds have reclaim receivable balances, in which the funds are due a reclaim on the taxes that have been paid to some foreign jurisdictions. The values of all reclaims are not significant for any of the Funds and are reflected in Other Assets on the Statements of Assets and Liabilities. These receivables are reviewed to ensure the current receivable balance is reflective of the amount deemed to be collectable.

7. SECURITIES LENDING

Each fund, except the Target Allocation, Money Market, Small Cap and Target Retirement Funds, entered into a Securities Lending Agreement (the “Agreement”) with State Street Bank and Trust Company (“State Street”). Under the terms of the Agreement, the funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash or other liquid assets at least equal to 102% of the value of the securities, which is determined on a daily basis. Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statements of Operations. The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

At December 31, 2012, none of the funds had securities out on loan.

8. FEDERAL INCOME TAX INFORMATION

It is each fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Accordingly, no provisions for federal income taxes are recorded in the accompanying financial statements.

The funds have not recorded any liabilities for material unrecognized tax benefits as of December 31, 2012. It is the funds’ policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate. Tax years

Ultra Series Fund | December 31, 2012

Notes to Financial Statements

that remain open to examination by major tax jurisdictions include tax years ended December 31, 2009 through December 31, 2012.

The tax character of distributions paid during the years ended December 31, 2012 and 2011 was as follows:

	Ordinary Income		Long-Term Capital Gain		Return of Capital

Fund	2012	2011	2012	2011	2012	2011

Conservative Allocation	$8,752,307	$7,736,541	$–	$–	$–	$156,141
Moderate Allocation	11,631,795	10,126,467	–	–	–	–
Aggressive Allocation	3,233,841	2,351,251	–	–	–	–
Money Market	–	–	–	–	–	–
Bond	12,776,652	15,832,299	–	–	–	–
High Income	5,659,023	6,639,622	–	–	–	–
Diversified Income	10,709,273	11,883,969	–	–	–	–
Large Cap Value	10,469,073	10,205,844	–	–	–	–
Large Cap Growth	2,704,838	893,185	–	–	–	–
Mid Cap	1,089,948	691,290	–	–	–	–
Small Cap	154,423	49,569	–	–	–	–
International Stock	1,486,996	1,802,051	–	–	–	–
Madison Target Retirement 2020	1,701,151	1,042,918	144,606	951,240	–	–
Madison Target Retirement 2030	2,082,265	1,048,477	170,986	1,807,977	–	–
Madison Target Retirement 2040	1,497,374	746,609	103,150	1,906,410	–	–
Madison Target Retirement 2050	146,274	31,450	14,972	–	–	1,099

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Fund	Ordinary Income	Long-Term Capital Gain

Conservative Allocation	$–	$–	Large Cap Growth	$51,752	$–
Moderate Allocation	–	–	Mid Cap	22,758	–
Aggressive Allocation	–	–	Small Cap	–	–
Money Market	–	–	International Stock	42,221	–
Bond	252,849	–	Madison Target Retirement 2020	24,607	101,255
High Income	206,043	–	Madison Target Retirement 2030	–	80,762
Diversified Income	215,755	–	Madison Target Retirement 2040	9,458	59,115
Large Cap Value	210,348	–	Madison Target Retirement 2050	–	7,405

The Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Modernization Act”) modernized several of the federal income and excise tax provisions related to RICs. The Modernization Act contains simplification provisions which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. These changes are effective for tax years ending after December 22, 2010. Additionally, the Modernization Act allows capital losses to be carried forward indefinitely, and retain the character of the original loss, exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains. These changes are effective for tax years beginning after December 22, 2010. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

For federal income tax purposes, the Funds listed below have capital loss carryovers as of December 31, 2012, which are available to offset future capital gains, if any, realized through the fiscal year listed:

Ultra Series Fund | December 31, 2012

Notes to Financial Statements
							No Expiration-
Fund	2013	2014	2015	2016	2017	2018	Short Term

Conservative Allocation	$–	$–	$–	$–	$2,386,143	$–	$–
Moderate Allocation	–	–	–	9,202,459	20,811,527	9,937,108	–
Aggressive Allocation	–	–	–	329,267	6,205,447	6,513,626	–
Money Market	–	–	–	–	–	–	–
Bond	1,445,891	816,322	228,563	–	9,584,651	346,309	–
High Income	–	–	–	3,871,343	4,641,635	–	–
Diversified Income	–	–	–	–	24,898,540	–	–
Large Cap Value	–	–	–	30,899,868	41,852,552	–	–
Large Cap Growth	–	–	–	–	11,561,675	–	–
Mid Cap	–	–	–	23,007,112	38,369,131	–	–
Small Cap	–	–	–	810,060	106,162	–	–
International Stock	–	–	751,246	8,819,661	21,825,302	1,915,037	1,197,463
Madison Target Retirement 2020	–	–	–	–	–	–	–
Madison Target Retirement 2030	–	–	–	–	–	–	–
Madison Target Retirement 2040	–	–	–	–	–	–	–
Madison Target Retirement 2050	–	–	–	–	–	–	–

Included in the net capital loss carryovers for Mid Cap Fund, Small Cap Fund and International Stock Fund is $23,007,112, $810,060 and $9,802,327, respectively, of capital loss carryovers subject to certain limitations upon availability, to offset future gains, if any, as the successor of a merger. These acquired losses are included in the total losses available noted above.

Certain specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the funds’ next taxable year, if the funds so elect. For the year ended December 31, 2012, only the International Stock Fund elected to defer late-year ordinary losses of $9,369.

For the year ended December 31, 2012, capital losses utilized for each fund were as follows:

Fund	Amount Utilized	Fund	Amount Utilized

Conservative Allocation	$3,557,105	Large Cap Growth	$5,477,866
Moderate Allocation	7,141,391	Mid Cap	11,125,063
Aggressive Allocation	3,663,456	Small Cap	512,761
Money Market	–	International Stock	1,221,270
Bond	383,120	Madison Target Retirement 2020	–
High Income	2,842,301	Madison Target Retirement 2030	–
Diversified Income	6,859,551	Madison Target Retirement 2040	–
Large Cap Value	22,472,298	Madison Target Retirement 2050	5,446

The Bond Fund had a capital loss carryover expire unused in the current year in the amount of $73,579.

At December 31, 2012, the aggregate gross unrealized appreciation/depreciation and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each fund were as follows:

Fund	Appreciation	Depreciation	Net

Conservative Allocation	$13,643,579	$74,354	$13,569,225
Moderate Allocation	35,591,405	773,372	34,818,033
Aggressive Allocation	15,037,562	334,399	14,703,163
Bond	36,427,229	3,180,782	33,246,447
High Income	3,151,494	47,710	3,103,784

Ultra Series Fund | December 31, 2012

Notes to Financial Statements

Fund	Appreciation	Depreciation	Net

Diversified Income	$57,528,149	$2,831,292	$54,696,857
Large Cap Value	87,081,732	5,596,691	81,485,041
Large Cap Growth	75,394,278	5,787,230	69,607,048
Mid Cap	83,394,951	1,215,416	82,179,535
Small Cap	3,388,162	201,746	3,186,416
International Stock	18,456,433	625,755	17,830,678
Madison Target Retirement 2020	2,087,072	89,871	1,997,201
Madison Target Retirement 2030	2,770,800	81,637	2,689,163
Madison Target Retirement 2040	2,100,822	81,265	2,019,557
Madison Target Retirement 2050	251,778	7,941	243,837

The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of losses.

Reclassification Adjustments: Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all funds.

Differences primarily relate to the tax treatment of net operating losses, paydown gains and losses, foreign currency gains and losses, and distributions from real estate investment trusts and passive foreign investment companies.

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among paid-in capital in excess of par value, undistributed net investment income (loss) and undistributed net realized gain (loss) on investments and foreign currency translations. Accordingly, at December 31, 2012 reclassifications were recorded as follows:

		Undistributed Net	Accumulated Net
Fund	Paid-in Capital	Investment Income (Loss)	Realized Gain (Loss)

Conservative Allocation	$(237,932)	$2,347,684	$(2,109,752)
Moderate Allocation	(219,174)	2,607,131	(2,387,957)
Aggressive Allocation	(94,454)	696,008	(601,554)
Money Market	–	–	–
Bond	(73,579)	(127,319)	200,898
High Income	–	267,273	(267,273)
Diversified Income	–	(39,940)	39,940
Large Cap Value	–	431	(431)
Large Cap Growth	–	(28)	28
Mid Cap	–	–	–
Small Cap	(9,333)	(2,999)	12,332
International Stock	–	(50,998)	50,998
Madison Target Retirement 2020	–	232,716	(232,716)
Madison Target Retirement 2030	–	193,125	(193,125)
Madison Target Retirement 2040	–	87,796	(87,796)
Madison Target Retirement 2050	–	5,593	(5,593)

9. CONCENTRATION OF RISK

Investing in certain financial instruments, including forward foreign currency contracts and futures contracts, involves certain risks. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and financial statement volatility resulting from an imperfect correlation between the movements in the prices of

Ultra Series Fund | December 31, 2012

Notes to Financial Statements

the instruments and the prices of the underlying securities and interest rates being hedged. The International Stock Fund may enter into these contracts primarily to protect these funds from adverse currency movements.

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include, but are not limited to, risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

The High Income Fund invests in securities offering high current income which generally will include bonds in the below investment grade categories of recognized ratings agencies (so-called “junk bonds”). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The High Income Fund generally invests at least 80% of its assets in high yield securities.

The Target Allocation Funds and Target Date Funds are fund of funds, meaning that they invest primarily in the shares of other registered investment companies (the “underlying funds”), including exchange traded funds (“ETFs”). Thus, each fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests; and the underlying fund’s performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that fund. Accordingly, these funds are subject to the risks of the underlying funds in direct proportion to the allocation of their respective assets among the underlying funds.

Additionally, the Target Allocation Funds and Target Date Funds are subject to asset allocation risk and manager risk. Manager risk (i.e., fund selection risk) is the risk that the fund(s) selected to fulfill a particular asset class underperforms its peers. Asset allocation risk is the risk that the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.

While investments in stocks and bonds have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Investment Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the funds, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address the, take appropriate action to reasonably manage them and, of course, to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the funds.

Ultra Series Fund | December 31, 2012

Notes to Financial Statements

10. CAPITAL SHARES AND AFFILIATED OWNERSHIP

All capital shares outstanding at December 31, 2012, are owned by separate investment accounts and/or pension plans of CMFG Life Insurance Company.

The Target Allocation Funds invest in underlying funds, of which certain underlying funds (the “affiliated underlying funds”), may be deemed to be under common control because of the same Board of Trustees. The MEMBERS Mutual Funds audited financial statements for the fiscal year ended October 31, 2012 are available at no cost on the Securities and Exchange Commission’s website at www.sec.gov, by calling 1-202-551-8090 or by visiting the MEMBERS Mutual Funds’ website at www.membersfunds.com. The Madison Mosaic audited financial statements for the fiscal year ended December 31, 2012 are also available at www.sec.gov, by calling 1-800-368-3195 or visiting www.mosaicfunds.com. A summary of the transactions with each affiliated underlying fund as of December 31, 2012 follows:

	Balance of			Balance of
	Shares			Shares
	Held at	Gross	Gross	Held at	Value at	Realized	Distributions
Fund/Underlying Fund	12/31/11	Additions	Sales	12/31/12	12/31/12	Gain (Loss)	Received[1]

Conservative Allocation Fund
Madison Investment Grade Corporate Bond Fund	1,205,357	72,578	–	1,277,935	$14,913,498	$–	$301,664
Madison Mosaic Disciplined Equity Fund	881,454	219,625	120,196	980,883	13,124,209	174,024	835,359
Madison Mosaic Institutional Bond Fund	1,756,767	–	115,146	1,641,621	18,402,574	36,964	283,171
MEMBERS Bond Fund Class Y	3,695,022	4,516	1,795,295	1,904,243	20,127,845	1,424,739	762,875
MEMBERS Equity Income Fund Class Y	1,388,402	103,330	532,960	958,772	9,271,324	(182,640)	1,085,560
MEMBERS High Income Fund Class Y	2,807,172	–	1,070,120	1,737,052	12,350,442	331,284	1,114,963
MEMBERS International Stock Fund Class Y	423,641	171,022	2,103	592,560	6,695,928	1,304	89,391
MEMBERS Large Cap Growth Fund Class Y	439,308	198,887	230,684	407,511	7,098,844	1,056,278	44,554
MEMBERS Large Cap Value Fund Class Y	1,003,905	280,051	207,558	1,076,398	14,843,529	423,284	254,234

Totals					$116,828,193	$3,265,237	$4,771,771

Moderate Allocation Fund
Madison Mosaic Disciplined Equity Fund	2,379,388	–	159,199	2,220,189	$29,706,124	$341,252	$1,890,802
Madison Mosaic Institutional Bond Fund	1,538,367	44,924	189,541	1,393,750	15,623,934	73,568	250,324
MEMBERS Bond Fund Class Y	3,954,926	29,811	1,579,121	2,405,616	25,427,362	1,011,824	951,296
MEMBERS Equity Income Fund Class Y	1,523,183	28,930	232,779	1,319,334	12,757,964	(46,007)	1,296,471
MEMBERS High Income Fund Class Y	4,596,563	72,464	2,213,150	2,455,877	17,461,282	403,253	1,803,827
MEMBERS International Stock Fund Class Y	1,961,026	58,771	1,311,334	708,463	8,005,628	835,422	106,875
MEMBERS Large Cap Growth Fund Class Y	1,726,326	43,205	255,663	1,513,868	26,371,588	556,080	169,870
MEMBERS Large Cap Value Fund Class Y	2,645,715	102,076	390,985	2,356,806	32,500,352	(286,017)	556,653
MEMBERS Mid Cap Fund Class Y2	1,421,439	861,972	20,132	2,263,279	17,812,004	15,054	–
MEMBERS Small Cap Fund Class Y	794,942	–	175,232	619,710	7,244,407	593,237	414,613
NorthRoad International Fund Class Y	–	1,378,003	–	1,378,003	14,317,452	–	230,517

Totals					$207,228,097	$3,497,666	$7,671,248

[1]	Distributions received include distributions from net investment income and from capital gains from the underlying funds.
[2]	Non-income producing.

Ultra Series Fund | December 31, 2012

Notes to Financial Statements

	Balance of			Balance of
	Shares			Shares
	Held at	Gross	Gross	Held at	Value at	Realized	Distributions
Fund/Underlying Fund	12/31/11	Additions	Sales	12/31/12	12/31/12	Gain (Loss)	Received[1]

Aggressive Allocation Fund
Madison Mosaic Disciplined Equity Fund	1,318,039	29,040	110,774	1,236,305	$16,541,758	$185,548	$1,052,886
MEMBERS Equity Income Fund Class Y	301,130	109,648	76,915	333,863	3,228,452	(11,284)	331,850
MEMBERS High Income Fund Class Y	1,549,510	49,557	1,169,504	429,563	3,054,190	887,846	520,815
MEMBERS International Stock Fund Class Y	797,169	68,662	544,526	321,305	3,630,741	563,445	48,470
MEMBERS Large Cap Growth Fund Class Y	821,449	99,782	302,568	618,663	10,777,117	919,764	69,536
MEMBERS Large Cap Value Fund Class Y	1,238,799	45,113	103,068	1,180,844	16,283,838	(33,165)	278,903
MEMBERS Mid Cap Fund Class Y2	903,562	646,128	4,885	1,544,805	12,157,615	6,069	–
MEMBERS Small Cap Fund Class Y	374,420	–	118,835	255,585	2,987,791	355,307	170,998
NorthRoad International Fund Class Y	–	595,750	103,118	492,632	5,118,451	17,821	82,409

Totals					$73,779,953	$2,891,351	$2,555,867

[1]	Distributions received include distributions from net investment income and from capital gains from the underlying funds.
[2]	Non-income producing.

11. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the funds through the date the financial statements were available for issue.

The Trust is aware of litigation relating to attempts by certain fixed income security-holders of Lyondell Chemical company (LYO) to retrieve proceeds from the sale by equity security-holders of LYO shares occurring pursuant to its acquisition by merger in December 2007. The Midcap Fund received proceeds of approximately $1,574,400 from the sale of its LYO equity securities in December 2007. The Trust has not been named as a defendant in this litigation as of the date of this report.

No other events have taken place that meet the definition of a subsequent event that require adjustment to, or disclosure in the financial statements.

Ultra Series Fund | December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Ultra Series Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Ultra Series Fund, comprising the Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Bond Fund, High Income Fund, Diversified Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Fund, Small Cap Fund, International Stock Fund, Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2050 Fund (collectively, the “Funds”) as of December 31, 2012, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2012, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Milwaukee, WI
February 21, 2013

Ultra Series Fund | December 31, 2012

Other Information (unaudited)

BOARD APPROVAL OF ADVISORY AND SUBADVISORY CONTRACTS

The Board reviewed a variety of matters in connection with the Trust’s investment advisory contract with the Adviser and applicable subadvisers. The following description of the Board’s considerations summarizes the process:

With regard to the nature, extent and quality of the services to be provided by the Adviser and each subadviser, the Board reviewed the biographies and tenure of the personnel involved in Trust management and the experience of the Adviser (and applicable subadviser) and its affiliates as investment manager to other investment companies with similar investment strategies or to individual clients or institutions with similar investment strategies. They recognized the wide array of investment professionals employed by the respective firm or firms. Representatives of the Adviser and each subadviser discussed their firms’ ongoing investment philosophies and strategies intended to provide performance consistent with each Trust portfolio’s investment objectives under various market scenarios. The Trustees also noted their familiarity with the Adviser and its affiliates due to the Adviser’s history of providing advisory services to its proprietary investment company clients.

The Board also discussed the quality of services provided to the Trust portfolio by its transfer agent, fund administrator and custodian as well as the various administrative services provided directly by the Adviser. Such services included arranging for third party service providers to provide all necessary administration as well as supervising any subadvisers to Trust portfolios.

With regard to the investment performance of the Trusts and the investment adviser, the Board reviewed current performance information provided in the written Board materials. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks. They reviewed both long-term and short-term performance and considered the effect on long-term performance that may have been attributable to any previous investment advisers to any Trust portfolio. They also considered whether any relative underperformance was appropriate to the Adviser’s conservative investment philosophy. The Board performed this review in connection with the Adviser and each subadviser that manages a subadvised Fund portfolio.

A comprehensive discussion of performance and market conditions occurred during the course of the Board’s review. Representatives of the Adviser and each subadviser discussed with the Board the methodology for arriving at peer groups and indices used for performance comparisons.

With regard to the costs of the services to be provided and the profits to be realized by the investment adviser and its affiliates from the relationship with the Trust, the Board reviewed the expense ratios for a variety of other funds in each Trust portfolio’s peer group with similar investment objectives. Again, the Board reviewed these matters in connection with the Adviser and each subadviser that manages a subadvised Trust portfolio.

The Board noted that the Adviser or its affiliates, and, as applicable, each subaviser, provided investment management services to other investment company and/or non-investment company clients and considered the fees charged by the Adviser (and respective subadviser) to such portfolios and clients for purposes of determining whether the given advisory fee was disproportionately large under the so-called Gartenberg standard traditionally used by investment company boards in connection with contract renewal considerations. The Board took those fees into account and considered the differences in services and time required by the various types of funds and clients to which the Adviser (or subadviser, if applicable) provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others, such as those resulting from a greater frequency of shareholder redemptions in a mutual fund and the higher turnover of mutual fund assets. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various portfolios require and were wary of “inapt

Ultra Series Fund | December 31, 2012

Other Information (unaudited)

comparisons.” They considered that, if the services rendered by the Adviser (or subadviser, if applicable) to one type of fund or client differed significantly from others, then the comparison should not be used. In the case of non-investment company clients for which the Adviser (or subadviser, if applicable) may act as either investment adviser or subadviser, the Board noted that the fee may be lower than the fee charged to the Trust. The Board noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser (or subadviser, if applicable) which are performed for investment company clients but are not performed for other institutional clients.

The Trustees reviewed each portfolio’s fee structure based on total fund expense ratio as well as by comparing fund advisory fees to other fund advisory fees. The Board noted the simple expense structure maintained by the Trust: (1) an advisory fee and a capped administrative “services” expense for the Target Retirement Date Funds; and (2) for the remaining series of Trust, a unitary fee with limited independent expenses for Trustee compensation and audit fees not covered by the unitary fee. The Board noted the total expense ratios paid by other funds with similar investment objectives, recognizing that such a comparison, while not dispositive, was an important consideration.

The Trustees sought to ensure that fees paid by the Trust were appropriate. The Board reviewed materials demonstrating that although the Adviser is compensated for a variety of the administrative services it provides or arranges to provide to the Target Retirement Date Funds of the Trust pursuant to its administrative services agreements with each of these series, such compensation does not always cover all costs due to the cap on administrative expenses. Administrative, operational, legal and compliance fees and costs in excess of the Services Agreement fees, in the case of the Target Retirement Date series of the Trust, or in excess of the unitary fee, in the case of the remaining series of the Trust, are paid by the Adviser from the investment advisory fees earned. In this regard, the Trustees noted that examination of each Trust portfolio’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic “investment management only” fee schedules.

The Board recognized that to the extent a Trust portfolio invests in other mutual funds also managed by the Adviser (or its affiliates), the Adviser (or an affiliate) receives investment advisory fees from both the Trust portfolio and the underlying mutual fund. The Board was satisfied in this regard that the Adviser (or an affiliate) provides separate services to each respective Trust’s “fund of funds” portfolios and the underlying mutual funds in which each such portfolio invests in exchange for the fees received from them.

In reviewing costs and profits, the Board noted that for some smaller portfolios or Trust, the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Trust officers, as well as facility costs (rent), could not be supported by fees received from such portfolios alone. However, the Board recognized that the Trust is profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of other client assets managed by the Adviser. The Trustees noted that total assets managed by the Adviser and its affiliates approximated $16 billion at the time of the meeting. As a result, although the fees paid by each Trust portfolio at its present size might not be sufficient to profitably support a stand-alone fund, each Trust portfolio is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the Trustees recognized that each Trust portfolio is important to the Adviser and is managed with the attention given to the Adviser’s other clients.

With regard to the extent to which economies of scale would be realized as each Trust portfolio grows, the Trustees recognized that at their current sizes, it was premature to discuss any economies of scale not already factored into existing advisory and services agreements. In addition, the Trustees recognized that the Adviser was currently waiving fees with regard to the Money Market Fund portfolio of the Trust.

Ultra Series Fund | December 31, 2012

Other Information (unaudited)

During the course of the review, counsel to the Independent Trustees confirmed that the Trust’s Independent Trustees met previously in executive session and reviewed the written contract renewal materials provided by the Adviser. He noted that the Independent Trustees had considered such materials in light of the aforementioned Gartenberg standards as well as criteria either set forth or discussed in the recent Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made a variety of additional inquiries regarding such written materials to the Adviser and the subadvisers and representatives of the Adviser and subadvisers, respectively, discussed each matter raised.

After further discussion, analysis and review of the totality of the information presented, including the information set forth above and the other information considered by the Board of Trustees, the Trustees, including the Independent Trustees, concluded that the respective Trusts’ advisory fees (including applicable subadvisory fees) are fair and reasonable for each respective portfolio and that renewal of their respective Advisory, Subadvisory and Services Agreements are in the best interests of each respective Trust portfolio and its shareholders.

In the course of their review of the contract renewal materials, the Board also reviewed and discussed with counsel the “Rule 12b-1” plans adopted by certain of the Trust’s portfolios. The Board directed its attention to written materials regarding these matters during the course of the Board’s consideration of the Rule 12b-1 plans. Finally, the Board also reviewed the Trust’s distribution agreements and the information provided in the written materials regarding the distributor as well as applicable Codes of Ethics.

Based on the above, the Board renewed the Trust’s contracts for another year.

FUND EXPENSES PAID BY SHAREHOLDERS

As a shareholder of the funds, you pay no transaction costs, but do incur ongoing costs which include management fees; disinterested trustee fees; brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments; costs of borrowing money; expenses for independent audits, taxes, and extraordinary expenses as approved by a majority of the disinterested trustees. The examples in the table that follows are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended December 31, 2012. Expenses paid during the period in the table below are equal to the fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half fiscal year period).

Actual Expenses
The table below provides information about actual account values using actual expenses and actual returns for the Funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled “Actual” to estimate the expenses you paid on your account during this period.

Ultra Series Fund | December 31, 2012

Other Information (unaudited)

	CLASS I				CLASS II

				Expenses			Expenses
	Beginning	Ending	Annual	Paid	Ending	Annual	Paid
	Account	Account	Expense	During	Account	Expense	During
Fund	Value	Value	Ratio	Period	Value	Ratio	Period

Conservative Allocation	$1,000	$1,048.00	0.31%	$1.60	$1,046.70	0.56%	$2.88
Moderate Allocation	1,000	1,055.40	0.31%	1.60	1,054.00	0.56%	2.89
Aggressive Allocation	1,000	1,063.80	0.31%	1.61	1,062.40	0.56%	2.90
Money Market	1,000	1,000.00	0.14%	0.70	1,000.00	0.14%	0.70
Bond	1,000	1,013.80	0.57%	2.89	1,012.50	0.81%	4.10
High Income	1,000	1,055.40	0.77%	3.98	1,054.10	1.02%	5.27
Diversified Income	1,000	1,032.70	0.71%	3.63	1,031.40	0.96%	4.90
Large Cap Value	1,000	1,043.70	0.61%	3.13	1,042.40	0.86%	4.42
Large Cap Growth	1,000	1,042.00	0.81%	4.16	1,040.70	1.06%	5.44
Mid Cap	1,000	1,078.50	0.91%	4.75	1,077.10	1.16%	6.06
Small Cap	1,000	1,082.90	1.11%	5.81	1,081.50	1.36%	7.12
International Stock	1,000	1,145.80	1.21%	6.53	1,144,40	1.46%	7.87
Madison Target
Retirement 2020	1,000	1,053.80	0.30%	1.55
Madison Target
Retirement 2030	1,000	1,060.70	0.30%	1.55
Madison Target
Retirement 2040	1,000	1,062.10	0.30%	1.56
Madison Target
Retirement 2050	1,000	1,066.50	0.30%	1.56

Hypothetical Example for Comparison Purposes
The table also provides information about hypothetical account values and hypothetical expenses based on the funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

	CLASS I				CLASS II

				Expenses			Expenses
	Beginning	Ending	Annual	Paid	Ending	Annual	Paid
	Account	Account	Expense	During	Account	Expense	During
Fund	Value	Value	Ratio	Period	Value	Ratio	Period

Conservative Allocation	$1,000	$1,023.58	0.31%	$1.58	$1,022.32	0.56%	$2.85
Moderate Allocation	1,000	1,023.58	0.31%	1.58	1,022.32	0.56%	2.85
Aggressive Allocation	1,000	1,023.58	0.31%	1.58	1,022.32	0.56%	2.85
Money Market	1,000	1,024.43	0.14%	0.71	1,024.43	0.14%	0.71
Bond	1,000	1,022.27	0.57%	2.90	1,021.06	0.81%	4.12
High Income	1,000	1,021.27	0.77%	3.91	1,020.01	1.02%	5.18
Diversified Income	1,000	1,021.57	0.71%	3.61	1,020.31	0.96%	4.88
Large Cap Value	1,000	1,022.07	0.61%	3.10	1,020.81	0.86%	4.37
Large Cap Growth	1,000	1,021.06	0.81%	4.12	1,019.81	1.06%	5.38
Mid Cap	1,000	1,020.56	0.91%	4.62	1,019.30	1.16%	5.89
Small Cap	1,000	1,019.56	1.11%	5.63	1,018.30	1.36%	6.90
International Stock	1,000	1,019.05	1.21%	6.14	1,017.80	1.46%	7.41
Madison Target
Retirement 2020	1,000	1,023.63	0.30%	1.53
Madison Target
Retirement 2030	1,000	1,023.63	0.30%	1.53
Madison Target
Retirement 2040	1,000	1,023.63	0.30%	1.53
Madison Target
Retirement 2050	1,000	1,047.00	0.30%	3.07

Ultra Series Fund | December 31, 2012

Other Information (unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account fees, charges, or expenses imposed by the variable annuity or variable life insurance contracts, or retirement and pension plans that use the funds. The information provided in the hypothetical example table is useful in comparing ongoing fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees, charges or expenses were included, your costs would have been higher.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders at no cost on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Form N-Q and other information about the Trust are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures used by the Trust to vote proxies related to portfolio securities is available to shareholders at no cost on the SEC’s website at www.sec.gov and is also located in the funds’ Statement of Additional Information. The proxy voting records for the Trust for the most recent twelve-month period ended December 31 are available to shareholders at no cost on the SEC’s website at www.sec.gov.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,””may,””will,””expect,””believe,””plan” and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or after forward-looking statements as a result of new information, future events, or otherwise.

TAX INFORMATION

Foreign Tax Credits: The International Stock Fund expects to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. For the year ended December 31, 2012, the total amount of foreign taxes that is expected to pass through to shareholders and foreign source income for information reporting purposes will be $187,951 (all of which represents taxes withheld) and $2,950,833, respectively.

Corporate Dividends Received Deduction: Of the dividends paid by the Conservative Allocation, Moderate Allocation, Aggressive Allocation, Diversified Income, Large Cap Value, Large Cap Growth, Mid Cap, Small Cap, Madison Target Retirement 2020, Madison Target Retirement 2030, Madison Target Retirement 2040, and Madison Target Retirement 2050 Funds, 7.16%, 11.48%, 19.76%, 59.76%, 100%, 100%, 100%, 100%, 11.94%, 16.14%, 19.34%, 27.07%, respectively, qualify for the corporate dividends received deduction.

Ultra Series Fund | December 31, 2012

Ultra Series Fund’s Trustees and Officers

The address of each trustee and officer of the Trust is 550 Science Drive, Madison, Wisconsin 53711, except for Mr. Mason for which it is 8777 N. Gainey Center Drive, #220, Scottsdale, Arizona 85258. The Statement of Additional Information, which includes additional information about the trustees and officers, is available at no cost on the SEC’s website at www.sec.gov or by calling CMFG Life Insurance Company at 1-800-798-5500.

Interested Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships

Katherine L. Frank[1] 1960	Trustee and President, 2009 - Present	Madison Investment Holdings, Inc. (“MIH”) (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer, 2010 - Present; Managing Director and Vice President,
1986 - 2010

Madison Asset Management, LLC (“Madison”), Executive Director and Chief Operating Officer, 2010 - Present; Vice President, 2004 - 2010

Madison Investment Advisors, LLC (“MIA”) (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer, 2010 - Present; President, 1996 - 2010

		Madison Mosaic Funds (12) (mutual funds), President, 1996 - Present; Madison Strategic Sector Premium Fund (closed end fund), President, 2005 - Present; Madison Covered Call and Equity Strategy Fund (closed end fund), President, 2013 - Present; Madison Funds (13) (mutual funds), President, 2009 - Present	Madison Mosaic Funds (all but Equity Trust), 1996 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; Madison Funds (13), 2009 - Present

Frank E. Burgess 1942	Trustee, 2009 - Present	MIH, Founder; Chairman of the Board, 2012 - Present; Executive Director and President, 2010 - 2012; Managing Director and President, 1973 - 2010

Madison, Executive Director and President, 2010 - 2012; President, 2004 - 2010
MIA, Executive Director and President, 2010 - 2012

		Madison Mosaic Funds (12), Vice President, 1996 - 2012; Madison Strategic Sector Premium Fund, Vice President, 2005 - 2012; Madison Funds (13), Vice President, 2009 - Present	N/A

[1] “Interested person” as defined in the Investment Company Act of 1940. Considered an interested Trustee because of the position held with the investment adviser of the Trust.

Ultra Series Fund | December 31, 2012

Ultra Series Fund’s Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships

Jay R. Sekelsky 1959	Vice President, 2009 - Present	MIH, Executive Director and Chief Investment Officer, 2010 - Present; Managing Director and Vice President, 1990 - 2010

Madison, Executive Director and Chief Investment Officer, 2010 - Present MIA,
Executive Director and Chief Investment Officer, 2010 - Present; Vice President, 1996 - 2010

		Madison Mosaic Funds (12), Vice President, 1996 - Present; Madison Strategic Sector Premium Fund, Vice President, 2005 - Present; Madison Covered Call and Equity Strategy Fund, Vice President, 2013 - Present; Madison Funds (13), Vice President, 2009 - Present	N/A

Paul Lefurgey 1964	Vice President, 2009 - Present	MIH, Managing Director and Head of Fixed Income Investments, 2005 - Present; Madison and MIA, Managing Director and Head of Fixed Income Investments, 2010 - Present

MEMBERS Capital Advisors, Inc. (“MCA”) (investment advisory firm), Madison, WI, Vice President, 2003 - 2005

		Madison Mosaic Funds (12), Vice President, 2009 - Present; Madison Strategic Sector Premium Fund, Vice President, 2010 - Present; Madison Covered Call and Equity Strategy Fund, Vice President, 2013 - Present; Madison Funds (13), Vice President, 2009 - Present	N/A

Greg D. Hoppe 1969	Treasurer, 2009 - Present	MIH and MIA, Vice President, 1999 - Present; Madison, Vice President, 2009 - Present

Madison Mosaic Funds (12), Treasurer, 2009 - Present; Chief Financial Officer, 1999 - 2009

Madison Strategic Sector Premium Fund, Treasurer, 2009 - Present; Chief Financial Officer, 2005 - 2009

Madison Covered Call and Equity Strategy Fund, Vice President, 2008 - Present

		Madison Funds (13), Treasurer, 2009 - Present	N/A

Ultra Series Fund | December 31, 2012

Ultra Series Fund’s Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships

Holly S. Baggot 1960	Secretary, 1999 - Present; Assistant Treasurer, 1999 - 2007; 2009 - Present; Treasurer, 2008 - 2009	MIH and MIA, Vice President, 2010 - Present; Madison, Vice President, 2009 - Present; MFD Distributor, LLC (“MFD”) (an affiliated brokerage firm of Madison), Vice President, 2012 - Present

MCA, Director-Mutual Funds, 2008-2009; Director-Mutual Fund Operations, 2006 - 2008; Operations Officer-Mutual Funds, 2005-2006; Senior Manager-Product & Fund Operations, 2001-2005

Madison Mosaic Funds (12), Secretary and Assistant Treasurer, 2009 -

		Present; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - Present; Madison Covered Call and Equity Strategy Fund, Secretary and Assistant Treasurer, 2013 - Present; Madison Funds (13), Secretary, 1999 - Present and Treasurer, 2008-2009 and Assistant Treasurer, 1997-2007 and 2009 - Present	N/A

W. Richard Mason 1960	Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present	MIH, MIA, Madison and Madison Scottsdale, LC (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2009 - Present; General Counsel and Chief Compliance Officer, 1996 - 2009

MFD, Principal, 1998 - Present; Concord Asset Management, LLC (“Concord”) (an affiliated investment advisory firm of Madison), General Counsel, 1996 - 2009; NorthRoad Capital Management LLC (“NorthRoad”) (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2011 - Present

Madison Mosaic Funds (12), Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present; Secretary, General Counsel and Chief Compliance Officer, 1992 - 2009

Madison Strategic Sector Premium Fund, Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present; Secretary, General Counsel and Chief Compliance Officer, 2005 - 2009

Madison Covered Call and Equity Strategy Fund, Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2013 - Present

		Madison Funds (13), Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present	N/A

Ultra Series Fund | December 31, 2012

Ultra Series Fund’s Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships

Pamela M. Krill 1966	General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present	MIH, MIA, Madison, Madison Scottsdale, LC, MFD, and Concord, General Counsel and Chief Legal Officer, 2009 - Present

NorthRoad, General Counsel & Chief Legal Officer, 2011 - Present

Madison Mosaic Funds (12), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; Madison Strategic Sector Premium Fund, General Counsel, Chief Legal Officer and Assistant Secretary, 2010 - Present; Madison Covered Call and Equity Strategy Fund, General Counsel, Chief Legal Officer and Assistant Secretary, 2013 - Present; Madison Funds (13), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present

CUNA Mutual Insurance Society (insurance company with affiliated investment advisory, brokerage and mutual fund operations), Madison, WI, Managing Associate General Counsel-Securities & Investments, 2007 - 2009

		Godfrey & Kahn, S.C. (law firm), Madison and Milwaukee, WI, Shareholder/Partner, Securities Practice Group, 1994-2007	N/A

Independent Trustees

Name and Year of Birth	Position(s) and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex[2]	Other Directorships/Trusteeships

Philip E. Blake 1943	Trustee, 2009 - Present	Retired Investor Lee Enterprises, Inc (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001 Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 - 2000	43	Edgewood College, 2003 - Present; Chairman of the Board, 2010 - Present; Nerites Corporation (technology company), 2004 - Present; Madison Mosaic Funds (12), 2001 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; Madison Covered Call & Equity Strategy Fund, 2012 - Present; Madison Funds (13), 2009 - Present

[1] Independent Trustees serve in such capacity until the Trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.
[2] As of December 31, 2012, the fund complex consists of the Trust with 16 portfolios, the Madison Funds (formerly known as MEMBERS Mutual Funds) with 13 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund), the Madison Covered Call & Equity Strategy Fund (a closed-end fund) and the Madison Mosaic Equity, Income, Tax-Free and Government Money Market Trusts, which together have 12 portfolios, for a grand total of 43 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above.

Ultra Series Fund | December 31, 2012

Ultra Series Fund’s Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex[2]	Other Directorships/Trusteeships

James R Imhoff, Jr. 1944	Trustee, 2009 - Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 - Present	43	Park Bank, 1978 - Present; Madison Mosaic Funds (12), 1996 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; Madison Covered Call & Equity Strategy Fund, 2005 - Present; Madison Funds (13), 2009 - Present

Steven P. Riege 1954	Trustee, 2005 - Present	Ovation Leadership (management consulting), Milwaukee, WI, Owner/President, 2001 - Present; Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President- Marketing and Vice President-Human Resources, 1986 - 2001	29	Madison Funds (13), 2005 - Present

Richard E. Struthers 1952	Trustee, 2004 - Present	Clearwater Capital Management (investment advisory firm), Minneapolis, MN, Chair and Chief Executive Officer, 1998 - Present; Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 - 2012; IAI Mutual Funds, Minneapolis, MN, President and Director, 1992 - 1997	29	Health Partners, 2013 - Present; Park Nicolet Health Services, 2001 - 2012; Madison Funds (12), 2004 - Present

Ultra Series Fund | December 31, 2012

Ultra Series Fund’s Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex[2]	Other Directorships/Trusteeships

Richard E. Struthers 1952	Trustee, 2004 - Present	Clearwater Capital Management (investment advisory firm), Minneapolis, MN, Chair and Chief Executive Officer, 1998 - Present; Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 - 2012; IAI Mutual Funds, Minneapolis, MN, President and Director, 1992 -1997	29	Health Partners, 2013 - Present; Park Nicolet Health Services, 2001 - 2012; Madison Funds (12), 2004 - Present

Lorence D. Wheeler 1938	Trustee, 2009 - Present	Retired investor; Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide), Madison, WI, President, 1986 - 1997	43	Grand Mountain Bank FSB and Grand Mountain Bancshares, Inc. 2003 - Present; Madison Mosaic Funds (12), 1996 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; Madison Covered Call & Equity Strategy Fund, 2005 - Present; Madison Funds (13), 2009 - Present

[1] Independent Trustees serve in such capacity until the Trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.
[2] As of December 31, 2012, the fund complex consists of the Trust with 16 portfolios, the Madison Funds (formerly known as MEMBERS Mutual Funds) with 13 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund), the Madison Covered Call & Equity Strategy Fund (a closed-end fund) and the Madison Mosaic Equity, Income, Tax-Free and Government Money Market Trusts, which together have 12 portfolios, for a grand total of 43 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above.

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SEC File Number: 811-04815

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(c) The code was not amended during the year covered by this report.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling the Adviser at 800-767-0300 and requesting a copy of "the Ultra Series Fund Sarbanes Oxley Code of Ethics."

Item 3. Audit Committee Financial Expert.

James Imhoff, an “independent” Trustee and a member of the Trust’s audit committee, serves as the Trust’s audit committee financial expert among the five independent Trustees who so qualify to serve in that capacity.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Total audit fees paid (or to be paid) to the registrant's principal accountant for the fiscal years ended December 31, 2012 and 2011, respectively were $298,000 ($405,500 including the Madison Funds (formerly known as MEMBERS Mutual Funds, an affiliated registered investment company ("MMF"))) and $295,176 ($396,000 including MMF).

(b) Audit-Related Fees.  Not applicable.

(c) Tax-Fees.  The Audit Committee has pre-approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d).

For the fiscal years ended December 31, 2012 and December 31, 2011, the aggregate fees for professional services rendered by Deloitte & Touche for tax compliance, tax advice and tax planning for such fiscal years totaled $38,460 (budgeted) and $37,675 (budgeted), respectively.

In the scope of services comprising the fees disclosed under this Item 4(c) were the following services:

-Review and sign as signature preparer for U.S. Income Tax Return for Regulated Investment Companies, Form 1120-RIC and the Return of Excise Tax on Undistributed Income of Regulated Investment Companies, Form 8613.

(d) All Other Fees. Not applicable.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

     (2) The Audit Committee has pre-approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d), which such services are described above.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Trust does not normally hold shareholder meetings.  There have been no changes to the Trust's procedures during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ultra Series Fund

By: (signature)
W. Richard Mason, Chief Compliance Officer
Date: February 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)
Katherine L. Frank, President and Principal Executive Officer
Date: February 27, 2013

By: (signature)
Greg Hoppe, Principal Financial Officer
Date: February 27, 2013